                                                                    Exhibit 10.1
                                                                  CONFORMED COPY


                                  $250,000,000


                           FIVE-YEAR CREDIT AGREEMENT

                                   dated as of

                                 March 13, 1998

                                      among

                             APPLIED MATERIALS, INC.


                             THE BANKS PARTY HERETO


                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                 as Documentation Agent and Administrative Agent


                                       and


                           CITICORP SECURITIES, INC.,
                              as Syndication Agent

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                                TABLE OF CONTENTS

                              ARTICLE 1 DEFINITIONS


SECTION 1.01.  Definitions....................................................    1
SECTION 1.02.  Types of Borrowings............................................   18

                              ARTICLE 2 THE CREDITS


SECTION 2.01.  Commitments to Lend............................................   18
SECTION 2.02.  Notice of Committed Borrowing..................................   19
SECTION 2.03.  Money Market Borrowings........................................   19
SECTION 2.04.  Notice to Banks; Funding of Loans..............................   24
SECTION 2.05.  Notes..........................................................   24
SECTION 2.06.  Maturity of Loans..............................................   25
SECTION 2.07.  Interest Rates.................................................   25
SECTION 2.08.  Method of Electing Interest Rates..............................   28
SECTION 2.09.  Facility Fees..................................................   30
SECTION 2.10.  Optional Termination or Reduction of Commitments...............   31
SECTION 2.11.  Scheduled Termination of Commitments...........................   31
SECTION 2.12.  Optional Prepayments...........................................   31
SECTION 2.13.  General Provisions as to Payments..............................   31
SECTION 2.14.  Funding Losses.................................................   32
SECTION 2.15.  Computation of Interest and Fees...............................   33
SECTION 2.16.  Regulation D Compensation......................................   33

                              ARTICLE 3 CONDITIONS


SECTION 3.01.  Effectiveness..................................................   33
SECTION 3.02.  Borrowings.....................................................   35

                    ARTICLE 4 REPRESENTATIONS AND WARRANTIES


SECTION 4.01.  Corporate Existence and Power..................................   35

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SECTION 4.02.  Corporate and Governmental Authorization; No
               Contravention..................................................   36
SECTION 4.03.  Binding Effect.................................................   36
SECTION 4.04.  Financial Information..........................................   36
SECTION 4.05.  Litigation.....................................................   37
SECTION 4.06.  Compliance with ERISA..........................................   37
SECTION 4.07.  Environmental Matters..........................................   37
SECTION 4.08.  Taxes..........................................................   37
SECTION 4.09.  Subsidiaries...................................................   38
SECTION 4.10.  No Regulatory Restrictions on Borrowing........................   38
SECTION 4.11.  Full Disclosure................................................   38

                               ARTICLE 5 COVENANTS


SECTION 5.01.  Information....................................................   39
SECTION 5.02.  Payment of Obligations.........................................   43
SECTION 5.03.  Maintenance of Property; Insurance.............................   44
SECTION 5.04.  Conduct of Business and Maintenance of Existence...............   44
SECTION 5.05.  Compliance with Laws...........................................   44
SECTION 5.06.  Restricted and Unrestricted Subsidiaries.......................   45
SECTION 5.07.  Consolidations, Mergers and Sales of Assets....................   45
SECTION 5.08.  Use of Proceeds................................................   45
SECTION 5.09.  Transactions with Affiliates...................................   46
SECTION 5.10.  Debt...........................................................   46
SECTION 5.11.  Negative Pledge................................................   46
SECTION 5.12.  Consolidated Tangible Net Worth................................   49

                               ARTICLE 6 DEFAULTS


SECTION 6.01.  Events of Default..............................................   50
SECTION 6.02.  Notice of Default..............................................   53

                       ARTICLE 7 THE ADMINISTRATIVE AGENT


SECTION 7.01.  Appointment and Authorization..................................   53
SECTION 7.02.  Administrative Agent and Affiliates............................   53
SECTION 7.03.  Action by Administrative Agent.................................   54
SECTION 7.04.  Consultation with Experts......................................   54


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SECTION 7.05.  Liability of Administrative Agent..............................   54
SECTION 7.06.  Indemnification................................................   55
SECTION 7.07.  Credit Decision................................................   55
SECTION 7.08.  Successor Administrative Agent.................................   55
SECTION 7.09.  Administrative Agent's Fee.....................................   56
SECTION 7.10.  Syndication Agent..............................................   56

                        ARTICLE 8 CHANGE IN CIRCUMSTANCES


SECTION 8.01.  Basis for Determining Interest Rate Inadequate or Unfair.......   56
SECTION 8.02.  Illegality.....................................................   57
SECTION 8.03.  Increased Cost and Reduced Return..............................   57
SECTION 8.04.  Taxes..........................................................   59
SECTION 8.05.  Limitations on Amounts Due under Section 8.03..................   61
SECTION 8.06.  Base Rate Loans Substituted for Affected Fixed Rate Loans......   61
SECTION 8.07.  Substitution of Bank...........................................   62

                             ARTICLE 9 MISCELLANEOUS


SECTION 9.01.  Notices........................................................   62
SECTION 9.02.  No Waivers.....................................................   63
SECTION 9.03.  Expenses; Indemnification......................................   63
SECTION 9.04.  Sharing of Set-Offs............................................   63
SECTION 9.05.  Amendments and Waivers.........................................   64
SECTION 9.06.  Successors and Assigns.........................................   64
SECTION 9.07.  No Reliance on Margin Stock....................................   66
SECTION 9.08.  Governing Law; Submission to Jurisdiction......................   66
SECTION 9.09.  Counterparts; Integration......................................   66
SECTION 9.10.  Confidentiality................................................   66
SECTION 9.11.  WAIVER OF JURY TRIAL...........................................   67


Commitment Schedule
Pricing Schedule
Exhibit A -  Note
Exhibit B -  Money Market Quote Request
Exhibit C -  Invitation for Money Market Quote
Exhibit D -  Money Market Quote
Exhibit E -  Opinion of General Counsel for the Company
Exhibit F -  Opinion of Special Counsel for the Company

Exhibit G - Opinion of Special Counsel for the Administrative Agent Exhibit H - Assignment and Assumption Agreement
Exhibit I -  Restricted and Unrestricted Subsidiaries
Exhibit J -  Existing Liens
Exhibit K -  Special Unencumbered Property

                           FIVE-YEAR CREDIT AGREEMENT


        AGREEMENT dated as of March 13, 1998 among APPLIED MATERIALS, INC., the BANKS party hereto, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent and Administrative Agent, and CITICORP SECURITIES, INC., as Syndication Agent.

        The parties hereto agree as follows:



                                    ARTICLE 1

                                   DEFINITIONS

        SECTION 1.1. Definitions. The following terms, as used herein, have the following meanings:

        "ABSOLUTE RATE AUCTION" means a solicitation of Money Market Quotes setting forth Money Market Absolute Rates pursuant to Section 2.03.

        "ADJUSTED CD RATE" has the meaning set forth in Section 2.07(b).

        "ADMINISTRATIVE AGENT" means Morgan Guaranty Trust Company of New York, in its capacity as administrative agent for the Banks hereunder, and its successors in such capacity.

        "ADMINISTRATIVE QUESTIONNAIRE" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Administrative Agent, completed by such Bank and returned to the Administrative Agent (with a copy to the Company).

        "AFFILIATE" means any Person (other than a Restricted Subsidiary) (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Company, (ii) which beneficially owns or holds 10% or more of any class of the Voting Stock of the Company or (iii) 10% or more of the Voting Stock (or in the case of a Person which is not a corporation, 10% or more of the equity interest) of which is beneficially owned or held by the Company or a Subsidiary. The term "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise.

        "AMJ" means Applied Materials Japan, Inc., a corporation organized under the laws of Japan.

        "APPLICABLE LENDING OFFICE" means, with respect to any Bank, (i) in the case of its Domestic Loans, its Domestic Lending Office, (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office and (iii) in the case of its Money Market Loans, its Money Market Lending Office.

        "ASSESSMENT RATE" has the meaning set forth in Section 2.07(b).

        "ASSIGNEE" has the meaning set forth in Section 9.06(c).

        "BANK" means each bank listed on the Commitment Schedule attached hereto, each Assignee which becomes a Bank pursuant to Section 9.06(c), and their respective successors; provided that, for purposes of any determination made with respect to Citicorp USA, Inc. under Section 2.14, 8.01, 8.02 or 8.03, the term "BANK" shall be deemed to include Citibank, N.A.

        "BASE RATE" means, for any day, a rate per annum equal to the higher of
(i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

        "BASE RATE LOAN" means a Committed Loan which bears interest at the Base Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or the provisions of Section 2.08(a) or Article 8.

        "BENEFIT ARRANGEMENT" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

        "BORROWING" has the meaning set forth in Section 1.02.

        "CAPITALIZED LEASE" means any lease the obligation for Rentals with respect to which is required to be capitalized on a consolidated balance sheet of the lessee and its subsidiaries in accordance with GAAP.

        "CAPITALIZED RENTALS" of any Person means at any date the amount at which the aggregate rentals due and to become due under all Capitalized Leases under which such Person is a lessee would be reflected as a liability on a consolidated balance sheet of such Person.

        "CD BASE RATE" has the meaning set forth in Section 2.07(b).

        "CD LOAN" means a Committed Loan which bears interest at a CD Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election.

        "CD MARGIN" means a rate per annum determined in accordance with the Pricing Schedule.

        "CD RATE" means a rate of interest determined pursuant to Section 2.07(b) on the basis of an Adjusted CD Rate.

        "CD REFERENCE BANKS" means Banque Nationale de Paris, Citibank N.A. and Morgan Guaranty Trust Company of New York.

        "COMMITMENT" means, (i) with respect to each Bank listed on the Commitment Schedule, the amount set forth opposite such Bank's name on the Commitment Schedule and (ii) with respect to any Assignee which becomes a Bank pursuant to Section 9.06(c), the amount of the transferor Bank's Commitment assigned to it pursuant to Section 9.06(c), in each case as such amount may be changed from time to time pursuant to Section 2.10 or 9.06(c); provided that, if the context so requires, the term "Commitment" means the obligation of a Bank to extend credit up to such amount to the Borrower hereunder.

        "COMMITMENT SCHEDULE" means the Commitment Schedule attached hereto.

        "COMMITTED LOAN" means a loan made by a Bank pursuant to Section 2.01; provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term "Committed Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

        "COMPANY" means Applied Materials, Inc., a Delaware corporation, and its successors.

        "COMPANY'S 1997 FORM 10-K" means the Company's annual report on Form 10-K for 1997, as filed with the SEC pursuant to the Exchange Act.

        "CONSOLIDATED DEBT" means all Debt of the Company and its Relevant Subsidiaries, determined in accordance with GAAP on a consolidated basis after eliminating intercompany items.

        "CONSOLIDATED NET INCOME" for any period means the net income of the Company and its Relevant Subsidiaries for such period, determined in accordance with GAAP on a consolidated basis after eliminating earnings or losses attributable to outstanding Minority Interests.

        "CONSOLIDATED NET TANGIBLE ASSETS" means, at any date, the total amount of all Tangible Assets of the Company and its Relevant Subsidiaries after deducting therefrom all liabilities which in accordance with GAAP would be included on their consolidated balance sheet, except Consolidated Debt.

        "CONSOLIDATED SUBSIDIARY" means, at any date, any Subsidiary or other entity the accounts of which would, in accordance with GAAP, be consolidated with those of the Company in its consolidated financial statements if such statements were prepared as of such date.

        "CONSOLIDATED TANGIBLE NET WORTH" means, at any date, total stockholders' equity as indicated in the most recent quarterly or annual consolidated financial statements of the Company and its Relevant Subsidiaries less Intangible Assets.

        "CONSOLIDATED TOTAL ASSETS" means, at any date, the total assets of the Company and its Relevant Subsidiaries on a consolidated basis determined in accordance with GAAP.

        "CP BACKSTOP BORROWING" means a Borrowing the proceeds of which are used solely for the purpose of repaying outstanding commercial paper issued by the Company.

        "CREDIT EXPOSURE" means, with respect to any Bank at any time, (i) the amount of its Commitment (whether used or unused) at such time or (ii) if the Commitments have terminated in their entirety, the aggregate outstanding principal amount of its Loans at such time.

        "DEBT" of any Person means at any date:

               (i) all Indebtedness of such Person (a) for borrowed money or (b) evidenced by notes, bonds, debentures or similar evidences of indebtedness of such Person;

               (ii) obligations secured by any Lien upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligation including, without limitation, obligations secured by Liens arising from the sale or transfer of notes, accounts receivable or other assets, other than obligations secured by Liens on notes, accounts receivable or other assets sold or transferred in a transaction which is accounted for as a true sale under GAAP;

               (iii) obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of property including, without limitation, obligations secured by Liens arising from the sale or transfer of notes or accounts receivable other than precautionary Liens filed or recorded in connection with any such sale or transfer of such notes or accounts receivable (a) which is accounted for as a true sale under GAAP and (b) except for such precautionary Liens filed or recorded in connection with any such sales or transfers by AMJ, pursuant to which there is no recourse (other than recourse for breach of customary representations and warranties) to the seller of such notes or accounts receivable (as evidenced by there being no accounting reserve taken or required to be taken in respect of any possible liability relating to such sale or transfer and, in the event such reserve is taken or required to be taken, the amount of Debt shall be deemed to be the amount of such reserve), but, in all events, excluding trade payables and accrued expenses constituting current liabilities;

               (iv) Capitalized Rentals of such Person;

               (v) reimbursement obligations of such Person in respect of credit enhancement instruments which are, in substance, financial guarantees of the obligations of Persons other than the Company or its Relevant Subsidiaries;

               (vi) reimbursement obligations of such Person in respect of credit enhancement instruments, which reimbursement obligations are then due and payable by such Person;

               (vii) obligations of such Person representing the deferred and unpaid purchase price of any property or business or services, excluding trade payables and accrued expenses constituting current liabilities; and

               (viii) Guarantees by such Person of obligations of others of the character referred to hereinabove in this definition.

The Company's obligations under operating leases and Off-Balance Sheet Leases shall be excluded from this definition; provided that (i) no such exclusion shall be made if and to the extent that GAAP would require such obligations to be classified as debt for borrowed money and (ii) in any event the term "Debt" shall include the Excess Lease Financed Amount (if any).

        "DEFAULT" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

        "DERIVATIVES OBLIGATIONS" of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

        "DOMESTIC BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

        "DOMESTIC LENDING OFFICE" means, as to each Bank, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Company and the Administrative Agent; provided that any Bank may so designate separate Domestic Lending Offices for its Base Rate Loans, on the one hand, and its CD Loans, on the other hand, in which case all references herein to the Domestic Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

        "DOMESTIC LOANS" means CD Loans or Base Rate Loans or both.

        "DOMESTIC RESERVE PERCENTAGE" has the meaning set forth in Section 2.07(b).

        "EFFECTIVE DATE" means the date this Agreement becomes effective in accordance with Section 3.01.

        "ENVIRONMENTAL LAWS" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment or the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

        "EQUITY AFFILIATE" means any Person in which the Company or any of its Consolidated Subsidiaries holds an equity investment that is accounted for under the equity method.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

        "ERISA AFFILIATE" means any member of the ERISA Group.

        "ERISA GROUP" means the Company, any Restricted Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company or any Restricted Subsidiary, are treated as a single employer under
Section 414 of the Internal Revenue Code.

        "EURO-DOLLAR BUSINESS DAY" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

        "EURO-DOLLAR LENDING OFFICE" means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Company and the Administrative Agent.

        "EURO-DOLLAR LOAN" means a Committed Loan which bears interest at a Euro-Dollar Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election.

        "EURO-DOLLAR MARGIN" means a rate per annum determined in accordance with the Pricing Schedule.

        "EURO-DOLLAR RATE" means a rate of interest determined pursuant to
Section 2.07(c) on the basis of a London Interbank Offered Rate.

        "EURO-DOLLAR REFERENCE BANKS" means the principal London offices of Banque Nationale de Paris, Citibank N.A. and Morgan Guaranty Trust Company of New York.

        "EURO-DOLLAR RESERVE PERCENTAGE" means, for any day, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents).

        "EVENTS OF DEFAULT" has the meaning set forth in Section 6.01.

        "EXCESS LEASE FINANCED AMOUNT" means the amount (if any) by which the Lease Financed Amount exceeds (i) $250,000,000 at any time when the Company does not have a High Rating or (ii) $500,000,000 at any time when the Company does have a High Rating.

        "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

        "EXISTING OFF-BALANCE SHEET LEASE" means the Master Lease dated as of April 30, 1997 between the Company and Credit Suisse Leasing, 92A, L.P. and the Operative Documents (as defined therein), as they may be amended or supplemented from time to time.

        "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Morgan Guaranty Trust Company of New York on such day on such transactions as determined by the Administrative Agent.

        "FIXED RATE LOANS" means CD Loans or Euro-Dollar Loans or Money Market Loans (excluding Money Market LIBOR Loans bearing interest at the Base Rate pursuant to Section 8.01) or any combination of the foregoing.

        "GAAP" means at any time generally accepted accounting principles as then in effect, applied on a basis consistent (except for changes concurred in by the Company's independent public accountants) with the most recent audited consolidated financial statements of the Company and its Consolidated Subsidiaries delivered to the Banks; provided that, if the Company notifies the Administrative Agent that the Company wishes to amend any covenant in Article 5 or any definition of a term used in any such covenant to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant (or if the Administrative Agent notifies the Company that the Required Banks wish to amend any such covenant or definition for such purpose), then, for purposes of such covenant or definition only, "GAAP" shall mean GAAP as in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant or definition is amended in a manner satisfactory to the Company and the Required Banks.

        "GROUP OF LOANS" means, at any time, a group of Loans consisting of (i) all Committed Loans which are Base Rate Loans at such time, (ii) all Euro-Dollar Loans having the same Interest Period (beginning and ending on the same day) at such time or (iii) all CD Loans having the same Interest Period (beginning and ending on the same day) at such time, provided that, if a Committed Loan of any particular Bank is converted to or made as a Base Rate Loan pursuant to Article 8, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

        "GUARANTEES" by any Person means all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing, or in effect guaranteeing, any Indebtedness, dividend or other obligation of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (i) to purchase such Indebtedness or obligation or any property or assets constituting security therefor, (ii) to advance or supply funds (x) for the purchase or payment of such Indebtedness or obligation, (y) to maintain working capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation, (iii) to purchase Securities or other property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of such Indebtedness or obligation, or (iv) otherwise to assure the owner of such Indebtedness or obligation of the primary obligor against loss in respect thereof. For purposes of all computations made under this Agreement, a Guarantee in respect of any Indebtedness for borrowed money shall be deemed to be Indebtedness equal to the principal amount of such Indebtedness for borrowed money to the extent guaranteed, and a Guarantee in respect of any other obligation or liability or any dividend shall be deemed to be Indebtedness equal to the maximum aggregate amount of such obligation, liability or dividend to the extent guaranteed. The Company's obligations under Off-Balance Sheet Leases shall be excluded from this definition; provided that no such exclusion shall be made if and to the extent that GAAP would require such obligations to be classified as a guarantee.

        "HAZARDOUS SUBSTANCES" means any toxic, radioactive, caustic or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

        "HIGH RATING" means a rating of senior long-term unsecured debt securities of the Company without any third-party credit enhancement as either
(i) BBB+ or higher by S&P or (ii) Baa1 or higher by Moody's Investors Service, Inc.

        "INDEBTEDNESS" of any Person means and includes all obligations of such Person which in accordance with GAAP should be classified upon a balance sheet of such Person as liabilities of such Person.

        "INDEMNITEE" has the meaning set forth in Section 9.03(b).

        "INTANGIBLE ASSETS" means at any date the total amount of all assets of the Company and its Relevant Subsidiaries that are properly classified as "INTANGIBLE ASSETS" in accordance with GAAP and, in any event, shall include, without limitation, goodwill, patents, trade names, trademarks, copyrights, franchises, experimental expense, organization expense, unamortized debt discount and expense, and deferred charges other than prepaid insurance, prepaid leases and prepaid taxes and current deferred taxes which are classified on the balance sheet of the Company and its Relevant Subsidiaries as a current asset in accordance with GAAP and in which classification the Company's independent public accountants concur; provided that the foregoing Intangible Assets shall be deemed to be in an amount equal to zero at all times during which such Intangible Assets, in the aggregate, are less than 2% of stockholders' equity of the Company.

        "INTEREST PERIOD" means: (1) with respect to each Euro-Dollar Loan, the period commencing on the date of borrowing specified in the applicable Notice of

Borrowing or on the date specified in an applicable Notice of Interest Rate Election and ending one, two, three or six months thereafter, as the Company may elect in such notice; provided that:

                (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

                (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date;

        (2) with respect to each CD Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in an applicable Notice of Interest Rate Election and ending 30, 60, 90 or 180 days thereafter, as the Company may elect in such notice; provided that:

                (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

                (b) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date;

        (3) with respect to each Money Market LIBOR Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending such whole number of months thereafter as the Company may elect in accordance with Section 2.03; provided that:

                (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

                (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date;

        (3) with respect to each Money Market Absolute Rate Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending such number of days thereafter (but not less than 7 days) as the Company may elect in accordance with Section 2.03; provided that:

                (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

                (b) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

        "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended, or any successor statute.

        "LEASE FINANCED AMOUNT" means, with respect to Off-Balance Sheet Leases,
(i) in the case of the Existing Off-Balance Sheet Lease, the sum of the aggregate outstanding principal amount of the Loans (as defined therein) and the outstanding Investment Amounts (as defined therein) or (ii) in the case of any other Off-Balance Sheet Lease, the sum of the comparable amounts as defined therein.

        "LIBOR AUCTION" means a solicitation of Money Market Quotes setting forth Money Market Margins based on the London Interbank Offered Rate pursuant to Section 2.03.

        "LIEN" means (subject to the second paragraph of this definition) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest or other lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease (other than an operating lease), consignment, bailment or transfer for security purposes. The term "LIEN" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances (including, with respect to stock, stockholder agreements, voting trust agreements, buy-back agreements and all similar arrangements) affecting property. For the purposes of this Agreement, the Company or a Restricted Subsidiary shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, Capitalized Lease or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes and such retention or vesting shall constitute a Lien.

        Off-Balance Sheet Leases and the arrangements set forth therein shall be excluded from this definition; provided that:

               (i) if any portion of the Lease Financed Amount is included in Debt under the last sentence of the definition of Debt, then, for purposes of Section 5.11(j), Off-Balance Sheet Leases and the arrangements set forth therein shall be deemed to create a Lien securing the Excess Lease Financed Amount; and

              (ii) if Off-Balance Sheet Leases and the arrangements set forth therein create a lien on any property or assets other than (x) the property and assets leased pursuant to Off-Balance Sheet Leases, (y) rights of the Company as sublessor of any portion of such property and assets and (z) Permitted Lease Collateral, such lien shall not be excluded from this definition.

        "LOAN" means a Committed Loan or a Money Market Loan and "LOANS" means Committed Loans or Money Market Loans or any combination of the foregoing.

        "LONDON INTERBANK OFFERED RATE" has the meaning set forth in Section 2.07(c).

        "MARGIN STOCK" means "margin stock" as such term is defined in Regulation U.

        "MATERIAL ADVERSE EFFECT" means a material adverse effect on the properties, business, profits or condition (financial or otherwise) of the Company or of the Company and its Restricted Subsidiaries taken as a whole.

        "MATERIAL DEBT" means Debt (other than the Notes) of the Company and/or one or more of its Restricted Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal or face amount exceeding

$50,000,000.

        "MATERIAL FINANCIAL OBLIGATIONS" means a principal or face amount of Debt and/or payment obligations (calculated after giving effect to any applicable netting agreements) in respect of Derivatives Obligations of the Company and/or one or more of its Restricted Subsidiaries, arising in one or more related or unrelated transactions, exceeding in the aggregate $50,000,000.

        "MATERIAL PLAN" means, at any time, a Plan or Plans having aggregate Unfunded Liabilities in excess of $50,000,000.

        "MINORITY INTERESTS" means any shares of stock of any class of a Relevant Subsidiary (other than directors' qualifying shares as required by law) that are not owned by the Company and/or one or more of its Relevant Subsidiaries.

        "MONEY MARKET ABSOLUTE RATE" has the meaning set forth in Section
2.03(d).

        "MONEY MARKET ABSOLUTE RATE LOAN" means a loan made or to be made by a Bank pursuant to an Absolute Rate Auction.

        "MONEY MARKET LENDING OFFICE" means, as to each Bank, its Domestic Lending Office or such other office, branch or affiliate of such Bank as it may hereafter designate as its Money Market Lending Office by notice to the Company and the Administrative Agent; provided that any Bank may from time to time by notice to the Company and the Administrative Agent designate separate Money Market Lending Offices for its Money Market LIBOR Loans, on the one hand, and its Money Market Absolute Rate Loans, on the other hand, in which case all references herein to the Money Market Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

        "MONEY MARKET LIBOR LOAN" means a loan made or to be made by a Bank pursuant to a LIBOR Auction (including such a loan bearing interest at the Base Rate pursuant to Section 8.01).

        "MONEY MARKET LOAN" means a Money Market LIBOR Loan or a Money Market Absolute Rate Loan.

        "MONEY MARKET MARGIN" has the meaning set forth in Section 2.03(d).

        "MONEY MARKET QUOTE" means an offer by a Bank to make a Money Market Loan in accordance with Section 2.03.

        "MOODY'S" means Moody's Investors Service, Inc.

        "MULTIEMPLOYER PLAN" means, at any time, an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

        "NOTES" means promissory notes of the Company, substantially in the form of Exhibit A hereto, evidencing the obligation of the Company to repay the Loans, and "NOTE" means any one of such promissory notes issued hereunder.

        "NOTICE OF BORROWING" means a Notice of Committed Borrowing (as defined in Section 2.02) or a Notice of Money Market Borrowing (as defined in Section 2.03(f)).

        "NOTICE OF INTEREST RATE ELECTION" has the meaning set forth in Section 2.08.

        "OFF-BALANCE SHEET LEASES" means one or more lease agreements and related agreements entered into by the Company or any of its Subsidiaries from time to time, in each case in a transaction which the Company or such Subsidiary intends to be treated as an "operating lease" for financial reporting purposes but as a loan for one or more of the following purposes: (i) federal, state and local income or franchise tax, (ii) bankruptcy, (iii) real estate law and (iv) commercial law (including uniform commercial law). The term "Off-Balance Sheet Leases" shall include, without limitation, the Existing Off-Balance Sheet Lease.

        "PARENT" means, with respect to any Bank, any Person controlling such Bank.

        "PARTICIPANT" has the meaning set forth in Section 9.06(b).

        "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

        "PERMITTED LEASE COLLATERAL" means (i) in the case of the Existing Off-Balance Sheet Lease, Cash Collateral (as defined therein) or Treasuries (as defined therein) pledged pursuant to the Pledge Agreement (as defined therein), in each case securing the obligations of the Company under the Existing Off-Balance Sheet Lease or (ii) in the case of any other Off-Balance Sheet Lease, any comparable assets securing obligations of the Company or a Subsidiary thereunder.

        "PERSON" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

        "PLAN" means, at any time, an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

        "PRICING SCHEDULE" means the Pricing Schedule attached hereto.

        "PRIME RATE" means the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York City from time to time as its Prime Rate.

        "QUARTERLY PAYMENT DATES" means each March 31, June 30, September 30 and December 31.

        "REFERENCE BANKS" means the CD Reference Banks or the Euro-Dollar Reference Banks, as the context may require, and "REFERENCE BANK" means any one of such Reference Banks.

        "REGULATION U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

        "RELEVANT SUBSIDIARIES" means all Consolidated Subsidiaries, provided that, if at any time the Company is required to deliver consolidated financial statements of the Company and its Restricted Subsidiaries ("RESTRICTED GROUP FINANCIALS") to the Banks pursuant to Section 5.01(h), the term "RELEVANT SUBSIDIARIES" shall mean the Restricted Subsidiaries at all times from and including the date of such Restricted Group Financials, to but excluding the first date thereafter as of which the Company is required to deliver financial statements, but not Restricted Group Financials, pursuant to Section 5.01.

        "REPORTABLE EVENT" means any "REPORTABLE EVENT" as defined in section 4043 of ERISA for which the 30-day notice requirement has not been waived under applicable regulations.

        "REQUIRED BANKS" means, at any time, Banks having at least 51% of the aggregate amount of the Credit Exposures at such time.

        "RESTRICTED SUBSIDIARY" means (i) any Subsidiary designated as a Restricted Subsidiary in Exhibit I hereto, and (ii) any other Subsidiary designated as a Restricted Subsidiary pursuant to and in accordance with the provisions of Section 5.06.

        "S&P" means Standard & Poors Ratings Services, a division of The McGraw-Hill Companies, Inc.

        "SEC" means the Securities and Exchange Commission.

        "SECURITY" has the meaning set forth in Section 2(1) of the Securities Act of 1933, as amended.

        "SUBSIDIARY" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person; unless otherwise specified, "SUBSIDIARY" means a Subsidiary of the Company.

        "SYNDICATION AGENT" means Citicorp Securities, Inc., in its capacity as syndication agent for the credit facility provided under this Agreement.

        "TANGIBLE ASSETS" means, at any date, Consolidated Total Assets (less depreciation, depletion and other properly deductible valuation reserves) after deducting (but without duplication) Intangible Assets.

        "TAXES" has the meaning set forth in Section 8.04(a).

        "TERMINATION DATE" means March 13, 2003, or, if such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day.

        "UNFUNDED LIABILITIES" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

        "UNITED STATES" means the United States of America.

        "UNRESTRICTED SUBSIDIARY" means (i) any Subsidiary designated as an Unrestricted Subsidiary in Exhibit I hereto and (ii) any other Subsidiary designated as an Unrestricted Subsidiary pursuant to and in accordance with the provisions of Section 5.06.

        "VOTING STOCK" means Securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

        "WHOLLY-OWNED RESTRICTED SUBSIDIARY" means any Restricted Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Company.

        SECTION 1.2. Types of Borrowings. The term "BORROWING" denotes (i) the aggregation of Loans made or to be made to the Company by one or more Banks pursuant to Article 2, all of which Loans are of the same type (subject to Article 8) and, except in the case of Base Rate Loans, have the same initial Interest Period or (ii) if the context so requires, the borrowing of such Loans. The term "BORROWING" shall not include any conversion or continuation of outstanding Loans pursuant to Section 2.08. Borrowings are classified for purposes of this Agreement either (i) by reference to the pricing of Loans comprising such Borrowing (e.g., a "EURO-DOLLAR BORROWING" is a Borrowing comprised of Euro-Dollar Loans) or (ii) by reference to the provisions of
Article 2 under which participation therein is determined (i.e., a "COMMITTED BORROWING" is a Borrowing under Section 2.01 in which all Banks participate in proportion to their Commitments, while a "MONEY MARKET Borrowing" is a Borrowing under Section 2.03 in which one or more Banks participate on the basis of their bids).



                                    ARTICLE 2

                                   THE CREDITS

        SECTION 2.1. Commitments to Lend. Each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Company pursuant to this Section 2.01 from time to time during the period from and including the Effective Date to but excluding the Termination Date; provided that, immediately after each such loan is made, (i) the aggregate outstanding principal amount of Committed Loans by such Bank shall not exceed the amount of its Commitment and (ii) the aggregate outstanding principal amount of all the Loans shall not exceed the aggregate amount of the Commitments. Each Borrowing under this Section 2.01 shall be in an aggregate principal amount of $5,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the aggregate amount available within the limitations in the foregoing proviso) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Company may borrow under this Section 2.01, repay, or to the extent permitted by Section 2.12, prepay Loans and reborrow at any time prior to the Termination Date under this
Section 2.01.

        SECTION 2.2. Notice of Committed Borrowing. The Company shall give the Administrative Agent notice (a "NOTICE OF COMMITTED BORROWING") not later than
(x) 12:00 Noon (New York City time) on the date of each Base Rate Borrowing, (y) 1:00 P.M. (New York City time) on the second Domestic Business Day before each CD Borrowing and (z) 1:00 P.M. (New York City time) on the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

               (a) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing;

               (b) the aggregate amount of such Borrowing;

               (c) whether the Loans comprising such Borrowing are to bear interest initially at the Base Rate, a CD Rate or a Euro-Dollar Rate; and

               (d) in the case of a CD Borrowing or a Euro-Dollar Borrowing, the duration of the initial Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

Such notice may be given by facsimile transmission (or by telephone promptly confirmed by facsimile transmission).

        SECTION 2.3. Money Market Borrowings. (a) The Money Market Option. In addition to Committed Borrowings pursuant to Section 2.01, the Company may, as set forth in this Section, request the Banks to make offers to make Money Market Loans to the Company from time to time during the period from and including the Effective Date to but excluding the Termination Date. The Banks may, but shall have no obligation to, make such offers and the Company may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.

        (b) Money Market Quote Request. When the Company wishes to request offers to make Money Market Loans under this Section, it shall transmit to the Administrative Agent by facsimile transmission (or by telephone promptly confirmed by facsimile transmission) a Money Market Quote Request substantially in the form of Exhibit B hereto so as to be received no later than (x) 1:00 P.M. (New York City time) on the fifth Euro-Dollar Business Day prior to the date of Borrowing proposed therein, in the case of a LIBOR Auction or (y) 11:30 A.M. (New York City time) on the Domestic Business Day next preceding the date of Borrowing proposed therein, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Company and the Administrative Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective) specifying:

                (i) the proposed date of Borrowing, which shall be a Euro-Dollar Business Day in the case of a LIBOR Auction or a Domestic Business Day in the case of an Absolute Rate Auction,

                (ii) the aggregate amount of such Borrowing, which shall be $5,000,000 or a larger multiple of $1,000,000,

                (iii) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period, and

                (iv) whether the Money Market Quotes requested are to set forth a Money Market Margin or a Money Market Absolute Rate.

The Company may request offers to make Money Market Loans for more than one Interest Period in a single Money Market Quote Request. No Money Market Quote Request shall be given within five Euro-Dollar Business Days (or such other number of days as the Company and the Administrative Agent may agree) of any other Money Market Quote Request.

        (c) Invitation for Money Market Quotes. Promptly upon receipt of a Money Market Quote Request, the Administrative Agent shall send to the Banks by telex or facsimile transmission an Invitation for Money Market Quotes substantially in the form of Exhibit C hereto, which shall constitute an invitation by the Company to each Bank to submit Money Market Quotes offering to make the Money Market Loans to which such Money Market Quote Request relates in accordance with this Section.

        (d) Submission and Contents of Money Market Quotes. (i) Each Bank may submit a Money Market Quote containing an offer or offers to make Money Market Loans in response to any Invitation for Money Market Quotes. Each

Money Market Quote must comply with the requirements of this subsection (d) and must be submitted to the Administrative Agent by telex or facsimile transmission at its offices specified in or pursuant to Section 9.01 not later than (x) 2:00 P.M. (New York City time) on the fourth Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) 10:15 A.M. (New York City time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Company and the Administrative Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective); provided that Money Market Quotes submitted by the Administrative Agent (or any affiliate of the Administrative Agent) in the capacity of a Bank may be submitted, and may only be submitted, if the Administrative Agent or such affiliate notifies the Company of the terms of the offer or offers contained therein not later than (x) one hour prior to the deadline for the other Banks, in the case of a LIBOR Auction or (y) 15 minutes prior to the deadline for the other Banks, in the case of an Absolute Rate Auction. Subject to Articles 3 and 6, any Money Market Quote so made shall not be revocable except with the written consent of the Administrative Agent given on the instructions of the Company.

        (ii) Each Money Market Quote shall be substantially in the form of Exhibit D hereto and shall in any case specify:

                      (A) the proposed date of Borrowing,

                      (B) the principal amount of the Money Market Loan for
               which each such offer is being made, which principal amount (w) may be greater than or less than the Commitment of the quoting Bank, (x) must be $5,000,000 or a larger multiple of $1,000,000,
               (y) may not exceed the principal amount of Money Market Loans for which offers were requested and (z) may be subject to an aggregate limitation as to the principal amount of Money Market Loans for which offers being made by such quoting Bank may be accepted,

                      (C) in the case of a LIBOR Auction, the margin above or
               below the applicable London Interbank Offered Rate (the "MONEY MARKET MARGIN") offered for each such Money Market Loan, expressed as a percentage (specified to the nearest 1/10,000 of 1%) to be added to or subtracted from such base rate,

                      (D) in the case of an Absolute Rate Auction, the rate of
               interest per annum (specified to the nearest 1/10,000 of 1%) (the "MONEY MARKET ABSOLUTE RATE") offered for each such Money Market Loan, and

                      (E) the identity of the quoting Bank.

A Money Market Quote may set forth up to five separate offers by the quoting Bank with respect to each Interest Period specified in the related Invitation for Money Market Quotes.

        (iii) Any Money Market Quote shall be disregarded if it:

                      (A) is not substantially in conformity with Exhibit D
               hereto or does not specify all of the information required by subsection (d)(ii);

                      (B) contains qualifying, conditional or similar language;

                      (C) proposes terms other than or in addition to those set
               forth in the applicable Invitation for Money Market Quotes; or

                      (D) arrives after the time set forth in subsection (d)(i).

        (e) Notice to Company. The Administrative Agent shall promptly notify the Company by facsimile transmission (or by telephone promptly confirmed by facsimile transmission) of the terms (x) of any Money Market Quote submitted by a Bank that is in accordance with subsection (d) and (y) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request; provided that, in the case of a LIBOR Auction, the Administrative Agent shall notify the Company of the terms of such Money Market Quotes before 5:00 P.M. (New York City time) on the fourth Euro-Dollar Business Day prior to the proposed date of Borrowing. Any such subsequent Money Market Quote shall be disregarded by the Administrative Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Administrative Agent's notice to the Company shall specify (A) the aggregate principal amount of Money Market Loans for which offers have been received for each Interest Period specified in the related Money Market Quote Request, (B) the respective principal amounts and Money Market Margins or Money Market Absolute Rates, as the case may be, so offered and (C) if applicable, limitations on the aggregate principal amount of Money Market Loans for which offers in any single Money Market Quote may be accepted.

        (f) Acceptance and Notice by Company. Not later than 11:30 A.M. (New York City time) on (x) the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Company and the Administrative Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective), the Company shall notify the Administrative Agent by facsimile transmission (or by telephone promptly confirmed by facsimile transmission) of its acceptance or non-acceptance of the offers so notified to it pursuant to subsection (e). If the Company fails to give such a timely notice to the Administrative Agent, it shall be deemed not to have accepted such offers. In the case of acceptance, such notice (a "NOTICE OF MONEY MARKET BORROWING") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Company may accept any Money Market Quote in whole or in part; provided that:

               (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request,

               (ii) the principal amount of each Money Market Borrowing must be $5,000,000 or a larger multiple of $1,000,000,

               (iii) acceptance of offers may only be made on the basis of ascending Money Market Margins or Money Market Absolute Rates, as the case may be, and

               (iv) the Company may not accept any offer that is described in subsection (d)(iii) or that otherwise fails to comply with the requirements of this Agreement, and

               (v) immediately after such Money Market Borrowing is made, the aggregate outstanding principal amount of the Loans shall not exceed the aggregate amount of the Commitments.

        (g) Allocation by Administrative Agent. If offers are made by two or more Banks with the same Money Market Margins or Money Market Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Administrative Agent among such Banks as nearly as possible (in multiples of $1,000,000, as the Administrative Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determinations by the Administrative Agent of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

        SECTION 2.4. Notice to Banks; Funding of Loans. (a) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's share (if any) of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Company.

        (b) Not later than (x) 12:00 Noon (New York City time) on the date of each Borrowing other than a Base Rate Borrowing and (y) 1:00 P.M. (New York City time) on the date of each Base Rate Borrowing, each Bank participating therein shall make available its share of such Borrowing, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section 9.01. Unless the Administrative Agent determines that any applicable condition specified in Article 3 has not been satisfied, the Administrative Agent will make the funds so received from the Banks available to the Company at the Administrative Agent's aforesaid address.

        (c) Unless the Administrative Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Administrative Agent such Bank's share of such Borrowing, the Administrative Agent may assume that such Bank has made such share available to the Administrative Agent on the date of such Borrowing in accordance with
Section 2.04 (b) and the Administrative Agent may, in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Administrative Agent, such Bank and the Company severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Company until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Company, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable pursuant to Section 2.07 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

        SECTION 2.5. Notes. (a) The Loans of each Bank shall be evidenced by a single Note payable to the order of such Bank for the account of its Applicable

Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Loans.

        (b) Each Bank may, by notice to the Company and the Administrative Agent, request that its Loans of a particular type be evidenced by a separate
Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to the "Note" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

        (c) Upon receipt of each Bank's Note pursuant to Section 3.01(b), the Administrative Agent shall forward such Note to such Bank. Each Bank shall record the date, amount, type and maturity of each Loan made by it and the date and amount of each payment of principal made by the Company with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that a Bank's failure to make (or any error in making) any such recordation or endorsement shall not affect the obligations of the Company hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Company so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

        SECTION 2.6. Maturity of Loans. (a) Each Committed Loan shall mature, and the principal amount thereof shall be due and payable (together with interest accrued thereon), on the Termination Date.

        (b) Each Money Market Loan included in any Money Market Borrowing shall mature, and the principal amount thereof shall be due and payable (together with interest accrued thereon), on the last day of the Interest Period applicable to such Borrowing.

        SECTION 2.7. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable quarterly in arrears on each Quarterly Payment Date. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the Base Rate for such day.

        (b) Each CD Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the CD Margin for such day plus the Adjusted CD Rate applicable to such Interest Period; provided that if any CD Loan shall, as a result of clause (2)(b) of the definition of Interest Period, have an Interest Period of less than 30 days, such CD Loan shall bear interest for each day during such Interest Period at the Base Rate for such day. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 90 days, 90 days after the first day thereof. Any overdue principal of or interest on any CD Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the higher of (i) the sum of the CD Margin for such day plus the Adjusted CD Rate applicable to such Loan on the day before such payment was due and (ii) the Base Rate for such day.

        The "ADJUSTED CD RATE" applicable to any Interest Period means a rate per annum determined pursuant to the following formula:


                                [CDBR]*
                      ACDR = ------------ + AR
                              [1.00-DRP]

                      ACDR     =    Adjusted CD Rate
                      CDBR     =    CD Base Rate
                      DRP      =    Domestic Reserve Percentage
                      AR       =    Assessment Rate

* The amount in brackets being rounded upward, if necessary, to the next higher 1/100 of 1%

        The "CD BASE RATE" applicable to any Interest Period is the rate of interest determined by the Administrative Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the prevailing rates per annum bid at 10:00 A.M. (New York City time) (or as soon thereafter as practicable) on the first day of such Interest Period by two or more New York certificate of deposit dealers of recognized standing for the purchase at face value from each CD Reference Bank of its certificates of deposit in an amount comparable to the principal amount of the CD Loan of such CD Reference Bank to which such Interest Period applies and having a maturity comparable to such Interest Period.

        "DOMESTIC RESERVE PERCENTAGE" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of new non-personal time deposits in dollars in New York City having a maturity comparable to the related Interest Period and in an amount of $100,000 or more. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Domestic Reserve Percentage.

        "ASSESSMENT RATE" means for any day the annual assessment rate in effect on such day which is payable by a member of the Bank Insurance Fund classified as adequately capitalized and within supervisory subgroup "A" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R.
Section 327.4(a) (or any successor provision) to the Federal Deposit Insurance Corporation (or any successor) for such Corporation's (or such successor's) insuring time deposits at offices of such institution in the United States. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Assessment Rate.

        (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin for such day plus the London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, three months after the first day thereof.

        The "LONDON INTERBANK OFFERED RATE" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to each of the Euro-Dollar Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Euro-Dollar Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

        (d) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the higher of (i) the sum of 2% plus the Euro-Dollar Margin for such day plus the London Interbank Offered Rate applicable to such Loan on the day before such payment was due and (ii) the sum of 2% plus the Euro-Dollar Margin for such day plus a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (x) the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than six months as the Administrative Agent may select) deposits in dollars in an amount approximately equal to such overdue payment due to each of the Euro-Dollar Reference Banks are offered to such Euro-Dollar Reference Bank in the London interbank market for the applicable period determined as provided above by (y) 1.00 minus the Euro-Dollar Reserve Percentage (or, if the circumstances described in clause (a) or (b) of Section 8.01 shall exist, at a rate per annum equal to the sum of 2% plus the Base Rate for such day).

        (e) Subject to Section 8.01, each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with Section 2.07(c) as if the related Money Market LIBOR Borrowing were a Committed Euro-Dollar Borrowing) plus (or minus) the Money Market Margin quoted by the Bank making such Loan in accordance with Section 2.03. Each Money Market Absolute Rate Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Absolute Rate quoted by the Bank making such Loan in accordance with Section 2.03. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof. Any overdue principal of or interest on any Money Market Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the Base Rate for such day.

        (f) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Company and the participating Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

        (g) Each Reference Bank agrees to use its best efforts to furnish quotations to the Administrative Agent as contemplated by this Section. If any Reference Bank does not furnish a timely quotation, the Administrative Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 8.01 shall apply.

        SECTION 2.8. Method of Electing Interest Rates. (a) The Loans included in each Committed Borrowing shall bear interest initially at the type of rate specified by the Company in the applicable Notice of Committed Borrowing. Thereafter, the Company may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject to Section 2.08(d) and the provisions of Article 8), as follows:

               (i) if such Loans are Base Rate Loans, the Company may elect to convert such Loans to CD Loans as of any Domestic Business Day or to Euro-Dollar Loans as of any Euro-Dollar Business Day;

               (ii) if such Loans are CD Loans, the Company may elect to convert such Loans to Base Rate Loans as of any Domestic Business Day or convert such Loans to Euro-Dollar Loans as of any Euro-Dollar Business Day or continue such Loans as CD Loans for an additional Interest Period, subject to Section 2.14 if any such conversion is effective on any day other than the last day of an Interest Period applicable to such Loans; and

               (iii) if such Loans are Euro-Dollar Loans, the Company may elect to convert such Loans to Base Rate Loans as of any Domestic Business Day or convert such Loans to CD Loans as of any Euro-Dollar Business Day or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, subject to Section 2.14 if any such conversion is effective on any day other than the last day of an Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice (a "NOTICE OF INTEREST RATE ELECTION") to the Administrative Agent not later than 1:00 P.M. (New York City time) on the third Euro-Dollar Business Day before the conversion or continuation selected in such Notice is to be effective (unless the relevant Loans are to be converted from Domestic Loans of one type to Domestic Loans of the other type or are CD Loans to be continued as CD Loans for an additional Interest Period, in which case such Notice shall be delivered to the Administrative Agent not later than 1:00 P.M. (New York City time) on the second Domestic Business Day before such conversion or continuation is to be effective). A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such Notice applies, and the remaining portion to which it does not apply, are each at least $5,000,000 in the aggregate (unless such portion is comprised of Base Rate Loans). If no such Notice is timely received before the end of an Interest Period for any Group of CD Loans or Euro-Dollar Loans, the Company shall be deemed to have elected that such Group of Loans be converted to Base Rate Loans at the end of such Interest Period.

        (b) Each Notice of Interest Rate Election shall specify:

               (i) the Group of Loans (or portion thereof) to which such notice applies;

               (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of Section 2.08(a) above;

               (iii) if the Loans comprising such Group are to be converted, the new type of Loans and, if the Loans resulting from such conversion are to be CD Loans or Euro-Dollar Loans, the duration of the next succeeding Interest Period applicable thereto; and

               (iv) if such Loans are to be continued as CD Loans or Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

        (c) Promptly after receiving a Notice of Interest Rate Election from the Company pursuant to Section 2.08(a) above, the Administrative Agent shall notify each Bank of the contents thereof and such Notice shall not thereafter be revocable by the Company.

        (d) The Company shall not be entitled to elect to convert any Committed Loans to, or continue any Committed Loans for an additional Interest Period as, CD Loans or Euro-Dollar Loans if (i) the aggregate principal amount of any Group of CD Loans or Euro-Dollar Loans created or continued as a result of such election would be less than $5,000,000 or (ii) a Default shall have occurred and be continuing when the Company delivers notice of such election to the Administrative Agent.

        (e) If any Committed Loan is converted to a different type of Loan, the Company shall pay, on the date of such conversion, any unpaid interest accrued to such date on the principal amount being converted.

        SECTION 2.9. Facility Fees. The Company shall pay to the Administrative Agent, for the account of the Banks ratably in proportion to their Credit Exposures, a facility fee calculated for each day at the Facility Fee Rate for such day (determined in accordance with the Pricing Schedule) on the aggregate amount of the Credit Exposures on such day. Such facility fee shall accrue for each day from and including the Effective Date to but excluding the day on which the Credit Exposures are reduced to zero, and shall be payable quarterly in arrears on each Quarterly Payment Date and on the day on which the Credit Exposures are reduced to zero.

        SECTION 2.10. Optional Termination or Reduction of Commitments. The Company may, upon at least three Domestic Business Days' notice to the Administrative Agent, (a) terminate the Commitments at any time, if no Loans are outstanding at such time, or (b) ratably reduce from time to time by an aggregate amount of $10,000,000 or any larger multiple of $1,000,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans.

        SECTION 2.11. Scheduled Termination of Commitments. The Commitments shall terminate on the Termination Date, and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

        SECTION 2.12. Optional Prepayments. (a) Subject in the case of CD Loans and Euro-Dollar Loans to Section 2.14, the Company may (i) upon at least one Domestic Business Day's notice to the Administrative Agent, prepay the Group of Base Rate Loans (or any Money Market Borrowing bearing interest as the Base Rate pursuant to Section 8.01), (ii) upon at least two Domestic Business Days' notice to the Administrative Agent, prepay any Group of CD Loans and (iii) upon at least three Euro-Dollar Business Days' notice to the Administrative Agent, prepay any Group of Euro-Dollar Loans, in each case in whole at any time, or from time to time in part in amounts aggregating $5,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group of Loans.

        (b) Except as provided in Section 2.12(a) above, the Company may not prepay all or any portion of the principal amount of any Money Market Loan prior to the maturity thereof.

        (c) Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice shall not thereafter be revocable by the Company.

        SECTION 2.13. General Provisions as to Payments. (a) The Company shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 1:00 P.M. (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address specified in or pursuant to Section 9.01. The Administrative Agent will promptly distribute to each Bank its ratable share of each such payment received by the Administrative Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Domestic Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. Whenever any payment of principal of, or interest on, the Money Market Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

        (b) Unless the Administrative Agent shall have received notice from the Company prior to the date on which any payment is due to the Banks hereunder that the Company will not make such payment in full, the Administrative Agent may assume that the Company has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Company shall not have so made such payment, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate.

        SECTION 2.14. Funding Losses. If the Company makes any payment of principal with respect to any Fixed Rate Loan or any Fixed Rate Loan is converted to a different type of Loan (pursuant to Article 2, 6 or 8 or otherwise), in either case on any day other than the last day of an Interest Period applicable thereto or the last day of an applicable period fixed pursuant to
Section 2.07(d), or if the Company fails to borrow, prepay, convert or continue any Fixed Rate Loan after notice has been given to any Bank in accordance with
Section 2.04(a), 2.08(c) or 2.12(c), the Company shall reimburse each Bank within 60 days after demand for any resulting loss or expense (with interest if appropriate) incurred by it or by an existing or prospective Participant in the related Loan, including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or failure to borrow, prepay, convert or continue; provided that such Bank shall have delivered to the Company a certificate as to the amount of such loss or expense, which certificate shall show in reasonable detail the basis for calculating such amount and shall be conclusive in the absence of manifest error.

        SECTION 2.15. Computation of Interest and Fees. Interest based on the Prime Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

        SECTION 2.16. Regulation D Compensation. If and so long as a reserve requirement of the type described in the definition of "Euro-Dollar Reserve Percentage" is prescribed by the Board of Governors of the Federal Reserve System (or any successor), each Bank subject to such requirement may require the Company to pay, contemporaneously with each payment of interest on each of such Bank's Euro-Dollar Loans, additional interest on such Euro-Dollar Loan at a rate per annum reasonably determined by such Bank up to but not exceeding the excess of (i) (A) the applicable London Interbank Offered Rate divided by (B) one minus the Euro-Dollar Reserve Percentage over (ii) the applicable London Interbank Offered Rate. Any Bank wishing to require payment of such additional interest
(x) shall so notify the Company and the Administrative Agent, in which case such additional interest on the Euro-Dollar Loans of such Bank shall be payable to such Bank at the place indicated in such notice with respect to each Interest Period commencing at least three Euro-Dollar Business Days after such Bank gives such notice and (y) shall notify the Company at least five Euro-Dollar Business Days before each date on which interest is payable on the Euro-Dollar Loans of the amount then due it under this Section.

                                    ARTICLE 3

                                   CONDITIONS

        SECTION 3.1. Effectiveness. This Agreement shall become effective upon receipt by the Administrative Agent of the following:

               (a) from each of the parties listed on the signature pages hereof, a counterpart hereof signed by such party or facsimile or other written confirmation satisfactory to the Agent confirming that such party has signed a counterpart hereof;

               (b) a duly executed Note for the account of each Bank dated on or before the Effective Date and complying with the provisions of
        Section 2.05;

               (c) an opinion of Barry Quan, Managing Director, Legal Affairs for the Company, dated the Effective Date and substantially in the form of Exhibit E hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

               (d) an opinion of Orrick, Herrington & Sutcliffe LLP, special counsel for the Company, dated the Effective Date and substantially in the form of Exhibit F hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

               (e) an opinion of Davis Polk & Wardwell, special counsel for the Administrative Agent, dated the Effective Date and substantially in the form of Exhibit G hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

               (f) evidence satisfactory to the Administrative Agent that (i) the commitments of the banks under the $240,000,000 Credit Agreement dated as of September 8, 1994 among the Company, the banks party thereto and Morgan Guaranty Trust Company of New York, as Agent, as heretofore amended, have been terminated and (ii) any loans outstanding thereunder (together with all interest accrued thereon) and all fees accrued thereunder have been paid or the Company has made arrangements satisfactory to the Administrative Agent for the payment thereof on the Effective Date; and

               (g) all documents that the Administrative Agent may reasonably request relating to the existence of the Company, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

The Administrative Agent shall promptly notify the Company and the Banks of the Effective Date, and such notice shall be conclusive and binding on all parties hereto.

        SECTION 3.2. Borrowings. The obligation of any Bank to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

               (a) the fact that the Effective Date shall have occurred on or prior to March 13, 1998;

               (b) receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.02 or 2.03, as the case may be;

               (c) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing; and

               (d) the fact that the representations and warranties of the Company contained in this Agreement (except, in the case of a CP Backstop Borrowing, the representations and warranties set forth in Sections 4.04(b) and 4.05 as to any matter which has theretofore been disclosed in writing by the Company to the Banks) shall be true on and as of the date of such Borrowing.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Company on the date of such Borrowing as to the facts specified in clauses
(c) and (d) of this Section.



                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES

        The Company represents and warrants that:

        SECTION 4.1. Corporate Existence and Power. The Company and each Restricted Subsidiary:

               (a) is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation;

               (b) has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted, except where failures to have such licenses and permits would not, in the aggregate, have a Material Adverse Effect; and

               (c) is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction wherein the nature of the business transacted by it or the nature of the property owned or leased by it makes such licensing or qualification necessary, except where failures to be so licensed, qualified or in good standing would not, in the aggregate, have a Material Adverse Effect.

        SECTION 4.2. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Company of this Agreement and the Notes are within the Company's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Company or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Company or any of its Restricted Subsidiaries.

        SECTION 4.3. Binding Effect. This Agreement constitutes a valid and binding agreement of the Company and each Note, when executed and delivered in accordance with this Agreement, will constitute a valid and binding obligation of the Company, in each case enforceable in accordance with its terms, except as limited by (i) bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) general principles of equity.

        SECTION 4.4. Financial Information. (a) The consolidated balance sheet of the Company and its Consolidated Subsidiaries as of October 26, 1997 and the related consolidated statements of operations and cash flows for the fiscal year then ended, reported on by Price Waterhouse LLP and set forth in the Company's 1997 Form 10-K (or an exhibit thereto), a copy of which has been obtained by each of the Banks, fairly present, in conformity with generally accepted accounting principles, the consolidated financial position of the Company and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

        (b) Except as disclosed in the Company's press release dated February 10, 1998, there has been no material adverse change since October 26, 1997 in the business, financial position or results of operations of the Company and its Relevant Subsidiaries, considered as a whole.

        SECTION 4.5. Litigation. Except as set forth under the heading "LEGAL PROCEEDINGS" in the Company's 1997 Form 10-K, there is no action, suit or proceeding pending against, or to the knowledge of the Company threatened against or affecting, the Company or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse determination which would have a Material Adverse Effect, or which in any manner draws into question the validity of this Agreement or the Notes.

        SECTION 4.6. Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code which will violate Section 5.11 hereof or (iii) incurred any unpaid liability in excess of $50,000,000 under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

        SECTION 4.7. Environmental Matters. The Company has a process of conducting periodic internal reviews relating to compliance by the Company and its Restricted Subsidiaries with Environmental Laws and liabilities thereunder. On the basis of such reviews, except as set forth in the Company's 1997 Form 10-K, nothing has come to the attention of the Company which would lead it to believe that costs associated with compliance with Environmental Laws or liabilities thereunder (including, without limitation, any capital or operating expenses required for cleanup, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) would have a Material Adverse Effect.

        SECTION 4.8. Taxes. All federal and state income tax returns required to be filed by the Company or any Restricted Subsidiary in any jurisdiction have, in fact, been filed and all other tax returns required to be filed in any other jurisdiction have, in fact, been filed, except where the failure to so file in such jurisdictions (other than in connection with federal or state income tax returns) would not have a Material Adverse Effect, and all taxes, assessments, fees and other governmental charges upon the Company or any Restricted Subsidiary or upon any of their respective properties, income or franchises, which are shown to be due and payable in such returns have been paid. For all taxable years ending on or before October 1993, the Federal income tax liability of the Company and its Restricted Subsidiaries has been satisfied and either the period of limitations on assessment of additional Federal income tax has expired or the Company and its Restricted Subsidiaries have entered into an agreement with the Internal Revenue Service closing conclusively the total tax liability for the taxable year. The provisions for taxes on the books of the Company and each Restricted Subsidiary are adequate for all open years, and for its current fiscal period.

        SECTION 4.9. Subsidiaries. Exhibit I hereto sets forth as of the date of this Agreement, with respect to each Person which is a Subsidiary of the Company on the date hereof, (i) the name of such Subsidiary, (ii) the jurisdiction of incorporation of such Subsidiary and (iii) the percentage of Voting Stock of such Subsidiary owned by the Company and its other Subsidiaries.

        SECTION 4.10. No Regulatory Restrictions on Borrowing. The Company is not (i) an "INVESTMENT COMPANY" within the meaning of the Investment Company Act of 1940, as amended, (ii) a "HOLDING COMPANY" or a "SUBSIDIARY COMPANY" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (iii) otherwise subject to any regulatory scheme applicable to it which restricts its ability to incur debt under this Agreement.

        SECTION 4.11. Full Disclosure. All written information heretofore furnished by the Company to the Administrative Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby does not, and all such written information hereafter furnished by the Company to the Administrative Agent or any Bank will not, contain any untrue statement of a material fact or in the aggregate omit a material fact necessary to make the statements therein not misleading on the date as of which such information is stated or certified. There is no fact peculiar to the Company or its Subsidiaries which the Company has not disclosed to the Banks in writing which has had or, so far as the Company can now reasonably foresee, will have a Material Adverse Effect.

                                    ARTICLE 5

                                    COVENANTS

        The Company agrees that, so long as any Bank has any Credit Exposure hereunder or any interest or fees accrued hereunder remain unpaid:

        SECTION 5.1. Information. The Company will deliver to each of the Banks (except as stated in clause (j) below) or make available electronically:

        (a) as soon as available and in any event within 45 days after the end of each quarterly fiscal period (except the last) of each fiscal year, copies of:

                             (1) a consolidated balance sheet of the Company and
                      its Subsidiaries as of the close of such quarterly fiscal period, setting forth in comparative form the consolidated figures as of the close of the fiscal year then most recently ended,

                             (2) consolidated statements of operations of the
                      Company and its Subsidiaries for such quarterly fiscal period and for the portion of the fiscal year ending with such quarterly fiscal period, in each case setting forth in comparative form the consolidated figures for the corresponding period and portion of the preceding fiscal year, and

                             (3) a consolidated statement of cash flows of the
                      Company and its Subsidiaries for the portion of the fiscal year ending with such quarterly fiscal period, setting forth in comparative form the consolidated figures for the corresponding period of the preceding fiscal year, it being agreed that (i) delivery of such financial statements shall be deemed to be a representation by the Company that such financial statements fairly present, in conformity with GAAP, the consolidated financial position of the Company and its Consolidated Subsidiaries as of the close of such quarterly fiscal period and their consolidated results of operations and cash flows for the portion of the fiscal year ending at the end of such quarterly fiscal period (subject to normal year-end adjustments) and (ii) the Company may satisfy the requirements of this Section 5.01(a) by filing its Quarterly Report on Form 10-Q with the SEC; provided that such Form 10-Q satisfies the foregoing requirements of this paragraph (a);

               (b) as soon as available and in any event within 90 days after the close of each fiscal year of the Company, copies of:

                             (1) a consolidated balance sheet of the Company and
                      its Subsidiaries as of the close of such fiscal year, and

                             (2) consolidated statements of operations and cash
                      flows of the Company and its Subsidiaries for such fiscal year,

        in each case setting forth in comparative form the consolidated figures for the two preceding fiscal years, all in reasonable detail and accompanied by a report thereon of a firm of independent public accountants of recognized national standing selected by the Company to the effect that the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company and its Consolidated Subsidiaries as of the end of the fiscal year being reported on and their consolidated results of operations and cash flows for said year in conformity with GAAP and that the examination of such accountants in connection with such financial statements has been conducted in accordance with generally accepted auditing standards, it being agreed that the Company may satisfy the requirements of this Section 5.01(b) by filing its Annual Report on Form 10-K with the SEC; provided that such Form 10-K (including the exhibits filed therewith) satisfies the requirements of this paragraph (b);

               (c) promptly upon receipt thereof, one copy of each interim or special audit made by independent accountants of the books of the Company or any Restricted Subsidiary and any management letter received from such accountants, in all cases, material to the financial condition or operations of the Company or of the Company and its Restricted Subsidiaries taken as a whole;

               (d) promptly upon their becoming available, one copy of each financial statement, report, notice or proxy statement sent by the Company to stockholders generally and of each regular or periodic report, and any registration statement or prospectus (other than those on Form S-8) filed by the Company or any Subsidiary with any securities exchange or the SEC or any successor agency, and copies of any orders in any proceedings to which the Company or any of its Subsidiaries is a party, issued by any governmental agency, Federal or state, having jurisdiction over the Company or any of its Subsidiaries, which orders are material to the financial condition or operations of the Company or the Company and its Restricted Subsidiaries taken as a whole;

               (e) promptly upon the occurrence thereof, written notice of (i) a Reportable Event with respect to any Plan; (ii) the institution of any steps by the Company, any ERISA Affiliate, the PBGC or any other person to terminate any Plan if such termination were to result in a liability of the Company or any Restricted Subsidiary to the PBGC in an amount which could materially and adversely affect the condition, financial or otherwise, of the Company or of the Company and its Restricted Subsidiaries taken as a whole; (iii) the institution of any steps by the Company or any ERISA Affiliate to withdraw from any Plan or any Multiemployer Plan if such withdrawal would result in a liability of the Company or any Restricted Subsidiary in an amount which could materially and adversely affect the condition, financial or otherwise, of the Company or of the Company and its Restricted Subsidiaries taken as a whole; (iv) a "prohibited transaction" within the meaning of Section 406 of ERISA (which has not been exempted under or pursuant to Section 408 of ERISA) in connection with any Plan if such "prohibited transaction" would result in a liability of the Company or any Restricted Subsidiary in an amount which could materially and adversely affect the condition, financial or otherwise, of the Company or of the Company and its Restricted Subsidiaries taken as a whole; (v) any increase in the contingent liability of the Company or any Restricted Subsidiary with respect to any post-retirement welfare liability in an amount that could have a Material Adverse Effect; or (vi) the taking of any action by, or the threat in writing of the taking of any action by, the Internal Revenue Service, the Department of Labor or the PBGC with respect to any of the foregoing;

               (f) within the periods provided in paragraphs (a) and (b) above, a certificate of an authorized financial officer of the Company stating that such officer has reviewed the provisions of this Agreement and (i) setting forth the information and computations (in sufficient detail) required in order to establish whether the Company was in compliance with the requirements of Sections 5.10 through 5.12 at the end of the period covered by the financial statements then being furnished and (ii) stating whether there existed as of the date of such financial statements and whether, to the best of such officer's knowledge, there exists on the date of the certificate or existed at any time during the period covered by such financial statements any Default and, if any such condition or event exists on the date of the certificate, specifying the nature and period of existence thereof and the action the Company is taking and proposes to take with respect thereto;

               (g) within the period provided in paragraph (b) above, a certificate of the accountants who render an opinion with respect to such financial statements, stating (i) that they have reviewed this Agreement, and (ii) whether, in making their audit, such accountants have become aware of any Default under Section 6.01 insofar as any such terms or provisions pertain to or involve accounting matters or determinations, and if any such condition or event then exists, specifying the nature and period of existence thereof;

               (h) if the Company's Unrestricted Subsidiaries, taken as a whole, would have assets in excess of 5% of Consolidated Total Assets at the date of any financial statements to be delivered pursuant to paragraph
        (a) or (b) above or would have net income in excess of 5% of Consolidated Net Income for any period covered by such financial statements, the Company will provide, in addition to the financial statements required by paragraph (a) or (b) above, the financial statements required by such paragraph (a) or (b) (within the applicable time period described in such paragraph (a) or (b)) on a consolidated basis reflecting the financial statements of only the Company and its Restricted Subsidiaries, certified by a financial officer of the Company as to fairness of presentation and conformity with GAAP (except for the exclusion of Unrestricted Subsidiaries) substantially as set forth in the Company's representation in Section 4.04(a) subject, in the case of quarterly financial statements required by paragraph (b) above, to normal year-end adjustments;

               (i) within five days after any officer of the Company obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer or the chief accounting officer of the Company setting forth the details thereof and the action which the Company is taking and proposes to take with respect thereto;

               (j) promptly upon any change in the rating by S&P or Moody's of the Company's senior unsecured long-term debt securities (without third-party credit enhancement), a notice reporting such change and stating the date on which such change was publicly announced by the relevant rating agency, such notice to be delivered by the Company to the Administrative Agent (which shall promptly advise the Banks thereof if the Facility Fee Rate, the Euro-Dollar Margin or the CD Margin is affected by such change in rating); and

               (k) from time to time such additional information regarding the financial position or business of the Company and its Subsidiaries as the Administrative Agent, at the request of any Bank, may reasonably request.

Without limiting the foregoing, the Company will permit any Bank (A) to visit and inspect during normal business hours (at the expense of such Bank unless an Event of Default has occurred and is continuing), under the Company's guidance and, so long as no Default shall have occurred and be continuing, upon not less than three Business Days' prior notice, any of the properties of the Company or any Restricted Subsidiary, (B) to examine (to the extent material to ascertaining compliance with the terms and provisions hereof or to the extent reasonably related to the financial condition or material operations of the Company or a Restricted Subsidiary) all of their books of account, records, reports and other papers, and to make copies and extracts therefrom (other than attorney-client privileged and attorney work-product documents) and (C) to the extent material to ascertaining compliance with the terms and provisions hereof or to the extent reasonably related to the financial condition or material operations of the Company or a Restricted Subsidiary, to discuss their respective affairs, finances and accounts with their respective officers, employees (who are managers or officers), and independent public accountants and by this provision the Company authorizes said accountants to discuss with such Banks the finances and affairs of the Company and its Restricted Subsidiaries; provided that such Bank shall have given prior written notice to the Company of its intention to discuss such finances and affairs with such accountants and have given the Company the opportunity to participate in such discussions, all at such reasonable times and as often as may be reasonably requested. Notwithstanding the above, the Company may, if and to the extent required by applicable law, deny such access or information to any Bank.

        The Company will keep, and will cause each Restricted Subsidiary to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities, in accordance with GAAP.

        Notwithstanding anything to the contrary in the foregoing provisions of this Section 5.01, neither the Administrative Agent nor any Bank shall have access to, nor may they request copies of, any information constituting trade secrets relating to technology unless the Administrative Agent or such Bank shall have executed and delivered to the Company a confidentiality agreement satisfactory to the Company.

        SECTION 5.2. Payment of Obligations. The Company will pay and discharge, and will cause each Restricted Subsidiary to pay and discharge, at or before maturity, all their respective material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings, and will maintain, and will cause each Restricted Subsidiary to maintain, in accordance with GAAP, appropriate reserves for the accrual of any of the same.

        SECTION 5.3. Maintenance of Property; Insurance. (a) The Company will keep, and will cause each Restricted Subsidiary to keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted; provided that nothing in this Section 5.03(a) shall prevent the abandonment of any property if such abandonment does not result in any Default hereunder and the Company determines, in the exercise of its reasonable business judgment, that such abandonment is in the interest of the Company.

        (b) The Company will maintain, and will cause each Restricted Subsidiary to maintain, insurance coverage by financially sound and reputable insurers and in such forms and amounts and against such risks as are customary for corporations of established reputation engaged in the same or a similar business and owning and operating similar properties in similar locations.

        SECTION 5.4. Conduct of Business and Maintenance of Existence. Neither the Company nor any Restricted Subsidiary will engage in any business if, as a result, the primary business, taken on a consolidated basis, which would then be engaged in by the Company and its Restricted Subsidiaries would be substantially changed from the business of the manufacture of capital equipment for the electronics industry. The Company will preserve, renew and keep in full force and effect, and will cause each Restricted Subsidiary to preserve, renew and keep in full force and effect, their respective corporate existence and their respective rights, privileges and franchises, except to the extent that failures to maintain their respective rights, privileges and franchises could not, in the aggregate, reasonably be expected to have a Material Adverse Effect ; provided that nothing in this Section 5.04 shall prohibit (i) the merger of a Restricted Subsidiary into the Company or the merger or consolidation of a Restricted Subsidiary with or into another Person if the corporation surviving such consolidation or merger is a Restricted Subsidiary and if, in each case, after giving effect thereto, no Default shall have occurred and be continuing or (ii) the termination of the corporate existence of any Restricted Subsidiary if such termination does not result in any Default hereunder and the Company determines, in the exercise of its reasonable business judgment, that such termination is in the interest of the Company.

        SECTION 5.5. Compliance with Laws. The Company will comply, and cause each Restricted Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) except (i) where the necessity of compliance therewith is contested in good faith by appropriate proceedings or
(ii) where the violation of which, individually or in the aggregate, would not reasonably be expected to (x) result in a Material Adverse Effect or (y) if such violation is not remedied, result in any Lien not permitted under Section 5.11.

        SECTION 5.6. Restricted and Unrestricted Subsidiaries. (a) The Company may designate each Subsidiary organized or acquired by it after the date hereof as either a Restricted Subsidiary or an Unrestricted Subsidiary by resolution of the Board of Directors of the Company. Any such Subsidiary which is not so designated within 30 days of its organization or acquisition as a Subsidiary shall be deemed to be an Unrestricted Subsidiary.

        (b) The Board of Directors may at any time designate any Restricted Subsidiary as an Unrestricted Subsidiary if all of the following conditions are met: (i) such Subsidiary does not own, directly or indirectly, any capital stock or Indebtedness of the Company or any Restricted Subsidiary; (ii) at any time of the proposed designation and after giving effect thereto, there shall exist no Default and (iii) such Restricted Subsidiary has not previously been designated an Unrestricted Subsidiary pursuant to this Section 5.06(b).

        (c) The Board of Directors may at any time designate any Unrestricted Subsidiary as a Restricted Subsidiary if, at the time of the proposed designation and after giving effect thereto, there shall exist no Default.

        SECTION 5.7. Consolidations, Mergers and Sales of Assets. The Company will not (i) consolidate or merge with or into any other Person or (ii) sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets to any other Person; provided that the Company may merge with another Person if immediately after giving effect to such merger (x) no Default shall exist and (y) the Company is the surviving entity.

        SECTION 5.8. Use of Proceeds. The proceeds of the Loans made under this Agreement will be used by the Company to backstop its commercial paper and for other general corporate purposes. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock unless, at all times when any such proceeds are used to buy or carry Margin Stock, not more than 25% of the value (as determined by any reasonable method) of the assets (either of the Company only or of the Company and its Subsidiaries on a consolidated basis) which are subject to any restriction in Section 5.07 or 5.11 consists of Margin Stock.

        SECTION 5.9. Transactions with Affiliates. The Company will not, and will not permit any Restricted Subsidiary to, enter into or be a party to any transaction or arrangement with any Affiliate (including, without limitation, the purchase from, sale to or exchange of property with, or the rendering of any service by or for, any Affiliate), except in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Restricted Subsidiary's (as the case may be) business and upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than would be obtained in a comparable arm's-length transaction with a Person other than an Affiliate.

        SECTION 5.10. Debt. Consolidated Debt shall at all times be less than 50% of Consolidated Net Tangible Assets; provided that, at any time when the equity investments (valued at their then current book value) of the Company and its Relevant Subsidiaries in Equity Affiliates would otherwise exceed 5% of Consolidated Net Tangible Assets, Consolidated Net Tangible Assets shall be adjusted for purposes of this Section by deducting such equity investments (valued at their then current book value).

        SECTION 5.11. Negative Pledge. The Company will not, and will not permit any Restricted Subsidiary to, create or incur, or suffer to be incurred or to exist, any Lien on its or their property or assets, whether now owned or hereafter acquired, or upon any income or profits therefrom, or acquire or agree to acquire, or permit any Restricted Subsidiary to acquire, any property or assets upon conditional sales agreements or other title retention devices, except:

               (a) Liens for property taxes and assessments or governmental charges or levies and Liens securing claims or demands of mechanics and materialmen, provided that payment thereof is not at the time required by Section 5.02 or 5.05;

               (b) any Lien of or resulting from any judgment or award; provided that either (i) the amount secured thereby does not exceed

        $50,000,000 or (ii) if the amount secured thereby does exceed $50,000,000, the time for the appeal or petition for rehearing of such judgment or award shall not have expired, or the Company or a Restricted Subsidiary shall in good faith be prosecuting an appeal or proceeding for a review thereof, and execution of such judgment or award shall be stayed pending such appeal or proceeding for review;

               (c) Liens incidental to the conduct of business conducted by the Company and its Restricted Subsidiaries in the ordinary course of business or the ownership of properties and assets owned by the Company and its Restricted Subsidiaries (including Liens in connection with worker's compensation, unemployment insurance and other like laws, warehousemen's and attorneys' liens and statutory landlords' liens) and Liens to secure the performance of bids, tenders or trade contracts, or to secure statutory obligations, surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business of the Company and its Restricted Subsidiaries and not in connection with the borrowing of money, provided in each case, the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings;

               (d) survey exceptions or encumbrances, encroachments, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, zoning restrictions, declarations of covenants, conditions and restrictions, other title exceptions or other restrictions as to the use of real properties, which are necessary or appropriate in the good faith judgment of the Company for the conduct of the business of the Company and its Restricted Subsidiaries and which, individually or in the aggregate, do not in any event materially impair their use in the operation of the business of the Company or of the Company and its Restricted Subsidiaries taken as a whole;

               (e) Liens securing Indebtedness of a Restricted Subsidiary to the Company or to another Restricted Subsidiary;

               (f) Liens existing as of January 25, 1998 and reflected in Exhibit J hereto, including any renewals, extensions or replacements of any such Lien, provided that:

                     (i) no additional property is encumbered in connection
               with any such renewal, extension or replacement of any such Lien; and

                     (ii) there is no increase in the aggregate principal amount of Debt secured by any such Lien from that which was outstanding or permitted to be outstanding with respect to such Lien as of January 25, 1998 or the date of such renewal, extension or replacement, whichever is greater;

               (g) Liens incurred after January 25, 1998 given to secure the payment of the purchase price and/or other direct costs incurred in connection with the acquisition, construction, improvement or rehabilitation of assets including Liens incurred by the Company or any Restricted Subsidiary securing Debt incurred in connection with industrial development bond and pollution control financings, including Liens existing on such assets at the time of acquisition thereof or at the time of acquisition by the Company or a Restricted Subsidiary of any business entity (including a Restricted Subsidiary) then owning such assets, whether or not such existing Liens were given to secure the payment of the purchase price of the assets to which they attach, provided that (i) except in the case of Liens existing on assets at the time of acquisition of a Restricted Subsidiary then owning such assets, the Lien shall be created within twelve (12) months of the later of the acquisition of, or the completion of the construction or improvement in respect of, such assets and shall attach solely to the assets acquired, purchased, or financed, (ii) except in the case of Liens existing on assets at the time of acquisition of a Restricted Subsidiary then owning such assets or Liens in connection with industrial development bond or pollution control financings, at the time of the incurrence of such Lien, the aggregate amount remaining unpaid on all Debt secured by Liens on such assets whether or not assumed by the Company or a Restricted Subsidiary shall not exceed an amount equal to 75% of the lesser of the total purchase price or fair market value, at the time such Debt is incurred, of such assets (as determined in good faith by the Board of Directors of the Company), and (iii) all such Debt shall have been incurred within the applicable limitation provided in Section 5.10;

               (h) Liens arising from the sale or transfer of accounts receivable and notes receivable of AMJ, provided that (i) AMJ shall receive adequate consideration therefor and (ii) all Debt, if any, secured by such Liens is incurred within the applicable limitation of
        Section 5.10;

               (i) Liens on notes or accounts receivable sold or transferred in a transaction which is accounted for as a true sale under GAAP;

               (j) Liens securing Debt, to the extent that such Liens are not otherwise permitted by this Section 5.11, provided that (i) immediately after giving effect to the incurrence of any such Lien, the sum of the aggregate principal amount of all outstanding Debt secured by Liens permitted solely by reason of this Section 5.11(j) shall not exceed 15% of Consolidated Net Tangible Assets, and (ii) the incurrence of such Debt is permitted by Section 5.10; and

               (k) Liens incurred in connection with any renewals, extensions or refundings of any Debt secured by Liens described in Section 5.11(g),
        (h), (i) or (j), provided that there is no increase in the aggregate principal amount of Debt secured thereby and no additional property is encumbered.

In the event that any property of the Company or its Restricted Subsidiaries is subjected to a lien in violation of this Section 5.11, but no other provision of this Agreement including, without limitation, Section 5.10 (the Indebtedness secured by such lien being referred to as "PROHIBITED SECURED INDEBTEDNESS"), such violation shall not constitute an Event of Default hereunder if the Company, substantially simultaneously with the incurrence of such lien, makes or causes to be made a provision whereby the Notes will be secured equally and ratably with all Prohibited Secured Indebtedness and delivers to the Banks an opinion to that effect, and, in any case, the Notes shall have the benefit, to the full extent that, and with such priority as, the Banks may be entitled to under applicable law, of an equitable lien to secure the Notes on such property of the Company or its Restricted Subsidiaries that secures Prohibited Secured Indebtedness. The opinion referred to in the preceding sentence shall be addressed to each of the Banks, shall contain such qualifications and limitations as are reasonably acceptable to the Banks and shall be delivered by counsel of nationally recognized standing selected by the Company and satisfactory to the Required Banks. Such counsel shall be deemed to be satisfactory to the Required Banks unless, during the 15 day period after the Banks have received written notice identifying such counsel, Banks having more than 40% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing more than 40% of the aggregate unpaid principal amount of the Loans, shall have objected to such selection in writing to the Company.

        Notwithstanding any of the foregoing provisions of this Section 5.11 including, without limitation, the terms and provisions of the preceding paragraph of this Section 5.11, the Company shall not, and shall not permit any Restricted Subsidiary to, create or incur, or suffer to be incurred or to exist, any Lien (other than Liens described in Section 5.11(a) through (d), inclusive) upon any land, property or buildings (or any interest therein) described as Special Unencumbered

Property in Exhibit K hereto.

        SECTION 5.12. Consolidated Tangible Net Worth. (a) The Company will at all times keep and maintain Consolidated Tangible Net Worth (adjusted as provided in subsections (b) and (c) of this Section, if applicable) at an amount not less than the amount determined by adding the following:

                (i) $1,973,000,000 plus

                (ii) 50% of Consolidated Net Income (adjusted as provided in subsections (b) and (c) of this Section, if applicable) for the period from October 27, 1997 to and including the date of any calculation hereunder.

        (b) If the Company is required to deliver consolidated financial statements of the Company and its Restricted Subsidiaries pursuant to Section 5.01(h) as of any date (the "BREAK-OUT DATE"), then the following adjustments shall be made for purposes of this Section as of the Break-Out Date and at all times thereafter (unless and until the Company is no longer required to deliver such financial statements pursuant to Section 5.01(h)):

                (i) Consolidated Tangible Net Worth shall be adjusted by deducting the equity investments (valued at their then current book value) of the Company and its Restricted Subsidiaries in Unrestricted Subsidiaries and

                (ii) Consolidated Net Income shall be adjusted by excluding the equity of the Company and its Restricted Subsidiaries in the income (or loss) of Unrestricted Subsidiaries after October 26, 1997 and including dividends received by the Company and its Restricted Subsidiaries from Unrestricted Subsidiaries after October 26, 1997.

        (c) At any time when the aggregate book value of the equity investments of the Company and its Relevant Subsidiaries in Equity Affiliates exceeds 5% of Consolidated Net Tangible Assets, the following adjustments shall be made for purposes of this Section:

                (i) Consolidated Tangible Net Worth shall be adjusted by deducting such equity investments (valued at their then current book value), and

                (ii) Consolidated Net Income shall be adjusted by excluding the equity of the Company and its Relevant Subsidiaries in the income (or loss) of Equity Affiliates after October 26, 1997 and including dividends received by the Company and its Relevant Subsidiaries from Equity Affiliates after October 26, 1997.



                                    ARTICLE 6

                                    DEFAULTS

        SECTION 6.1. Events of Default. If one or more of the following events ("EVENTS OF DEFAULT") shall have occurred and be continuing:

                (a) the Company shall fail to pay any principal of any Loan when due or shall fail to pay any interest, fee or other amount payable hereunder within five days after it becomes due;

                (b) the Company shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) above) for 30 days after written notice thereof has been given to the Company by the Administrative Agent at the request of any Bank;

                (c) any representation, warranty, certification or statement made by the Company in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

                (d) the Company or any Restricted Subsidiary shall fail to make any payment in respect of any Material Financial Obligations when due or within any applicable grace period;

                (e) any event or condition shall occur which results in the acceleration of the maturity of any Material Debt or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof;

                (f) the Company or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; provided that no event otherwise constituting an Event of Default under this clause (f) shall be an Event of Default if the total assets of all entities with respect to which an event has occurred which would otherwise have constituted an Event of Default under this clause (f) or clause (g) do not exceed $50,000,000 in the aggregate;

                (g) an involuntary case or other proceeding shall be commenced against the Company or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Company or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect; provided that no event otherwise constituting an Event of Default under this clause (g) shall be an Event of Default if the total assets of all entities with respect to which an event has occurred which would otherwise have constituted an Event of Default under clause (f) or this clause (g) do not exceed $50,000,000 in the aggregate;

                (h) any ERISA Affiliate shall fail to pay when due (or in the case of an ERISA Affiliate acquired by the Company or a Subsidiary after the due date thereof, within 30 days after such ERISA Affiliate is so acquired) an amount or amounts aggregating in excess of $50,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any ERISA Affiliate, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more ERISA Affiliates to incur a current payment obligation in excess of $50,000,000;

                (i) final judgments or orders for the payment of money in excess of $50,000,000 in the aggregate (excluding amounts with respect to which a financially sound and reputable insurer has admitted liability) shall be rendered against the Company or any Subsidiary and such judgments or orders shall continue unsatisfied and unstayed for a period of 30 consecutive days; or

                (j) either (i) any person or group of persons (within the meaning of Section 13 or 14 of the Exchange Act) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the SEC under said Act) of 30% or more of the outstanding shares of Voting Stock of the Company; or (ii) during any period of 12 consecutive calendar months, commencing before or after the date of this Agreement, individuals who were directors of the Company on the first day of such period (the "INITIAL DIRECTORS") shall cease for any reason to constitute a majority of the board of directors of the Company unless the Persons replacing such individuals were nominated or elected by a majority of the directors (x) who were Initial Directors at the time of such nomination or election and/or (y) who were nominated or elected by a majority of directors who were Initial Directors at the time of such nomination or election;

then, and in every such event, the Administrative Agent shall (i) if requested by Banks having more than 51% in aggregate amount of the Commitments, by notice to the Company terminate the Commitments and they shall thereupon terminate, and
(ii) if requested by Banks holding Notes evidencing more than 51% in aggregate principal amount of the Loans, by notice to the Company declare the Notes (together with accrued interest thereon) to be, and the Notes shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company; provided that in the case of any of the Events of Default specified in clause
(f) or (g) above with respect to the Company, without any notice to the Company or any other act by the Administrative Agent or the Banks, the Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company.

        SECTION 6.2. Notice of Default. The Administrative Agent shall give notice to the Company under clause (b) of Section 6.01 promptly upon being requested to do so by the Required Banks and shall thereupon notify all the Banks thereof.

                                    ARTICLE 7

                            THE ADMINISTRATIVE AGENT

        SECTION 7.1. Appointment and Authorization. Each Bank irrevocably appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Notes as are delegated to the Administrative Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

        SECTION 7.2. Administrative Agent and Affiliates. Morgan Guaranty Trust Company of New York shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Administrative Agent, and Morgan Guaranty Trust Company of New York and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Company or any Subsidiary or affiliate of the Company as if it were not the Administrative Agent hereunder.

        SECTION 7.3. Action by Administrative Agent. The obligations of the Administrative Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article 6.

        SECTION 7.4. Consultation with Experts. The Administrative Agent may consult with legal counsel (who may be counsel for the Company), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

        SECTION 7.5. Liability of Administrative Agent. Neither the Administrative Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith (a) with the consent or at the request of the Required Banks or (b) in the absence of its own gross negligence or willful misconduct. Neither the Administrative Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Company; (iii) the satisfaction of any condition specified in

Article 3, except receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the Notes or any other instrument or writing furnished in connection herewith. The Administrative Agent shall not incur any liability by acting in good faith in reliance upon (A) any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties or (B) any notice given by telephone (pursuant to a specific provision herein authorizing notice to be given by the Company to the Administrative Agent by telephone (promptly confirmed by facsimile transmission)) believed in good faith by it to be given by the proper party. Without limiting the generality of the foregoing, the use of the term "AGENT" in this Agreement with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom and is intended to create or reflect only an administrative relationship between independent contracting parties.

        SECTION 7.6. Indemnification. The Banks shall, ratably in proportion to their Credit Exposures, indemnify the Administrative Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Company) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this Agreement or any action taken or omitted by such indemnitees hereunder.

        SECTION 7.7. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Administrative Agent, the Syndication Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Syndication Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

        SECTION 7.8. Successor Administrative Agent. The Administrative Agent may resign at any time by giving notice thereof to the Banks and the Company. Upon any such resignation, the Required Banks shall have the right to appoint a successor Administrative Agent; provided that (a) such successor Administrative Agent shall have, in its capacity as a Bank, a Commitment of not less than

$12,500,000 (reduced to reflect any reduction of the Commitments pursuant to Section 2.10) or, if the Commitments have been terminated, shall hold a corresponding portion of the Committed Loans then outstanding (if any) and (b) unless a Default shall have occurred and be continuing, such appointment shall not be effective without the consent of the Company, such consent not to be unreasonably withheld. If no successor Administrative Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent.

        SECTION 7.9. Administrative Agent's Fee. The Company shall pay to the Administrative Agent for its own account fees in the amounts and at the times previously agreed upon in writing between the Company and the Administrative Agent.

        SECTION 7.10. Syndication Agent. Nothing in this Agreement shall impose on the Syndication Agent, in its capacity as such, any duty or responsibility whatsoever.



                                    ARTICLE 8

                             CHANGE IN CIRCUMSTANCES

        SECTION 8.1. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any Fixed Rate
Borrowing:

                (a) the Administrative Agent is advised by the Reference Banks that deposits in dollars (in the applicable amounts) are not being offered to the Reference Banks in the relevant market for such Interest Period, or

                (b) in the case of a Committed Borrowing, Banks having 50% or more of the aggregate amount of the Commitments advise the Administrative Agent that the CD Rate or the Adjusted London Interbank Offered Rate, as the case may be, as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of funding their CD Loans or Euro-Dollar Loans, as the case may be, for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Company and the Banks, whereupon until the Administrative Agent notifies the Company that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make CD Loans or Euro-Dollar Loans, as the case may be, or to continue or convert outstanding Loans as or into CD Loans or Euro-Dollar Loans, as the case may be, shall be suspended and (ii) each outstanding CD Loan or Euro-Dollar Loan, as the case may be shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Company notifies the Administrative Agent at least two Domestic Business Days before the date of any affected Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, (i) if such affected Borrowing is a CD Borrowing or Euro-Dollar Borrowing, such Borrowing shall instead be made as a Base Rate Borrowing and (ii) if such affected Borrowing is a Money Market LIBOR Borrowing, the Money Market LIBOR Loans comprising such Borrowing shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the Base Rate for such day.

        SECTION 8.2. Illegality. If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks and the Company, whereupon until such Bank notifies the Company and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans, or to convert outstanding Loans into Euro-Dollar Loans or continue outstanding Loans as Euro-Dollar Loans, shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such notice is given, each Euro-Dollar Loan of such Bank then outstanding shall be converted to a Base Rate Loan either (a) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Bank may lawfully continue to maintain and fund such Loan as a Euro-Dollar Loan to such day or (b) immediately if such Bank shall determine that it may not lawfully continue to maintain and fund such Loan as a Euro-Dollar Loan to such day. Interest and principal on any such Base Rate Loan shall be payable on the same dates as, and on a pro rata basis with, the interest and principal payable on the related Euro-Dollar Loans of the other Banks.

        SECTION 8.3. Increased Cost and Reduced Return. (a) If on or after (x) the date hereof, in the case of any Committed Loan or any obligation to make Committed Loans or (y) the date of the related Money Market Quote, in the case of any Money Market Loan, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding
(i) with respect to any CD Loan any such requirement included in an applicable Domestic Reserve Percentage and (ii) with respect to any Euro-Dollar Loan any such requirement with respect to which such Bank is entitled to compensation during the relevant Interest Period under Section 2.16), special deposit, insurance assessment (excluding, with respect to any CD Loan, any such requirement reflected in an applicable Assessment Rate) or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Fixed Rate Loans, its Note or its obligation to make Fixed Rate Loans and the result of any of the foregoing is to increase the cost (excluding Taxes) to such Bank (or its Applicable Lending Office) of making or maintaining any Fixed Rate Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 60 days after demand by such Bank (with a copy to the Administrative Agent), the Company shall pay to such Bank such additional amount or amounts (with interest if appropriate) as will compensate such Bank (subject to the limit in Section 8.05) for such increased cost or reduction.

        (b) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 60 days after demand by such Bank (with a copy to the Administrative Agent), the Company shall pay to such Bank such additional amount or amounts (with interest if appropriate) as will compensate such Bank or its Parent (subject to the limit in Section 8.05) for such reduction.

        (c) Each Bank will promptly notify the Company and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall show in reasonable detail the basis for calculating such amount or amounts and shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

        SECTION 8.4. Taxes. (a) For purposes of this Section 8.04, the following terms have the following meanings:

        "TAXES" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings with respect to any payment by the Company pursuant to this Agreement or under any Note, and all liabilities with respect thereto, excluding (i) in the case of each Bank and the Administrative Agent, taxes imposed on or measured by its net income (including franchise or similar taxes) imposed on it, by a jurisdiction (or any political subdivision of any such jurisdiction) under the laws of which such Bank or the Administrative Agent (as the case may be) is organized or in which its principal executive office is located or, in the case of each Bank, in which its Applicable Lending Office is located or in which it is subject to such taxes by reason of an office or other property of such Bank in such jurisdiction unrelated to the transaction contemplated by this Agreement and (ii) in the case of each Bank, any United States withholding tax imposed on such payments, but not excluding any portion of such tax that exceeds the United States withholding tax which would have been imposed on such a payment to such Bank under the laws and treaties in effect when such Bank first becomes a party to this Agreement.

        "OTHER TAXES" means any present or future stamp or documentary taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or under any Note or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Agreement or any Note.

        (b) All payments by the Company to or for the account of any Bank or the Administrative Agent hereunder or under any Note shall be made without deduction for any Taxes or Other Taxes; provided that, if the Company shall be required by law to deduct any Taxes or Other Taxes from any such payments, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8.04) such Bank or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Company shall make such deductions, (iii) the Company shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Company shall furnish to the Administrative Agent, at its address specified in or pursuant to
Section 9.01, the original or a certified copy of a receipt evidencing payment thereof.

        (c) The Company agrees to indemnify each Bank and the Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 8.04) paid by such Bank or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification (with interest if appropriate) shall be paid within 60 days after such Bank or the Administrative Agent (as the case may be) makes demand therefor.

        (d) Each Bank organized under the laws of a jurisdiction outside the

United States, before it signs and delivers this Agreement in the case of each Bank listed on the signature pages hereof and before it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Company (but only so long as such Bank remains lawfully able to do so), shall provide the Company and the Administrative Agent with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which exempts such Bank from United States withholding tax or reduces the rate of withholding tax on payments of interest for the account of such Bank or certifying that the income receivable by it pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States.

        (e) For any period with respect to which a Bank has failed to provide the Borrower or the Agent with the appropriate form referred to in Section 8.04(d) (unless such failure is due to a change in treaty, law or regulation occurring after the date on which such form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 8.04(b) or 8.04(c) with respect to Taxes imposed by the United States; provided, that if a Bank, which is otherwise exempt from or subject to a reduced rate of United States withholding tax, becomes subject to such withholding tax because of its failure to deliver a form required hereunder, the Company shall take such steps as such Bank shall reasonably request to assist such Bank to recover such withholding tax unless in the judgment of the Company, such assistance would be otherwise disadvantageous to the Company.

        (f) If the Company is required to pay additional amounts to or for the account of any Bank pursuant to this Section 8.04, as a result of a change in law or treaty occurring after such Bank first became a party to this Agreement, then such Bank will change the jurisdiction of its Applicable Lending Office if, in the judgment of such Bank, such change (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not otherwise disadvantageous to such Bank.

        SECTION 8.5. Limitations on Amounts Due under Section 8.03. If any Bank fails to give the Company any prompt notice required by Section 8.03(c), the Company shall not be required to indemnify and compensate such Bank or the Administrative Agent under Section 8.03 for any amounts attributable to the event or factual circumstance required to be disclosed in such notice and arising during or with respect to any period ending more than 90 days before notice thereof has been delivered to the Company; provided that this Section shall in no way limit the right of any Bank or the Administrative Agent to demand or receive compensation to the extent that such compensation relates to any law, rule, regulation, interpretation, administration, request or directive (or any change therein) which by its terms has retroactive application if such notice is given within 90 days after the date of enactment or effectiveness of such retroactive law, rule, regulation, interpretation, administration, request or directive (or change therein).

        SECTION 8.6. Base Rate Loans Substituted for Affected Fixed Rate Loans. If (i) the obligation of any Bank to make, or to continue or convert outstanding Loans as or to, Euro-Dollar Loans has been suspended pursuant to Section 8.02 or
(ii) any Bank has demanded compensation under Section 8.03 or 8.04 with respect to its CD Loans or Euro-Dollar Loans, and in any such case the Company shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Company that the circumstances giving rise to such suspension or demand for compensation no longer exist:

        (a) all Loans which would otherwise be made by such Bank as (or continued or converted to) CD Loans or Euro-Dollar Loans, as the case may be, shall instead be Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related CD Loans or Euro-Dollar Loans of the other Banks), and

        (b) if such Bank notifies the Company that the circumstances giving rise to such suspension or demand for compensation no longer exist, the principal amount of each such Base Rate Loan shall be converted into a CD Loan or Euro-Dollar Loan, as the case may be, on the first day of the next succeeding Interest Period applicable to the related CD Loans or Euro-Dollar Loans of the other Banks.

        SECTION 8.7. Substitution of Bank. If (i) the obligation of any Bank to make Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03 or Section 8.04, the Company shall have the right, with the assistance of the Administrative Agent, to seek a mutually satisfactory substitute bank or banks (which may be one or more of the Banks) to purchase the Note and assume the Commitment of such Bank.


                                   ARTICLE 9

                                  MISCELLANEOUS

        SECTION 9.1. Notices. Except for notices given by telephone pursuant to a specific provision herein authorizing notice by telephone (promptly confirmed by facsimile transmission), all notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Company or the Administrative Agent, at its address, facsimile number or telex number set forth on the signature pages hereof, (y) in the case of any Bank, at its address, facsimile number or telex number set forth in its Administrative Questionnaire or (z) in the case of any party, such other address, facsimile number or telex number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Company. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (iii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iv) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent under Article 2 or Article 8 shall not be effective until received.

        SECTION 9.2. No Waivers. No failure or delay by the Administrative Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

        SECTION 9.3. Expenses; Indemnification. (a) The Company shall pay (i) all out-of-pocket expenses of the Administrative Agent, including reasonable fees and disbursements of special counsel for the Administrative Agent, in connection with the preparation of this Agreement (subject to any limits agreed upon in writing by the Company and the Administrative Agent), any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Administrative Agent and each Bank, including (without duplication) the reasonable fees and disbursements of outside counsel and the allocated cost of inside counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

        (b) The Company agrees to indemnify the Administrative Agent and each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "INDEMNITEE") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of outside counsel and the allocated cost of inside counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder; provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct.

        SECTION 9.4. Sharing of Set-Offs. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks shall be shared by the Banks pro rata; provided that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Company other than its indebtedness hereunder.

        SECTION 9.5. Amendments and Waivers. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and the Required Banks (and, if the rights or duties of the Administrative Agent are affected thereby, by the Administrative Agent); provided that no such amendment or waiver shall, unless signed by all the Banks, (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for the termination of any Commitment or (iv) amend this Section 9.05 or change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement.

        SECTION 9.6. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.

        (b) Any Bank may at any time grant to one or more banks or other institutions (each a "PARTICIPANT") participating interests in its Commitment or any or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Company and the Administrative Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Company and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Company hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii) or (iii) of Section 9.05 without the consent of the Participant. The Company agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article 8 with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

        (c) Any Bank may at any time assign to one or more banks or other institutions (each an "ASSIGNEE") all, or a proportionate part (equivalent to an initial Commitment of not less than $5,000,000) of all, of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit H hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Company, which shall not be unreasonably withheld, and the Administrative Agent; provided that if an Assignee is an affiliate of such transferor Bank or was a Bank immediately prior to such assignment, no such consent shall be required; and provided further that such assignment may, but need not, include rights of the transferor Bank in respect of outstanding Money Market Loans. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a

Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection
(c), the transferor Bank, the Administrative Agent and the Company shall make appropriate arrangements so that, if required, a new Note is issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Administrative Agent an administrative fee for processing such assignment in the amount of $2,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Company and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.04.

        (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note (i) directly to a Federal Reserve Bank or (ii) to an affiliate of such Bank which in turn assigns such rights to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

        (e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.03 or 8.04 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Company's prior written consent or by reason of the provisions of Section 8.02, 8.03 or 8.04 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

        SECTION 9.7. No Reliance on Margin Stock. Each of the Banks represents to the Administrative Agent and each of the other Banks that it in good faith is not relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

        SECTION 9.8. Governing Law; Submission to Jurisdiction. This Agreement and each Note shall be governed by and construed in accordance with the laws of the State of New York. The Company hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

        SECTION 9.9. Counterparts; Integration. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof (except the written limits referred to in Section 9.03(a)(i)).

        SECTION 9.10. Confidentiality. Each Bank and the Administrative Agent agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with safe and sound banking practices, any non-public information supplied to it by the Company pursuant to this Agreement after such information is identified by the Company as being confidential, provided that nothing herein shall limit the disclosure of any such information
(i) to the extent required by statute, rule, regulation or, judicial process, provided that the Company is given prompt written notice (to the extent permitted by law) that such disclosure is required, (ii) to counsel for any of the Banks or the Administrative Agent, (iii) to bank examiners, auditors or accountants, (iv) in connection with any litigation to which any one or more of the Banks is a party, provided that the Company has been given prompt prior written notice (to the extent permitted by law) of such proposed disclosure or
(v) to any Assignee or Participant (or prospective Assignee or Participant) so long as such Assignee or Participant (or Prospective Assignee or Participant) agrees in writing to be bound by the terms of this Section 9.10.

        SECTION 9.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    APPLIED MATERIALS, INC.


                                    By   /s/ Nancy H. Handel
                                      -------------------------------
                                        Title: Vice President,
                                               Global Finance and Treasurer


                                    By   /s/ Joseph R. Bronson
                                      -------------------------------
                                        Title: Senior Vice President,
                                               Office of the President,
                                               and Chief Financial Officer

                                    3050 Bowers Avenue, M/S 2036
                                    Santa Clara, California  95054
                                    Attention: Robert Friess
                                    Facsimile number: (408) 986-7825



                                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                    By   /s/ Kathryn Sayko-Yanes
                                      -------------------------------
                                        Title: Vice President


                                    CITICORP USA, INC.


                                    By   /s/ Avrum M. Spiegel
                                      -------------------------------
                                        Title: Vice President

                                    BANK OF AMERICA NT & SA


                                    By   /s/ Roger J. Fleischmann, Jr.
                                      -------------------------------
                                        Title: Vice President



                                    DEUTSCHE BANK AG, NEW YORK
                                    AND/OR CAYMAN ISLANDS BRANCHES


                                    By   /s/ Andre Heitbaum
                                      -------------------------------
                                        Title: Associate


                                    By   /s/ Belinda J. Wheeler
                                      -------------------------------
                                        Title: Vice President


                                    MELLON BANK, N.A.


                                    By   /s/ Edwin H. Wiest
                                      -------------------------------
                                        Title: First Vice President



                                    THE BANK OF NEW YORK


                                    By   /s/ Elizabeth T. Ying
                                      -------------------------------
                                        Title: Vice President



                                    BANQUE NATIONALE DE PARIS


                                    By   /s/ Rafael C. Lumanlan
                                      -------------------------------
                                        Title: Vice President

                                    By   /s/ Charles H. Day
                                      -------------------------------
                                        Title: Assistant Vice President



                                    CREDIT SUISSE FIRST BOSTON


                                    By   /s/ Robert N. Finney
                                      -------------------------------
                                        Title: Managing Director


                                    By   /s/ Thomas G. Muoio
                                      -------------------------------
                                        Title: Vice President


                                    KEYBANK NATIONAL ASSOCIATION


                                    By   /s/ Mary K. Young
                                      -------------------------------
                                        Title: Commercial Banking Officer



                                    UNION BANK OF CALIFORNIA, N.A.


                                    By   /s/ Glenn Leyrer
                                      -------------------------------
                                        Title: Assistant Vice President

                                    MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK, as
                                        Administrative Agent


                                    By   /s/ Kathryn Sayko-Yanes
                                      -------------------------------
                                        Title: Vice President

                                    60 Wall Street

                                    New York, New York 10260-0060
                                    Attention: Kathryn Sayko-Yanes
                                    Telex number: 177615
                                    Facsimile number: (212) 648-5014



                                    CITICORP SECURITIES, INC., as
                                        Syndication Agent


                                    By   /s/ Steve Victorin
                                      -------------------------------
                                        Title: Managing Director

                               COMMITMENT SCHEDULE



Name of Bank                                                          Commitment
------------                                                          ----------
Morgan Guaranty Trust Company                                       $ 32,500,000
of New York

Citicorp USA, Inc.                                                  $ 32,500,000

Bank of America NT & SA                                             $ 26,250,000

Deutsche Bank AG, New York                                          $ 26,250,000
and/or Cayman Islands Branches

Mellon Bank, N.A.                                                   $ 26,250,000

The Bank of New York                                                $ 21,250,000

Banque Nationale de Paris                                           $ 21,250,000

Credit Suisse First Boston                                          $ 21,250,000

Key Bank National Association                                       $ 21,250,000

Union Bank of California, N.A.                                      $ 21,250,000
                                                                    ------------
                          Total                                     $250,000,000
                                                                    ============

                                PRICING SCHEDULE

        The "EURO-DOLLAR MARGIN", "CD MARGIN" and "FACILITY FEE RATE" for any day are the respective rates per annum set forth below in the applicable row in the column corresponding to the Pricing Level that applies on such day:


 PRICING LEVEL                LEVEL I    LEVEL II   LEVEL III    LEVEL IV    LEVEL V    LEVEL VI
                              -------    --------   ---------    --------    -------    --------
Euro-Dollar Margin            .1225%      .130%       .150%       .185%       .240%       .350%

CD Margin                     .2475%      .255%       .275%       .310%       .365%       .475%

Facility Fee Rate             .065%       .070%       .075%       .090%       .110%       .200%

        For purposes of this Pricing Schedule, the following terms have the following meanings:

        "LEVEL I PRICING" applies on any day if, on such day, the Company's long-term debt is rated A+ or higher by S&P or A1 or higher by Moody's.

        "LEVEL II PRICING" applies on any day if on such day, (i) the Company's long-term debt is rated A by S&P or A2 by Moody's and (ii) Level I Pricing does not apply.

        "LEVEL III PRICING" applies on any day if, on such day, (i) the Company's long-term debt is rated A- by S&P or A3 by Moody's and (ii) neither Level I Pricing nor Level II Pricing applies.

        "LEVEL IV PRICING" applies on any day if, on such day, (i) the Company's long-term debt is rated BBB+ by S&P or Baa1 by Moody's and (ii) none of Level I Pricing, Level II Pricing or Level III Pricing applies.

        "LEVEL V PRICING" applies on any day if, on such day, (i) the Company's long-term debt is rated BBB by S&P or Baa2 by Moody's and (ii) none of Level I Pricing, Level II Pricing, Level III Pricing or Level IV Pricing applies.

        "LEVEL VI PRICING" applies on any day if, on such day, no other Pricing Level applies.

        "PRICING LEVEL" means any one of the six pricing levels represented by Level I Pricing, Level II Pricing, Level III Pricing, Level IV Pricing, Level V Pricing and Level VI Pricing.

        The ratings to be utilized for purposes of this Pricing Schedule are those assigned to the senior unsecured long-term debt securities of the Company without third-party credit enhancement, and any rating assigned to any other debt security of the Company shall be disregarded. The rating in effect on any day is the rating in effect at the close of business on such day. In the case of split ratings from S&P and Moody's, the rating to be used to determine the applicable Pricing Level is the higher of the two (e.g., A+/A2 results in Level I Pricing); provided that if the split is more than one full rating category, the intermediate (or higher of the two intermediate ratings) will be used (e.g., A-/Baa2 results in Level IV Pricing and BBB/A2 results in Level III Pricing).

                                                                       EXHIBIT A

                                      NOTE
                          (FIVE-YEAR CREDIT AGREEMENT)

                                                              New York, New York
                                                                  March 13, 1998

        For value received, Applied Materials, Inc., a Delaware corporation (the "COMPANY"), promises to pay to the order of ___________________________ (the "BANK"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Company pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Company promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

        All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that any failure of the Bank to make (or any error in making) any such recordation or endorsement shall not affect the obligations of the Company hereunder or under the Credit Agreement.

        This note is one of the Notes referred to in the Five-Year Credit Agreement dated as of March 13, 1998 among the Company, the banks party thereto, Morgan Guaranty Trust Company of New York, as Documentation Agent and Administrative Agent, and Citicorp Securities, Inc., as Syndication Agent (as the same may be amended from time to time, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement are used herein with the same meanings.

        Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                    APPLIED MATERIALS, INC.


                                    By
                                      -------------------------------
                                        Title:


                                    By
                                      -------------------------------
                                        Title:

                         LOANS AND PAYMENTS OF PRINCIPAL


                                    AMOUNT OF
          AMOUNT OF     TYPE OF     PRINCIPAL     MATURITY       NOTATION MADE
DATE        LOAN         LOAN        REPAID         DATE              BY
----        ----         ----        ------         ----              --


                                                                       EXHIBIT B

                       FORM OF MONEY MARKET QUOTE REQUEST
                          (FIVE-YEAR CREDIT AGREEMENT)

                                     [Date]

To:     Morgan Guaranty Trust Company of New York, as Administrative Agent

From:   Applied Materials, Inc. (the "COMPANY")

Re: Credit Agreement (the "CREDIT AGREEMENT") dated as of March 13, 1998 among the Company, the Banks party thereto, Morgan Guaranty Trust Company of New York, as Documentation Agent and Administrative Agent, and Citicorp Securities, Inc., as Syndication Agent.

        We hereby give notice pursuant to Section 2.03 of the Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):

Date of Borrowing:_______________________

PRINCIPAL AMOUNT(1)                         INTEREST PERIOD(2)

$

        Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank



------------------
(1)     Amount must be $5,000,000 or a larger multiple of $1,000,000.

(2) Not less than one month (LIBOR Auction) or not less than 7 days (Absolute Rate Auction), subject to the provisions of the definition of Interest Period.

Offered Rate.](1)

        Terms used herein have the meanings assigned to them in the Credit Agreement.

                                    APPLIED MATERIALS, INC.


                                    By
                                      -------------------------------
                                        Title:


                                    By
                                      -------------------------------
                                        Title:


------------------
(1)     Insert if offers of Money Market Margins are requested.

                                                                       EXHIBIT C

                   FORM OF INVITATION FOR MONEY MARKET QUOTES
                          (FIVE-YEAR CREDIT AGREEMENT)


To:       [Name of Bank]

Re:       Invitation for Money Market Quotes to Applied Materials, Inc. (the
          "COMPANY")

        Pursuant to Section 2.03 of the Five-Year Credit Agreement dated as of March 13, 1998 among the Company, the Banks party thereto, the undersigned, as Documentation Agent and Administrative Agent, and Citicorp Securities, Inc., as Syndication Agent, we are pleased on behalf of the Company to invite you to submit Money Market Quotes to the Company for the following proposed Money Market Borrowing(s):

Date of Borrowing:___________________________

PRINCIPAL AMOUNT                            INTEREST PERIOD

$

        Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

        Please respond to this invitation by no later than [2:00 P.M.] [10:15 A.M.] (New York City time) on [date].

                                       MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK,
                                        as Administrative Agent


                                       By
                                         -------------------------------
                                             Authorized Officer

                                                                       EXHIBIT D

                           FORM OF MONEY MARKET QUOTE
                          (FIVE-YEAR CREDIT AGREEMENT)

To:       Morgan Guaranty Trust Company of New York, as Administrative Agent

Re:       Money Market Quote to Applied Materials, Inc. (the "COMPANY")

        In response to your invitation on behalf of the Company dated _____________, ____, we hereby make the following Money Market Quote on the following terms:

  1.  Quoting Bank:  ________________________________

  2. Person to contact at Quoting Bank: _____________________________

  3.  Date of Borrowing: ____________________(1)

  4. We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:

     Principal            Interest          Money Market      [Absolute Rate](3)
     Amount(2)            Period(1)          [Margin](2)

------------------
(1)     As specified in the related Invitation.

(2) Principal amount bid for each Interest Period may not exceed principal amount requested. Specify aggregate limitation if the sum of the individual offers exceeds the amount the Bank is willing to lend. Bids must be made for $5,000,000 or a larger multiple of $1,000,000.

$

$


------------------

(1) Not less than one month or not less than 7 days, as specified in the related Invitation. No more than five bids are permitted for each Interest Period.

(2) Margin over or under the London Interbank Offered Rate determined for the applicable Interest Period. Specify percentage (to the nearest 1/10,000 of 1%) and specify whether "PLUS" or "MINUS".

(3)     Specify rate of interest per annum (to the nearest 1/10,000 of 1%).

        [Provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed $_________.](1)

        We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Five-Year Credit Agreement dated as of March 13, 1998 among the Company, the Banks party thereto, yourselves, as Documentation Agent and Administrative Agent, and Citicorp Securities, Inc., as Syndication Agent, irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) are accepted, in whole or in part.

                                    Very truly yours,

                                    [NAME OF BANK]


Dated:                              By
                                       -------------------------------
                                        Authorized Officer

------------------

(1) Principal amount bid for each Interest Period may not exceed principal amount requested. Specify aggregate limitation if the sum of the individual offers exceeds the amount the Bank is willing to lend. Bids must be made for $5,000,000 or a larger multiple of $1,000,000.

                                                                       EXHIBIT E

                          OPINION OF MANAGING DIRECTOR,
                          LEGAL AFFAIRS OF THE COMPANY

To the Banks and the Administrative Agent
Referred to Below
c/o Morgan Guaranty Trust Company
         of New York, as Administrative Agent
60 Wall Street
New York, New York  10260

Ladies and Gentlemen:

                         Re: Five-Year Credit Agreement

        I am the Managing Director, Legal Affairs of Applied Materials, Inc. (the "COMPANY") and have acted as its counsel in connection with the execution and delivery of that certain Five-Year Credit Agreement (the "CREDIT Agreement") dated as of March 13, 1998 among the Company, the Banks signatory thereto, Morgan Guaranty Trust Company of New York, as Documentation Agent and Administrative Agent, and Citicorp Securities, Inc., as Syndication Agent. Except as otherwise defined herein, all terms used herein and defined in the Credit Agreement or any agreement delivered thereunder shall have the meanings assigned to them therein.

        In connection with this opinion, I have examined executed copies of the Credit Agreement and the Notes and such other documents, records, agreements and certificates as I have deemed appropriate. I have also reviewed such matters of law as I have considered relevant for the purpose of this opinion.

        Based upon the foregoing, I am of the opinion that:

        1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and authority to own its assets and to transact the business in which it is now engaged or proposes to be engaged.

        2. The execution, delivery and performance by the Company of this Agreement and the Notes are within the Company's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Company or, to the best of my knowledge, of (i) any judgment, injunction, order or decree, or (ii) any material agreement or other material instrument binding upon the Company, or result in the creation or imposition of any Lien on any asset of the Company.

        3. To the best of my knowledge, except as set forth under the heading "LEGAL PROCEEDINGS" in the Company's 1997 Form 10-K, there are no pending or threatened actions, suits or proceedings against or affecting the Company or any of its Subsidiaries before any court, governmental agency or arbitrator in which there is a reasonable possibility of an adverse determination which would have a Material Adverse Effect, or which in any manner draws into question the validity of the Credit Agreement or the Notes.

CERTAIN ASSUMPTIONS

        With your permission I have assumed the following: (a) the authenticity of original documents and the genuineness of all signatures; (b) the conformity to the originals of all documents submitted to me as copies and the truth, accuracy, and completeness of the information, representations and warranties contained in the records, documents, instruments and certificates I have reviewed; and (c) the absence of any evidence extrinsic to the provisions of the written agreements between the parties that the parties intended a meaning contrary to that expressed by those provisions.

CERTAIN LIMITATIONS AND QUALIFICATIONS

        I express no opinion as to laws other than laws of the State of California, the federal law of the United States of America and the General Corporation Law of the State of Delaware. I am licensed to practice law only in the State of California.

        The phrase "TO THE BEST OF MY KNOWLEDGE" is intended to indicate that, during the course of the performance of my duties as Managing Director, Legal Affairs, of the Company, no information that would give me current actual knowledge of the inaccuracy of such statement has come to my attention.

USE OF OPINION

        This opinion is solely for your benefit (and the benefit of any Assignee which becomes a Bank pursuant to Section 9.06(c) of the Credit Agreement) in connection with the transaction covered by the first paragraph of this letter and may not be relied upon, used, circulated, quoted or referred to, nor may copies hereof be delivered to, any other person without my prior written approval. I disclaim any obligation to update this opinion for events occurring or coming to my attention after the date hereof.

                                    Very truly yours,


                                    Barry Quan
                                    Managing Director, Legal Affairs

                                                                       EXHIBIT F

                 OPINION OF ORRICK, HERRINGTON & SUTCLIFFE LLP,
                         SPECIAL COUNSEL FOR THE COMPANY


To the Banks and the Administrative Agent
Referred to Below
c/o Morgan Guaranty Trust Company
         of New York, as Administrative Agent
60 Wall Street
New York, New York  10260

Ladies and Gentlemen:

                         Re: Five-Year Credit Agreement

        We have acted as counsel to Applied Materials, Inc., a Delaware corporation (the "COMPANY") in connection with that certain Five-Year Credit Agreement (the "AGREEMENT") dated as of March 13, 1998 among the Company, the banks signatory thereto (the "BANKS"), Morgan Guaranty Trust Company of New York, as Documentation Agent and Administrative Agent, and Citicorp Securities, Inc., as Syndication Agent. The capitalized terms herein are used as defined in the Agreement.

        In this regard, we have examined executed originals or copies of the following, copies of which have been delivered to you:

               (a) The Agreement; and

               (b) The Notes.

        Based upon such examination and having regard for legal considerations which we deem relevant, we are of the opinion that the Agreement is and, when delivered under the Agreement, each Note will be, the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms.

        With your permission we have assumed the following: (a) authenticity of original documents and the genuineness of all signatures; (b) the conformity to the originals of all documents submitted to us as copies; (c) the truth, accuracy, and completeness of the information, representations and warranties contained in the records, documents, instruments and certificates we have reviewed; (d) that the documents referred to herein were duly authorized, executed and delivered on behalf of the respective parties thereto and, other than with respect to the Company, are legal, valid, and binding obligations of such parties; (e) the compliance by you with any applicable requirements to file returns and pay taxes under the California Franchise Tax Law; (f) the Administrative Agent and the Banks are exempt from the California usury law; (g) the compliance by you with any state or federal laws or regulations applicable to you in connection with the transactions described in the Agreement and the Notes; and (h) the absence of any evidence extrinsic to the provisions of the written agreements between the parties that the parties intended a meaning contrary to that expressed by those provisions.

        We express no opinion as to (a) matters of law in jurisdictions other than the State of California and the United States or (b) the enforceability under California law of a choice of law provision in the documents described herein. With your permission, we have assumed for the purpose of rendering this opinion that the laws of the State of California govern the transaction, notwithstanding that the Agreement and the Notes state that they are to be governed by New York law.

        Our opinion that any document is legal, valid, binding, or enforceable in accordance with its terms is qualified as to:

                (a) limitations imposed by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium, or other laws relating to or affecting the enforcement of creditors' rights generally;

                (b) general principles of equity, including without limitation concepts of mutuality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether such enforceability is considered in a proceeding in equity or at law;

                (c) the possibility that certain covenants and provisions for the acceleration of the maturity of the Notes may not be enforceable if enforcement would be unreasonable under the then existing circumstances, but in our opinion acceleration would be available if an event of default occurred as a result of a material breach of a material covenant;

                (d) the unenforceability under certain circumstances of provisions imposing penalties, forfeiture, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of any event of default;

                (e) rights to indemnification and contribution which may be limited by applicable law and equitable principles; and

                (f) the unenforceability under certain circumstances of provisions expressly or by implication waiving broadly or vaguely stated rights (including, without limitation, waivers of any objection to venue and forum non conveniens and the right to a jury trial), the benefits of statutory constitutional provisions, unknown future rights, and defenses to obligations or rights granted by law, where such waivers are against public policy or prohibited by law.

        We note that you are receiving of even date herewith the opinion of Barry Quan, Managing Director, Legal Affairs of the Company, as to certain matters relating to the Company. We have made no independent examination of such matters. We note for your information that Donald A. Slichter, the Secretary of the Company, is a partner in our firm.

        This opinion is solely for your benefit (and the benefit of the Banks which become parties to the Agreement as Assignees under Section 9.06(c) of the Agreement) in connection with the transaction covered by the first paragraph of this letter and may not be relied upon, used, circulated, quoted or referred to by, nor may copies hereof be delivered to, any other person without our prior written approval. We disclaim any obligation to update this opinion letter for events occurring or coming to our attention after the date hereof.

                                          Very truly yours,


                                          ORRICK, HERRINGTON & SUTCLIFFE LLP

                                                                       EXHIBIT G

                        OPINION OF DAVIS POLK & WARDWELL,
                  SPECIAL COUNSEL FOR THE ADMINISTRATIVE AGENT


To the Banks and the Administrative Agent
Referred to Below
c/o Morgan Guaranty Trust Company
         of New York, as Administrative Agent
60 Wall Street
New York, New York  10260

Dear Sirs:

                         Re: Five-Year Credit Agreement

        We have participated in the preparation of the Five-Year Credit Agreement (the "CREDIT AGREEMENT") dated as of March 13, 1998 among Applied Materials, Inc., a Delaware corporation (the "COMPANY"), the banks listed on the signature pages thereof (the "BANKS"), Morgan Guaranty Trust Company of New York, as Documentation Agent and Administrative Agent, and Citicorp Securities, Inc., as Syndication Agent, and have acted as special counsel for Morgan Guaranty Trust Company of New York in its capacity as Administrative Agent (the "ADMINISTRATIVE AGENT") for the purpose of rendering this opinion pursuant to
Section 3.01(e) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

        We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

        Upon the basis of the foregoing, we are of the opinion that:

        1. The execution, delivery and performance by the Company of the Credit Agreement and the Notes are within the Company's corporate powers and have been duly authorized by all necessary corporate action.

        2. The Credit Agreement constitutes a valid and binding agreement of the Company and each Note constitutes a valid and binding obligation of the Company, in each case enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

        We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York, the federal laws of the United States of America and the General Corporation Law of the State of Delaware. In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Bank is located which limits the rate of interest that such Bank may charge or collect.

        This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent.

                                          Very truly yours,

                                                                       EXHIBIT H

                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                          (FIVE-YEAR CREDIT AGREEMENT)

        AGREEMENT dated as of _________, 19__ among [ASSIGNOR] (the "Assignor"), and [ASSIGNEE] (the "ASSIGNEE").

                               W I T N E S S E T H

        WHEREAS, this Assignment and Assumption Agreement (the "AGREEMENT") relates to the Five-Year Credit Agreement dated as of March 13, 1998 among the Company, the Assignor and the other Banks party thereto, Morgan Guaranty Trust Company of New York, as Documentation Agent and Administrative Agent, and Citicorp Securities, Inc., as Syndication Agent (as amended from time to time, the "CREDIT AGREEMENT");

        WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans to the Company in an aggregate principal amount at any time outstanding not to exceed $__________;

        WHEREAS, Committed Loans made to the Company by the Assignor under the Credit Agreement in the aggregate principal amount of $__________ are outstanding at the date hereof; and

        WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $__________ (the "ASSIGNED AMOUNT"), together with a corresponding portion of its outstanding Committed Loans, and the Assignee proposes to accept such assignment and assume the corresponding obligations from the Assignor under the Credit Agreement;

        NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

        SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

        SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount and a corresponding portion of each of its outstanding Committed Loans, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the

Credit Agreement to the extent of the Assigned Amount. Upon the execution and delivery hereof by the Assignor and the Assignee, [and the execution of the consent attached hereto by the Company and the Administrative Agent](1), and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount and acquire the rights of the Assignor with respect to a corresponding portion of each of its outstanding Committed Loans, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by the Assigned Amount and the Assignor shall be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

        SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them.(2) Facility Fees accrued before the date hereof are for the account of the Assignor and such fees accruing on and after the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

        [SECTION 4. Consent of the Company and the Administrative Agent. This Agreement is conditioned upon the consent of the Company and the Administrative Agent pursuant to Section 9.06(c) of the Credit Agreement.](3)

        [SECTION 5. Note. Pursuant to Section 9.06(c) of the Credit Agreement the Company agrees to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.]

        SECTION 6. Non-Reliance on Assignor. The Assignor makes no


------------------
(1)     Delete if consent is not required.

(2) Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

(3)     Delete if consent is not required.

representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Company, or the validity and enforceability of the obligations of the Company in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Company.

        SECTION 7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        SECTION 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                    [ASSIGNEE]


                                    By
                                      -------------------------------
                                      Title:


                                    [ASSIGNOR]


                                    By
                                      -------------------------------
                                      Title:

[The undersigned consent to the foregoing assignment.


                                    APPLIED MATERIALS, INC.


                                    By
                                      -------------------------------
                                      Title:


                                    By
                                      -------------------------------
                                      Title:


                                    MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK,
                                        as Administrative Agent


                                    By
                                      -------------------------------
                                      Title:

                                                                       EXHIBIT I

                    RESTRICTED AND UNRESTRICTED SUBSIDIARIES

1.      RESTRICTED SUBSIDIARIES:


                                                           PERCENTAGE OF VOTING STOCK
                                       JURISDICTION OF    OWNED DIRECTLY OR INDIRECTLY
NAME OF SUBSIDIARY                      INCORPORATION           BY THE COMPANY
------------------                      -------------           --------------
Applied Materials Japan, Inc........        Japan                    100%

Applied Materials Asia-Pacific, Ltd.       Delaware                  100%

Applied Materials Korea, Ltd........        Korea                    100%

Applied Materials Taiwan, Ltd.......        Taiwan                   100%

Applied Materials Europe BV.........     Netherlands                 100%

Applied Materials Ltd...............       England                   100%

Applied Materials France SARL.......        France                   100%

Applied Materials GmbH..............       Germany                   100%

Applied Materials (Holdings)........      California                 100%

Applied Implant Technology, Ltd.....      California                 100%

Applied Materials International BV..     Netherlands                 100%

Applied Materials (Israel) Ltd......        Israel                   100%

Applied Materials China, Ltd........      Hong Kong                  100%

AMAT (Thailand) Limited.............       Thailand                  100%

Opal, Inc...........................        Israel                   100%

Opal Technologies Ltd...............       Germany                   100%

Integrated Circuit Testing GmbH (ICT)      Germany                   100%

Orbot Instruments, Inc..............       Delaware                  100%

Orbot Instruments Pacific, Ltd......      Hong Kong                  100%

Applied Materials South East Asia         Singapore                  100%
Pte. Ltd............................

Applied Materials (AMSEA) Sdn Bhd...       Malaysia                  100%

Applied Materials China Tianjin Co.,         PRC                     100%
Ltd.................................

                                                           PERCENTAGE OF VOTING STOCK
                                       JURISDICTION OF    OWNED DIRECTLY OR INDIRECTLY
NAME OF SUBSIDIARY                      INCORPORATION           BY THE COMPANY
------------------                      -------------           --------------
Applied Materials Italy Srl.........        Italy                    100%

Applied Materials Belgium S.A.......       Belgium                   100%

Applied Materials Israel Services,          Israel                   100%
(1994) Ltd..........................

2.      UNRESTRICTED SUBSIDIARIES:


                                                           PERCENTAGE OF VOTING STOCK
                                       JURISDICTION OF    OWNED DIRECTLY OR INDIRECTLY
NAME OF SUBSIDIARY                      INCORPORATION           BY THE COMPANY
------------------                      -------------           --------------
Applied Materials Ireland Ltd.......       Ireland                   100%

Applied Materials Sweden AB.........        Sweden                   100%

Applied Acquisition Subsidiary......      California                 100%

Applied Materials International, Inc.     California                 100%

                                                                       EXHIBIT J

                      EXISTING LIENS AS OF JANUARY 25, 1998


                                                        AGGREGATE AMOUNT OF DEBT
DESCRIPTION OF LIEN                                           SECURED BY LIEN
-------------------                                     ------------------------
T/C Land and "KOJOZAIDAN" held by Bank of                      $45,358,846
Tokyo-Mitsubishi, Japan Development Bank, Sanwa
Bank and Nippon Life Insurance Company.
Kojozaidan is a registered lien placed upon the
factory foundation at Narita Technology Center.
The factory foundation is the collection of
land, buildings and machinery capital equipment
as one registered asset.

                                                                       EXHIBIT K

                          SPECIAL UNENCUMBERED PROPERTY


PROPERTY                                APPROXIMATE PROPERTY/USE DESCRIPTION                      SQ. Ft
--------                                ------------------------------------                      ------
3050 Bowers Avenue                      Office, Engineering & R&D use.                            84,300
Santa Clara, CA Bldg. #1

3100 Bowers Avenue                      Two story steel frame H-6 occupancy building used        104,900
Santa Clara, CA                         for product and technology development.
Bldg. #2

3300 Scott Boulevard                    Office, Manufacturing and Clean Room.                     60,100
Santa Clara, CA
Bldg. #3

3090 Bowers Ave.                        One story cafeteria with kitchen facility.                15,600
Santa Clara, CA
Cafeteria

3070 Bowers Ave.                        Two level concrete reinforced 400 car capacity           136,000
Santa Clara, CA                         parking platform.
Garage

3225 Oakmead Village                    Three story steel frame B-2 occupancy administrative      96,600
Drive building                          situated at the intersection of Oakmead Village
Santa Clara, CA Bldg. #12               Parkway and Central Expressway.


Austin Campus                           Manufacturing, Office, Warehouse and Cafeteria.          168,000
9700 Hwy. 290 E Bldg. #32
Austin, TX

Austin Campus                           Manufacturing, Office and Shipping Dock                  194,000
9700 Hwy. 290 E Bldg. #31
Austin, TX

Austin Campus                           Manufacturing and Office                                 204,000
9700 Hwy. 290 E Bldg. #33
Austin. TX

                           CROSS-REFERENCE TARGET LIST

            NOTE: DUE TO THE NUMBER OF TARGETS SOME TARGET NAMES MAY
                    NOT APPEAR IN THE TARGET PULL-DOWN LIST.
              (This list is for the use of the wordprocessor only,
             is not a part of this document and may be discarded.)

ARTICLE/SECTION                TARGET NAME    ARTICLE/SECTION                 TARGET NAME
---------------                -----------    ---------------                 -----------
1..........................art.definitions    5.06...................rest.unrest.subsids
1.01...........................definitions    5.06(b)..................bd.desig.rest.sub
1.02.........................types.of.borr    5.07.....................consolids.mergers
                                              5.08.......................use.of.proceeds
2..............................art.credits    5.10..................................debt
2.01........................commit.to.lend    5.11............................neg.pledge
2.02..................notice.of.comm.brwng    5.11(a)......................prop.tx.liens
2.03.......................mon.mark.brwngs    5.11(g)................liens.to.sec.pp.pmt
2.03(d)................subm.mon.mrk.quotes    5.11(h)............liens.sl.trans.acct.rcv
2.03(d)(i)...............each.bank.submits    5.11(j)..................liens.inc.add.dbt
2.03(d)(ii)...............mon.market.quote    5.12...................cons.tang.net.worth
2.03(d)(iii)................any.mon.market
2.03(f).....................accept.by.comp    6.............................art.defaults
2.04.......................notice.to.banks    6.01.....................events.of.default
2.04(a)....................rec.notc.borrow    6.02.....................notice.of.default
2.05.................................notes
2.06........................matur.of.loans    7................................art.agent
2.07........................interest.rates    7.01..........................appoint.auth
2.07(b)...................int.prin.cd.loan    7.02.............................agt.affil
2.07(c)............int.prin.euro.doll.loan    7.04........................consult.exprts
2.07(d)..............int.od.euro.doll.loan    7.05.........................agt.liability
2.08.....................meth.elect.ir.sec    7.06.................................indem
2.08(a)......................incl.comm.bor    7.07.......................credit.decision
2.08(c).......................cont.thereof    7.08..............................succ.agt
2.08(d)......................not.ent.elect    7.09...............................agt.fee
2.09..................................fees
2.10.........................opt.terminate    8...........................art.chg.circum
2.11.......................sched.terminate    8.01..................unfair.basis.det.int
2.12........................... opt.prepay    8.01(a)...................agt.adv.ref.bnks
2.12(a).....................opt.prepaymnts    8.01(b).......................bnks.have.50
2.12(c)....................opt.prepy.recpt    8.02...............................illegal
2.13........................gen.prov:pymts    8.03......................inc.cost.red.rtn
2.14...........................fund.losses    8.03(c)...................bnk.notfy.co.agt
2.15......................compute.interest    8.04.................................taxes
2.16........................reg.d.comp.sec    8.05.........................limit.amt.due
                                              8.06..........................bs.rt.ln.sub
3...........................art.conditions    8.07..............................bank.sub
3.01...............................closing
3.01(b)......................dul.exec.note    9.................................art.misc
3.01(e)...........................dpw.opin    9.01...............................notices
3.02........................... borrowings    9.02..............................no.waive
?                             agg.out.prin    9.03.............................exp.indem
                                              9.03(a)(i)....................exp.indem.ai
   4....................art.reps.and.warrs    9.03(b)...................co.indem.agt.bnk
4.01........................... corp.exist    9.04........................share.set.offs
4.02.........................corp.gov.auth    9.05...........................amend.waive
4.03...........................   bind.eff    9.06..........................succs.assgns
4.04........................... finan.info    9.06(b)..................bnk.grnt.part.int
4.04(a).....................cons.bal.sheet    9.06(c).......................bnk.ass.rgts
4.04(b).................unaud.cons.bal.sht    9.07............................collateral
4.05........................... litigation    9.08...............................gov.law
4.06..........................erisa.comply    9.09.................cntrprts.integ.effect
4.07........................."env".matters    9.10..........................confidential
4.08........................rep.warr.taxes    9.11......................waive.jury.trial
4.09...............................subsids
4.10.........................not.invest.co
4.11.........................full.disclose    REFS IN EXHIBIT H (PREF 2)
5............................art.covenants    1................................ex.h.defs
5.01..................................info    2.................................ex.h.ass
5.01(a).......................copy.info.to    3................................ex.h.pmts
5.01(b).....................end.of.fisc.yr    4...............................ex.h.cnsnt
5.01(h)...................co.unrest.subsid    6........................ex.h.non.rely.ass
5.02.........................pmt.of.obligs    7.............................ex.h.gov.law
5.03............................maint.prop    8..............................ex.h.ctprts
5.03(a).......................co.keep.prop
5.04.........................cond.business
5.05...........................comply.laws

ARTICLE/SECTION                TARGET NAME    ARTICLE/SECTION                 TARGET NAME
---------------                -----------    ---------------                 -----------


                                                                  CONFORMED COPY




                                  $250,000,000


                            364-DAY CREDIT AGREEMENT

                                   dated as of

                                 March 13, 1998

                                      among

                             APPLIED MATERIALS, INC.


                             THE BANKS PARTY HERETO


                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                 as Documentation Agent and Administrative Agent


                                       and


                           CITICORP SECURITIES, INC.,
                              as Syndication Agent

                                                                                PAGE
                                                                                ----
                                TABLE OF CONTENTS

                              ARTICLE 1 DEFINITIONS


SECTION 1.01.  Definitions...................................................     1
SECTION 1.02.  Types of Borrowings............................................   18

                              ARTICLE 2 THE CREDITS


SECTION 2.01.  Commitments to Lend............................................   18
SECTION 2.02.  Notice of Committed Borrowing..................................   19
SECTION 2.03.  Money Market Borrowings........................................   19
SECTION 2.04.  Notice to Banks; Funding of Loans..............................   24
SECTION 2.05.  Notes..........................................................   24
SECTION 2.06.  Maturity of Loans..............................................   25
SECTION 2.07.  Interest Rates.................................................   25
SECTION 2.08.  Method of Electing Interest Rates..............................   28
SECTION 2.09.  Facility Fees..................................................   30
SECTION 2.10.  Optional Termination or Reduction of Commitments...............   31
SECTION 2.11.  Scheduled Termination of Commitments...........................   31
SECTION 2.12.  Optional Prepayments...........................................   31
SECTION 2.13.  General Provisions as to Payments..............................   31
SECTION 2.14.  Funding Losses.................................................   32
SECTION 2.15.  Computation of Interest and Fees...............................   33
SECTION 2.16.  Regulation D Compensation......................................   33

                              ARTICLE 3 CONDITIONS


SECTION 3.01.  Effectiveness..................................................   33
SECTION 3.02.  Borrowings.....................................................   35

                    ARTICLE 4 REPRESENTATIONS AND WARRANTIES


SECTION 4.01.  Corporate Existence and Power..................................   35

                                                                                PAGE
                                                                                ----
SECTION 4.02.  Corporate and Governmental Authorization; No
               Contravention..................................................   36
SECTION 4.03.  Binding Effect.................................................   36
SECTION 4.04.  Financial Information..........................................   36
SECTION 4.05.  Litigation.....................................................   36
SECTION 4.06.  Compliance with ERISA..........................................   37
SECTION 4.07.  Environmental Matters..........................................   37
SECTION 4.08.  Taxes..........................................................   37
SECTION 4.09.  Subsidiaries...................................................   38
SECTION 4.10.  No Regulatory Restrictions on Borrowing........................   38
SECTION 4.11.  Full Disclosure................................................   38

                               ARTICLE 5 COVENANTS


SECTION 5.01.  Information....................................................   39
SECTION 5.02.  Payment of Obligations.........................................   43
SECTION 5.03.  Maintenance of Property; Insurance.............................   44
SECTION 5.04.  Conduct of Business and Maintenance of Existence...............   44
SECTION 5.05.  Compliance with Laws...........................................   44
SECTION 5.06.  Restricted and Unrestricted Subsidiaries.......................   45
SECTION 5.07.  Consolidations, Mergers and Sales of Assets....................   45
SECTION 5.08.  Use of Proceeds................................................   45
SECTION 5.09.  Transactions with Affiliates...................................   45
SECTION 5.10.  Debt...........................................................   46
SECTION 5.11.  Negative Pledge................................................   46
SECTION 5.12.  Consolidated Tangible Net Worth................................   49

                               ARTICLE 6 DEFAULTS


SECTION 6.01.  Events of Default..............................................   50
SECTION 6.02.  Notice of Default..............................................   53

                       ARTICLE 7 THE ADMINISTRATIVE AGENT


SECTION 7.01.  Appointment and Authorization..................................   53
SECTION 7.02.  Administrative Agent and Affiliates............................   53
SECTION 7.03.  Action by Administrative Agent.................................   54
SECTION 7.04.  Consultation with Experts......................................   54

                                                                                PAGE
                                                                                ----
SECTION 7.05.  Liability of Administrative Agent..............................   54
SECTION 7.06.  Indemnification................................................   54
SECTION 7.07.  Credit Decision................................................   55
SECTION 7.08.  Successor Administrative Agent.................................   55
SECTION 7.09.  Administrative Agent's Fee.....................................   56
SECTION 7.10.  Syndication Agent..............................................   56

                        ARTICLE 8 CHANGE IN CIRCUMSTANCES


SECTION 8.01.  Basis for Determining Interest Rate Inadequate or Unfair.......   56
SECTION 8.02.  Illegality.....................................................   57
SECTION 8.03.  Increased Cost and Reduced Return..............................   57
SECTION 8.04.  Taxes..........................................................   59
SECTION 8.05.  Limitations on Amounts Due under Section 8.03..................   61
SECTION 8.06.  Base Rate Loans Substituted for Affected Fixed Rate Loans......   61
SECTION 8.07.  Substitution of Bank...........................................   62

                             ARTICLE 9 MISCELLANEOUS


SECTION 9.01.  Notices........................................................   62
SECTION 9.02.  No Waivers.....................................................   63
SECTION 9.03.  Expenses; Indemnification......................................   63
SECTION 9.04.  Sharing of Set-Offs............................................   63
SECTION 9.05.  Amendments and Waivers.........................................   64
SECTION 9.06.  Successors and Assigns.........................................   64
SECTION 9.07.  No Reliance on Margin Stock....................................   66
SECTION 9.08.  Governing Law; Submission to Jurisdiction......................   66
SECTION 9.09.  Counterparts; Integration......................................   66
SECTION 9.10.  Confidentiality................................................   66
SECTION 9.11.  WAIVER OF JURY TRIAL...........................................   67

Commitment Schedule
Exhibit A - Note
Exhibit B - Money Market Quote Request
Exhibit C - Invitation for Money Market Quote
Exhibit D - Money Market Quote
Exhibit E - Opinion of General Counsel for the Company
Exhibit F - Opinion of Special Counsel for the Company
Exhibit G - Opinion of Special Counsel for the Administrative Agent

Exhibit H - Assignment and Assumption Agreement
Exhibit I - Restricted and Unrestricted Subsidiaries
Exhibit J - Existing Liens
Exhibit K - Special Unencumbered Property

                            364-DAY CREDIT AGREEMENT


        AGREEMENT dated as of March 13, 1998 among APPLIED MATERIALS, INC., the BANKS party hereto, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent and Administrative Agent, and CITICORP SECURITIES, INC., as Syndication Agent.

        The parties hereto agree as follows:



                                    ARTICLE 1

                                   DEFINITIONS

        SECTION 1.1. Definitions. The following terms, as used herein, have the following meanings:

        "ABSOLUTE RATE AUCTION" means a solicitation of Money Market Quotes setting forth Money Market Absolute Rates pursuant to Section 2.03.

        "ADJUSTED CD RATE" has the meaning set forth in Section 2.07(b).

        "ADMINISTRATIVE AGENT" means Morgan Guaranty Trust Company of New York, in its capacity as administrative agent for the Banks hereunder, and its successors in such capacity.

        "ADMINISTRATIVE QUESTIONNAIRE" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Administrative Agent, completed by such Bank and returned to the Administrative Agent (with a copy to the Company).

        "AFFILIATE" means any Person (other than a Restricted Subsidiary) (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Company, (ii) which beneficially owns or holds 10% or more of any class of the Voting Stock of the Company or (iii) 10% or more of the Voting Stock (or in the case of a Person which is not a corporation, 10% or more of the equity interest) of which is beneficially owned or held by the Company or a Subsidiary. The term "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise.

        "AMJ" means Applied Materials Japan, Inc., a corporation organized under the laws of Japan.

        "APPLICABLE LENDING OFFICE" means, with respect to any Bank, (i) in the case of its Domestic Loans, its Domestic Lending Office, (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office and (iii) in the case of its Money Market Loans, its Money Market Lending Office.

        "ASSESSMENT RATE" has the meaning set forth in Section 2.07(b).

        "ASSIGNEE" has the meaning set forth in Section 9.06(c).

        "BANK" means each bank listed on the Commitment Schedule attached hereto, each Assignee which becomes a Bank pursuant to Section 9.06(c), and their respective successors; provided that, for purposes of any determination made with respect to Citicorp USA, Inc. under Section 2.14, 8.01, 8.02 or 8.03, the term "BANK" shall be deemed to include Citibank, N.A.

        "BASE RATE" means, for any day, a rate per annum equal to the higher of
(i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

        "BASE RATE LOAN" means a Committed Loan which bears interest at the Base Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or the provisions of Section 2.08(a) or Article 8.

        "BENEFIT ARRANGEMENT" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

        "BORROWING" has the meaning set forth in Section 1.02.

        "CAPITALIZED LEASE" means any lease the obligation for Rentals with respect to which is required to be capitalized on a consolidated balance sheet of the lessee and its subsidiaries in accordance with GAAP.

        "CAPITALIZED RENTALS" of any Person means at any date the amount at which the aggregate rentals due and to become due under all Capitalized Leases under which such Person is a lessee would be reflected as a liability on a consolidated balance sheet of such Person.

        "CD BASE RATE" has the meaning set forth in Section 2.07(b).

        "CD LOAN" means a Committed Loan which bears interest at a CD Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election.

        "CD MARGIN" means 0.29% per annum.

        "CD RATE" means a rate of interest determined pursuant to Section 2.07(b) on the basis of an Adjusted CD Rate.

        "CD REFERENCE BANKS" means Banque Nationale de Paris, Citibank N.A. and Morgan Guaranty Trust Company of New York.

        "COMMITMENT" means, (i) with respect to each Bank listed on the Commitment Schedule, the amount set forth opposite such Bank's name on the Commitment Schedule and (ii) with respect to any Assignee which becomes a Bank pursuant to Section 9.06(c), the amount of the transferor Bank's Commitment assigned to it pursuant to Section 9.06(c), in each case as such amount may be changed from time to time pursuant to Section 2.10 or 9.06(c); provided that, if the context so requires, the term "Commitment" means the obligation of a Bank to extend credit up to such amount to the Borrower hereunder.

        "COMMITMENT SCHEDULE" means the Commitment Schedule attached hereto.

        "COMMITTED LOAN" means a loan made by a Bank pursuant to Section 2.01; provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term "Committed Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

        "COMPANY" means Applied Materials, Inc., a Delaware corporation, and its successors.

        "COMPANY'S 1997 FORM 10-K" means the Company's annual report on Form 10-K for 1997, as filed with the SEC pursuant to the Exchange Act.

        "CONSOLIDATED DEBT" means all Debt of the Company and its Relevant Subsidiaries, determined in accordance with GAAP on a consolidated basis after eliminating intercompany items.

        "CONSOLIDATED NET INCOME" for any period means the net income of the

Company and its Relevant Subsidiaries for such period, determined in accordance with GAAP on a consolidated basis after eliminating earnings or losses attributable to outstanding Minority Interests.

        "CONSOLIDATED NET TANGIBLE ASSETS" means, at any date, the total amount of all Tangible Assets of the Company and its Relevant Subsidiaries after deducting therefrom all liabilities which in accordance with GAAP would be included on their consolidated balance sheet, except Consolidated Debt.

        "CONSOLIDATED SUBSIDIARY" means, at any date, any Subsidiary or other entity the accounts of which would, in accordance with GAAP, be consolidated with those of the Company in its consolidated financial statements if such statements were prepared as of such date.

        "CONSOLIDATED TANGIBLE NET WORTH" means, at any date, total stockholders' equity as indicated in the most recent quarterly or annual consolidated financial statements of the Company and its Relevant Subsidiaries less Intangible Assets.

        "CONSOLIDATED TOTAL ASSETS" means, at any date, the total assets of the Company and its Relevant Subsidiaries on a consolidated basis determined in accordance with GAAP.

        "CP BACKSTOP BORROWING" means a Borrowing the proceeds of which are used solely for the purpose of repaying outstanding commercial paper issued by the Company.

        "CREDIT EXPOSURE" means, with respect to any Bank at any time, (i) the amount of its Commitment (whether used or unused) at such time or (ii) if the Commitments have terminated in their entirety, the aggregate outstanding principal amount of its Loans at such time.

        "DEBT" of any Person means at any date:

                (i) all Indebtedness of such Person (a) for borrowed money or
        (b) evidenced by notes, bonds, debentures or similar evidences of indebtedness of such Person;

                (ii) obligations secured by any Lien upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligation including, without limitation, obligations secured by Liens arising from the sale or transfer of notes, accounts receivable or other assets, other than obligations secured by Liens on notes, accounts receivable or other assets sold or transferred in a transaction which is accounted for as a true sale under GAAP;

                (iii) obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of property including, without limitation, obligations secured by Liens arising from the sale or transfer of notes or accounts receivable other than precautionary Liens filed or recorded in connection with any such sale or transfer of such notes or accounts receivable (a) which is accounted for as a true sale under GAAP and (b) except for such precautionary Liens filed or recorded in connection with any such sales or transfers by AMJ, pursuant to which there is no recourse (other than recourse for breach of customary representations and warranties) to the seller of such notes or accounts receivable (as evidenced by there being no accounting reserve taken or required to be taken in respect of any possible liability relating to such sale or transfer and, in the event such reserve is taken or required to be taken, the amount of Debt shall be deemed to be the amount of such reserve), but, in all events, excluding trade payables and accrued expenses constituting current liabilities;

                (iv) Capitalized Rentals of such Person;

                (v) reimbursement obligations of such Person in respect of credit enhancement instruments which are, in substance, financial guarantees of the obligations of Persons other than the Company or its Relevant Subsidiaries;

                (vi) reimbursement obligations of such Person in respect of credit enhancement instruments, which reimbursement obligations are then due and payable by such Person;

                (vii) obligations of such Person representing the deferred and unpaid purchase price of any property or business or services, excluding trade payables and accrued expenses constituting current liabilities; and

                (viii) Guarantees by such Person of obligations of others of the character referred to hereinabove in this definition.

The Company's obligations under operating leases and Off-Balance Sheet Leases shall be excluded from this definition; provided that (i) no such exclusion shall be made if and to the extent that GAAP would require such obligations to be classified as debt for borrowed money and (ii) in any event the term "Debt" shall include the Excess Lease Financed Amount (if any).

        "DEFAULT" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

        "DERIVATIVES OBLIGATIONS" of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

        "DOMESTIC BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close. "DOMESTIC LENDING OFFICE" means, as to each Bank, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Company and the Administrative Agent; provided that any Bank may so designate separate Domestic Lending Offices for its Base Rate Loans, on the one hand, and its CD Loans, on the other hand, in which case all references herein to the Domestic Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

        "DOMESTIC LOANS" means CD Loans or Base Rate Loans or both.

        "DOMESTIC RESERVE PERCENTAGE" has the meaning set forth in Section 2.07(b).

        "EFFECTIVE DATE" means the date this Agreement becomes effective in accordance with Section 3.01.

        "ENVIRONMENTAL LAWS" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment or the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

        "EQUITY AFFILIATE" means any Person in which the Company or any of its Consolidated Subsidiaries holds an equity investment that is accounted for under the equity method.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

        "ERISA AFFILIATE" means any member of the ERISA Group.

        "ERISA GROUP" means the Company, any Restricted Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company or any Restricted Subsidiary, are treated as a single employer under
Section 414 of the Internal Revenue Code.

        "EURO-DOLLAR BUSINESS DAY" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

        "EURO-DOLLAR LENDING OFFICE" means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Company and the Administrative Agent.

        "EURO-DOLLAR LOAN" means a Committed Loan which bears interest at a Euro-Dollar Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election.

        "EURO-DOLLAR MARGIN" means 0.165% per annum.

        "EURO-DOLLAR RATE" means a rate of interest determined pursuant to
Section 2.07(c) on the basis of a London Interbank Offered Rate.

        "EURO-DOLLAR REFERENCE BANKS" means the principal London offices of

Banque Nationale de Paris, Citibank N.A. and Morgan Guaranty Trust Company of New York.

        "EURO-DOLLAR RESERVE PERCENTAGE" means, for any day, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents).

        "EVENTS OF DEFAULT" has the meaning set forth in Section 6.01.

        "EXCESS LEASE FINANCED AMOUNT" means the amount (if any) by which the Lease Financed Amount exceeds (i) $250,000,000 at any time when the Company does not have a High Rating or (ii) $500,000,000 at any time when the Company does have a High Rating.

        "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

        "EXISTING OFF-BALANCE SHEET LEASE" means the Master Lease dated as of April 30, 1997 between the Company and Credit Suisse Leasing, 92A, L.P. and the Operative Documents (as defined therein), as they may be amended or supplemented from time to time.

        "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Morgan Guaranty Trust Company of New York on such day on such transactions as determined by the Administrative Agent.

        "FIXED RATE LOANS" means CD Loans or Euro-Dollar Loans or Money Market Loans (excluding Money Market LIBOR Loans bearing interest at the Base Rate pursuant to Section 8.01) or any combination of the foregoing.

        "GAAP" means at any time generally accepted accounting principles as then in effect, applied on a basis consistent (except for changes concurred in by the Company's independent public accountants) with the most recent audited consolidated financial statements of the Company and its Consolidated Subsidiaries delivered to the Banks; provided that, if the Company notifies the Administrative Agent that the Company wishes to amend any covenant in Article 5 or any definition of a term used in any such covenant to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant (or if the Administrative Agent notifies the Company that the Required Banks wish to amend any such covenant or definition for such purpose), then, for purposes of such covenant or definition only, "GAAP" shall mean GAAP as in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant or definition is amended in a manner satisfactory to the Company and the Required Banks.

        "GROUP OF LOANS" means, at any time, a group of Loans consisting of (i) all Committed Loans which are Base Rate Loans at such time, (ii) all Euro-Dollar Loans having the same Interest Period (beginning and ending on the same day) at such time or (iii) all CD Loans having the same Interest Period (beginning and ending on the same day) at such time, provided that, if a Committed Loan of any particular Bank is converted to or made as a Base Rate Loan pursuant to Article 8, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

        "GUARANTEES" by any Person means all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing, or in effect guaranteeing, any Indebtedness, dividend or other obligation of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (i) to purchase such Indebtedness or obligation or any property or assets constituting security therefor, (ii) to advance or supply funds (x) for the purchase or payment of such Indebtedness or obligation, (y) to maintain working capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation, (iii) to purchase Securities or other property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of such Indebtedness or obligation, or (iv) otherwise to assure the owner of such Indebtedness or obligation of the primary obligor against loss in respect thereof. For purposes of all computations made under this Agreement, a Guarantee in respect of any Indebtedness for borrowed money shall be deemed to be Indebtedness equal to the principal amount of such Indebtedness for borrowed money to the extent guaranteed, and a Guarantee in respect of any other obligation or liability or any dividend shall be deemed to be Indebtedness equal to the maximum aggregate amount of such obligation, liability or dividend to the extent guaranteed. The Company's obligations under Off-Balance Sheet Leases shall be excluded from this definition; provided that no such exclusion shall be made if and to the extent that GAAP would require such obligations to be classified as a guarantee.

        "HAZARDOUS SUBSTANCES" means any toxic, radioactive, caustic or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

        "HIGH RATING" means a rating of senior long-term unsecured debt securities of the Company without any third-party credit enhancement as either
(i) BBB+ or higher by S&P or (ii) Baa1 or higher by Moody's Investors Service, Inc.

        "INDEBTEDNESS" of any Person means and includes all obligations of such Person which in accordance with GAAP should be classified upon a balance sheet of such Person as liabilities of such Person.

        "INDEMNITEE" has the meaning set forth in Section 9.03(b).

        "INTANGIBLE ASSETS" means at any date the total amount of all assets of the Company and its Relevant Subsidiaries that are properly classified as "INTANGIBLE ASSETS" in accordance with GAAP and, in any event, shall include, without limitation, goodwill, patents, trade names, trademarks, copyrights, franchises, experimental expense, organization expense, unamortized debt discount and expense, and deferred charges other than prepaid insurance, prepaid leases and prepaid taxes and current deferred taxes which are classified on the balance sheet of the Company and its Relevant Subsidiaries as a current asset in accordance with GAAP and in which classification the Company's independent public accountants concur; provided that the foregoing Intangible Assets shall be deemed to be in an amount equal to zero at all times during which such Intangible Assets, in the aggregate, are less than 2% of stockholders' equity of the Company.

        "INTEREST PERIOD" means: (1) with respect to each Euro-Dollar Loan, the period commencing on the date of borrowing specified in the applicable Notice of


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
Borrowing or on the date specified in an applicable Notice of Interest Rate Election and ending one, two, three or six months thereafter, as the Company may elect in such notice; provided that:

                (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

                (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date;

        (2) with respect to each CD Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in an applicable Notice of Interest Rate Election and ending 30, 60, 90 or 180 days thereafter, as the Company may elect in such notice; provided that:

                (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

                (b) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date;

        (3) with respect to each Money Market LIBOR Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending such whole number of months thereafter as the Company may elect in accordance with Section 2.03; provided that:

                (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

                (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date;

        (3) with respect to each Money Market Absolute Rate Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending such number of days thereafter (but not less than 7 days) as the Company may elect in accordance with Section 2.03; provided that:

                (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

                (b) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

        "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended, or any successor statute.

        "LEASE FINANCED AMOUNT" means, with respect to Off-Balance Sheet Leases,
(i) in the case of the Existing Off-Balance Sheet Lease, the sum of the aggregate outstanding principal amount of the Loans (as defined therein) and the outstanding Investment Amounts (as defined therein) or (ii) in the case of any other Off-Balance Sheet Lease, the sum of the comparable amounts as defined therein.

        "LIBOR AUCTION" means a solicitation of Money Market Quotes setting forth Money Market Margins based on the London Interbank Offered Rate pursuant to Section 2.03.

        "LIEN" means (subject to the second paragraph of this definition) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest or other lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease (other than an operating lease), consignment, bailment or transfer for security purposes. The term "LIEN" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances (including, with respect to stock, stockholder agreements, voting trust agreements, buy-back agreements and all similar arrangements) affecting property. For the purposes of this Agreement, the Company or a Restricted Subsidiary shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, Capitalized Lease or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes and such retention or vesting shall constitute a Lien.

        Off-Balance Sheet Leases and the arrangements set forth therein shall be excluded from this definition; provided that:

                (i) if any portion of the Lease Financed Amount is included in Debt under the last sentence of the definition of Debt, then, for purposes of Section 5.11(j), Off-Balance Sheet Leases and the arrangements set forth therein shall be deemed to create a Lien securing the Excess Lease Financed Amount; and

                (ii) if Off-Balance Sheet Leases and the arrangements set forth therein create a lien on any property or assets other than (x) the property and assets leased pursuant to Off-Balance Sheet Leases, (y) rights of the Company as sublessor of any portion of such property and assets and (z) Permitted Lease Collateral, such lien shall not be excluded from this definition.

        "LOAN" means a Committed Loan or a Money Market Loan and "LOANS" means Committed Loans or Money Market Loans or any combination of the foregoing.

        "LONDON INTERBANK OFFERED RATE" has the meaning set forth in Section 2.07(c).

        "MARGIN STOCK" means "margin stock" as such term is defined in Regulation U.

        "MATERIAL ADVERSE EFFECT" means a material adverse effect on the properties, business, profits or condition (financial or otherwise) of the Company or of the Company and its Restricted Subsidiaries taken as a whole.

        "MATERIAL DEBT" means Debt (other than the Notes) of the Company and/or one or more of its Restricted Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal or face amount exceeding

$50,000,000.

        "MATERIAL FINANCIAL OBLIGATIONS" means a principal or face amount of Debt and/or payment obligations (calculated after giving effect to any applicable netting agreements) in respect of Derivatives Obligations of the Company and/or one or more of its Restricted Subsidiaries, arising in one or more related or unrelated transactions, exceeding in the aggregate $50,000,000.

        "MATERIAL PLAN" means, at any time, a Plan or Plans having aggregate Unfunded Liabilities in excess of $50,000,000.

        "MINORITY INTERESTS" means any shares of stock of any class of a Relevant Subsidiary (other than directors' qualifying shares as required by law) that are not owned by the Company and/or one or more of its Relevant Subsidiaries.

        "MONEY MARKET ABSOLUTE RATE" has the meaning set forth in Section
2.03(d).

        "MONEY MARKET ABSOLUTE RATE LOAN" means a loan made or to be made by a Bank pursuant to an Absolute Rate Auction.

        "MONEY MARKET LENDING OFFICE" means, as to each Bank, its Domestic Lending Office or such other office, branch or affiliate of such Bank as it may hereafter designate as its Money Market Lending Office by notice to the Company and the Administrative Agent; provided that any Bank may from time to time by notice to the Company and the Administrative Agent designate separate Money Market Lending Offices for its Money Market LIBOR Loans, on the one hand, and its Money Market Absolute Rate Loans, on the other hand, in which case all references herein to the Money Market Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

        "MONEY MARKET LIBOR LOAN" means a loan made or to be made by a Bank pursuant to a LIBOR Auction (including such a loan bearing interest at the Base Rate pursuant to Section 8.01).

        "MONEY MARKET LOAN" means a Money Market LIBOR Loan or a Money Market Absolute Rate Loan.

        "MONEY MARKET MARGIN" has the meaning set forth in Section 2.03(d).

        "MONEY MARKET QUOTE" means an offer by a Bank to make a Money Market Loan in accordance with Section 2.03.

        "MOODY'S" means Moody's Investors Service, Inc.

        "MULTIEMPLOYER PLAN" means, at any time, an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

        "NOTES" means promissory notes of the Company, substantially in the form of Exhibit A hereto, evidencing the obligation of the Company to repay the Loans, and "NOTE" means any one of such promissory notes issued hereunder.

        "NOTICE OF BORROWING" means a Notice of Committed Borrowing (as defined in Section 2.02) or a Notice of Money Market Borrowing (as defined in Section 2.03(f)).

        "NOTICE OF INTEREST RATE ELECTION" has the meaning set forth in Section 2.08.

        "OFF-BALANCE SHEET LEASES" means one or more lease agreements and related agreements entered into by the Company or any of its Subsidiaries from time to time, in each case in a transaction which the Company or such Subsidiary intends to be treated as an "operating lease" for financial reporting purposes but as a loan for one or more of the following purposes: (i) federal, state and local income or franchise tax, (ii) bankruptcy, (iii) real estate law and (iv) commercial law (including uniform commercial law). The term "Off-Balance Sheet Leases" shall include, without limitation, the Existing Off-Balance Sheet Lease.

        "PARENT" means, with respect to any Bank, any Person controlling such Bank.

        "PARTICIPANT" has the meaning set forth in Section 9.06(b).

        "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

        "PERMITTED LEASE COLLATERAL" means (i) in the case of the Existing Off-Balance Sheet Lease, Cash Collateral (as defined therein) or Treasuries (as defined therein) pledged pursuant to the Pledge Agreement (as defined therein), in each case securing the obligations of the Company under the Existing Off-Balance Sheet Lease or (ii) in the case of any other Off-Balance Sheet Lease, any comparable assets securing obligations of the Company or a Subsidiary thereunder.

        "PERSON" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

        "PLAN" means, at any time, an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

        "PRIME RATE" means the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York City from time to time as its Prime Rate.

        "QUARTERLY PAYMENT DATES" means each March 31, June 30, September 30 and December 31.

        "REFERENCE BANKS" means the CD Reference Banks or the Euro-Dollar Reference Banks, as the context may require, and "REFERENCE BANK" means any one of such Reference Banks.

        "REGULATION U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

        "RELEVANT SUBSIDIARIES" means all Consolidated Subsidiaries, provided that, if at any time the Company is required to deliver consolidated financial statements of the Company and its Restricted Subsidiaries ("RESTRICTED GROUP FINANCIALS") to the Banks pursuant to Section 5.01(h), the term "RELEVANT SUBSIDIARIES" shall mean the Restricted Subsidiaries at all times from and including the date of such Restricted Group Financials, to but excluding the first date thereafter as of which the Company is required to deliver financial statements, but not Restricted Group Financials, pursuant to Section 5.01.

        "REPORTABLE EVENT" means any "REPORTABLE EVENT" as defined in section 4043 of ERISA for which the 30-day notice requirement has not been waived under applicable regulations.

        "REQUIRED BANKS" means, at any time, Banks having at least 51% of the aggregate amount of the Credit Exposures at such time.

        "RESTRICTED SUBSIDIARY" means (i) any Subsidiary designated as a Restricted Subsidiary in Exhibit I hereto, and (ii) any other Subsidiary designated as a Restricted Subsidiary pursuant to and in accordance with the provisions of Section 5.06.

        "S&P" means Standard & Poors Ratings Services, a division of The McGraw-Hill Companies, Inc.

        "SEC" means the Securities and Exchange Commission.

        "SECURITY" has the meaning set forth in Section 2(1) of the Securities Act of 1933, as amended.

        "SUBSIDIARY" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person; unless otherwise specified, "SUBSIDIARY" means a Subsidiary of the Company.

        "SYNDICATION AGENT" means Citicorp Securities, Inc., in its capacity as syndication agent for the credit facility provided under this Agreement.

        "TANGIBLE ASSETS" means, at any date, Consolidated Total Assets (less depreciation, depletion and other properly deductible valuation reserves) after deducting (but without duplication) Intangible Assets.

        "TAXES" has the meaning set forth in Section 8.04(a).

        "TERMINATION DATE" means March 12, 1999, or, if such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day.

        "UNFUNDED LIABILITIES" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

        "UNITED STATES" means the United States of America.

        "UNRESTRICTED SUBSIDIARY" means (i) any Subsidiary designated as an

Unrestricted Subsidiary in Exhibit I hereto and (ii) any other Subsidiary designated as an Unrestricted Subsidiary pursuant to and in accordance with the provisions of Section 5.06.

        "VOTING STOCK" means Securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

        "WHOLLY-OWNED RESTRICTED SUBSIDIARY" means any Restricted Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Company.

        SECTION 1.2. Types of Borrowings. The term "BORROWING" denotes (i) the aggregation of Loans made or to be made to the Company by one or more Banks pursuant to Article 2, all of which Loans are of the same type (subject to Article 8) and, except in the case of Base Rate Loans, have the same initial Interest Period or (ii) if the context so requires, the borrowing of such Loans. The term "BORROWING" shall not include any conversion or continuation of outstanding Loans pursuant to Section 2.08. Borrowings are classified for purposes of this Agreement either (i) by reference to the pricing of Loans comprising such Borrowing (e.g., a "EURO-DOLLAR BORROWING" is a Borrowing comprised of Euro-Dollar Loans) or (ii) by reference to the provisions of
Article 2 under which participation therein is determined (i.e., a "COMMITTED BORROWING" is a Borrowing under Section 2.01 in which all Banks participate in proportion to their Commitments, while a "MONEY MARKET Borrowing" is a Borrowing under Section 2.03 in which one or more Banks participate on the basis of their bids).



                                    ARTICLE 2

                                   THE CREDITS

        SECTION 2.1. Commitments to Lend. Each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Company pursuant to this Section 2.01 from time to time during the period from and including the Effective Date to but excluding the Termination Date; provided that, immediately after each such loan is made, (i) the aggregate outstanding principal amount of Committed Loans by such Bank shall not exceed the amount of its Commitment and (ii) the aggregate outstanding principal amount of all the Loans shall not exceed the aggregate amount of the Commitments. Each Borrowing under this Section 2.01 shall be in an aggregate principal amount of $5,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the aggregate amount available within the limitations in the foregoing proviso) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Company may borrow under this
Section 2.01, repay, or to the extent permitted by Section 2.12, prepay Loans and reborrow at any time prior to the Termination Date under this Section 2.01.

        SECTION 2.2. Notice of Committed Borrowing. The Company shall give the Administrative Agent notice (a "NOTICE OF COMMITTED BORROWING") not later than
(x) 12:00 Noon (New York City time) on the date of each Base Rate Borrowing, (y) 1:00 P.M. (New York City time) on the second Domestic Business Day before each CD Borrowing and (z) 1:00 P.M. (New York City time) on the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

                (a) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing;

                (b) the aggregate amount of such Borrowing;

                (c) whether the Loans comprising such Borrowing are to bear interest initially at the Base Rate, a CD Rate or a Euro-Dollar Rate; and

                (d) in the case of a CD Borrowing or a Euro-Dollar Borrowing, the duration of the initial Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

Such notice may be given by facsimile transmission (or by telephone promptly confirmed by facsimile transmission).

        SECTION 2.3. Money Market Borrowings. (a) The Money Market Option. In addition to Committed Borrowings pursuant to Section 2.01, the Company may, as set forth in this Section, request the Banks to make offers to make Money Market Loans to the Company from time to time during the period from and including the Effective Date to but excluding the Termination Date. The Banks may, but shall have no obligation to, make such offers and the Company may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.

        (b) Money Market Quote Request. When the Company wishes to request offers to make Money Market Loans under this Section, it shall transmit to the Administrative Agent by facsimile transmission (or by telephone promptly


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
confirmed by facsimile transmission) a Money Market Quote Request substantially in the form of Exhibit B hereto so as to be received no later than (x) 1:00 P.M. (New York City time) on the fifth Euro-Dollar Business Day prior to the date of Borrowing proposed therein, in the case of a LIBOR Auction or (y) 11:30 A.M. (New York City time) on the Domestic Business Day next preceding the date of Borrowing proposed therein, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Company and the Administrative Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective) specifying:

                (i) the proposed date of Borrowing, which shall be a Euro-Dollar Business Day in the case of a LIBOR Auction or a Domestic Business Day in the case of an Absolute Rate Auction,

                (ii) the aggregate amount of such Borrowing, which shall be $5,000,000 or a larger multiple of $1,000,000,

                (iii) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period, and

                (iv) whether the Money Market Quotes requested are to set forth a Money Market Margin or a Money Market Absolute Rate.

The Company may request offers to make Money Market Loans for more than one Interest Period in a single Money Market Quote Request. No Money Market Quote Request shall be given within five Euro-Dollar Business Days (or such other number of days as the Company and the Administrative Agent may agree) of any other Money Market Quote Request.

        (c) Invitation for Money Market Quotes. Promptly upon receipt of a Money Market Quote Request, the Administrative Agent shall send to the Banks by telex or facsimile transmission an Invitation for Money Market Quotes substantially in the form of Exhibit C hereto, which shall constitute an invitation by the Company to each Bank to submit Money Market Quotes offering to make the Money Market Loans to which such Money Market Quote Request relates in accordance with this Section.

        (d) Submission and Contents of Money Market Quotes. (i) Each Bank may submit a Money Market Quote containing an offer or offers to make Money Market Loans in response to any Invitation for Money Market Quotes. Each Money Market Quote must comply with the requirements of this subsection (d)


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
and must be submitted to the Administrative Agent by telex or facsimile transmission at its offices specified in or pursuant to Section 9.01 not later than (x) 2:00 P.M. (New York City time) on the fourth Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) 10:15 A.M. (New York City time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Company and the Administrative Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective); provided that Money Market Quotes submitted by the Administrative Agent (or any affiliate of the Administrative Agent) in the capacity of a Bank may be submitted, and may only be submitted, if the Administrative Agent or such affiliate notifies the Company of the terms of the offer or offers contained therein not later than (x) one hour prior to the deadline for the other Banks, in the case of a LIBOR Auction or (y) 15 minutes prior to the deadline for the other Banks, in the case of an Absolute Rate Auction. Subject to Articles 3 and 6, any Money Market Quote so made shall not be revocable except with the written consent of the Administrative Agent given on the instructions of the Company.

        (ii) Each Money Market Quote shall be substantially in the form of Exhibit D hereto and shall in any case specify:

                    (A) the proposed date of Borrowing,

                    (B) the principal amount of the Money Market Loan for which each such offer is being made, which principal amount (w) may be greater than or less than the Commitment of the quoting Bank,
                (x) must be $5,000,000 or a larger multiple of $1,000,000, (y) may not exceed the principal amount of Money Market Loans for which offers were requested and (z) may be subject to an aggregate limitation as to the principal amount of Money Market Loans for which offers being made by such quoting Bank may be accepted,

                    (C) in the case of a LIBOR Auction, the margin above or
                below the applicable London Interbank Offered Rate (the "MONEY MARKET MARGIN") offered for each such Money Market Loan, expressed as a percentage (specified to the nearest 1/10,000 of 1%) to be added to or subtracted from such base rate,

                    (D) in the case of an Absolute Rate Auction, the rate of
                interest per annum (specified to the nearest 1/10,000 of 1%)
                (the


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
                "MONEY MARKET ABSOLUTE RATE") offered for each such Money Market Loan, and

                    (E) the identity of the quoting Bank.

A Money Market Quote may set forth up to five separate offers by the quoting Bank with respect to each Interest Period specified in the related Invitation for Money Market Quotes.

        (iii) Any Money Market Quote shall be disregarded if it:

                    (A) is not substantially in conformity with Exhibit D hereto or does not specify all of the information required by subsection (d)(ii);

                    (B) contains qualifying, conditional or similar language;

                    (C) proposes terms other than or in addition to those set
                forth in the applicable Invitation for Money Market Quotes; or

                    (D) arrives after the time set forth in subsection (d)(i).

        (e) Notice to Company. The Administrative Agent shall promptly notify the Company by facsimile transmission (or by telephone promptly confirmed by facsimile transmission) of the terms (x) of any Money Market Quote submitted by a Bank that is in accordance with subsection (d) and (y) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request; provided that, in the case of a LIBOR Auction, the Administrative Agent shall notify the Company of the terms of such Money Market Quotes before 5:00 P.M. (New York City time) on the fourth Euro-Dollar Business Day prior to the proposed date of Borrowing. Any such subsequent Money Market Quote shall be disregarded by the Administrative Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Administrative Agent's notice to the Company shall specify (A) the aggregate principal amount of Money Market Loans for which offers have been received for each Interest Period specified in the related Money Market Quote Request, (B) the respective principal amounts and Money Market Margins or Money Market Absolute Rates, as the case may be, so offered and (C) if applicable, limitations on the aggregate principal amount of Money Market Loans for which offers in any single Money Market Quote may be accepted.


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
        (f) Acceptance and Notice by Company. Not later than 11:30 A.M. (New York City time) on (x) the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Company and the Administrative Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective), the Company shall notify the Administrative Agent by facsimile transmission (or by telephone promptly confirmed by facsimile transmission) of its acceptance or non-acceptance of the offers so notified to it pursuant to subsection (e). If the Company fails to give such a timely notice to the Administrative Agent, it shall be deemed not to have accepted such offers. In the case of acceptance, such notice (a "NOTICE OF MONEY MARKET BORROWING") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Company may accept any Money Market Quote in whole or in part; provided that:

                (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request,

                (ii) the principal amount of each Money Market Borrowing must be $5,000,000 or a larger multiple of $1,000,000,

                (iii) acceptance of offers may only be made on the basis of ascending Money Market Margins or Money Market Absolute Rates, as the case may be, and

                (iv) the Company may not accept any offer that is described in subsection (d)(iii) or that otherwise fails to comply with the requirements of this Agreement, and

                (v) immediately after such Money Market Borrowing is made, the aggregate outstanding principal amount of the Loans shall not exceed the aggregate amount of the Commitments.

        (g) Allocation by Administrative Agent. If offers are made by two or more Banks with the same Money Market Margins or Money Market Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Administrative Agent among such Banks as nearly as possible (in multiples of $1,000,000, as the Administrative Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determinations by the Administrative Agent of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

        SECTION 2.4. Notice to Banks; Funding of Loans. (a) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's share (if any) of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Company.

        (b) Not later than (x) 12:00 Noon (New York City time) on the date of each Borrowing other than a Base Rate Borrowing and (y) 1:00 P.M. (New York City time) on the date of each Base Rate Borrowing, each Bank participating therein shall make available its share of such Borrowing, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section 9.01. Unless the Administrative Agent determines that any applicable condition specified in Article 3 has not been satisfied, the Administrative Agent will make the funds so received from the Banks available to the Company at the Administrative Agent's aforesaid address.

        (c) Unless the Administrative Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Administrative Agent such Bank's share of such Borrowing, the Administrative Agent may assume that such Bank has made such share available to the Administrative Agent on the date of such Borrowing in accordance with
Section 2.04 (b) and the Administrative Agent may, in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Administrative Agent, such Bank and the Company severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Company until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Company, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable pursuant to Section 2.07 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

        SECTION 2.5. Notes. (a) The Loans of each Bank shall be evidenced by a single Note payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Loans.

        (b) Each Bank may, by notice to the Company and the Administrative Agent, request that its Loans of a particular type be evidenced by a separate
Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to the "Note" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

        (c) Upon receipt of each Bank's Note pursuant to Section 3.01(b), the Administrative Agent shall forward such Note to such Bank. Each Bank shall record the date, amount, type and maturity of each Loan made by it and the date and amount of each payment of principal made by the Company with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that a Bank's failure to make (or any error in making) any such recordation or endorsement shall not affect the obligations of the Company hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Company so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

        SECTION 2.6. Maturity of Loans. (a) Each Committed Loan shall mature, and the principal amount thereof shall be due and payable (together with interest accrued thereon), on the Termination Date.

        (b) Each Money Market Loan included in any Money Market Borrowing shall mature, and the principal amount thereof shall be due and payable (together with interest accrued thereon), on the last day of the Interest Period applicable to such Borrowing.

        SECTION 2.7. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable quarterly in arrears on each Quarterly Payment Date. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the Base Rate for such day.

        (b) Each CD Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the CD Margin for such day plus the Adjusted CD Rate applicable to such Interest Period; provided that if any CD Loan shall, as a result of clause (2)(b) of the definition of Interest Period, have an Interest Period of less than 30 days, such CD Loan shall bear interest for each day during such Interest Period at the Base Rate for such day. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 90 days, 90 days after the first day thereof. Any overdue principal of or interest on any CD Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the higher of (i) the sum of the CD Margin for such day plus the Adjusted CD Rate applicable to such Loan on the day before such payment was due and (ii) the Base Rate for such day.

        The "ADJUSTED CD RATE" applicable to any Interest Period means a rate per annum determined pursuant to the following formula:




                                       [CDBR]*
                              ACDR=------------------ + AR
                                      [1.00-DRP]

                      ACDR     =    Adjusted CD Rate
                      CDBR     =    CD Base Rate
                      DRP      =    Domestic Reserve Percentage
                      AR       =    Assessment Rate

* The amount in brackets being rounded upward, if necessary, to the next higher 1/100 of 1%

        The "CD BASE RATE" applicable to any Interest Period is the rate of interest determined by the Administrative Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the prevailing rates per annum bid at 10:00 A.M. (New York City time) (or as soon thereafter as practicable) on the first day of such Interest Period by two or more New York certificate of deposit dealers of recognized standing for the purchase at face value from each CD Reference Bank of its certificates of deposit in an amount comparable to the principal amount of the CD Loan of such CD Reference Bank to which such Interest Period applies and having a maturity comparable to such Interest Period.

        "DOMESTIC RESERVE PERCENTAGE" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of new non-personal time deposits in dollars in New York City having a maturity comparable to the related Interest Period and in an amount of $100,000 or more. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Domestic Reserve Percentage.

        "ASSESSMENT RATE" means for any day the annual assessment rate in effect on such day which is payable by a member of the Bank Insurance Fund classified as adequately capitalized and within supervisory subgroup "A" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R.
Section 327.4(a) (or any successor provision) to the Federal Deposit Insurance Corporation (or any successor) for such Corporation's (or such successor's) insuring time deposits at offices of such institution in the United States. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Assessment Rate.

        (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin for such day plus the London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, three months after the first day thereof.

        The "LONDON INTERBANK OFFERED RATE" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to each of the Euro-Dollar Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Euro-Dollar Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

        (d) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the higher of (i) the sum of 2% plus the Euro-Dollar Margin for such day plus the London Interbank Offered Rate applicable to such Loan on the day before such payment was due and (ii) the sum of 2% plus the Euro-Dollar Margin for such day plus a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (x) the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than six months as the Administrative Agent may select) deposits in dollars in an amount approximately equal to such overdue payment due to each of the Euro-Dollar Reference Banks are offered to such Euro-Dollar Reference Bank in the London interbank market for the applicable period determined as provided above by (y) 1.00 minus the Euro-Dollar Reserve Percentage (or, if the circumstances described in clause (a) or (b) of Section 8.01 shall exist, at a rate per annum equal to the sum of 2% plus the Base Rate for such day).

        (e) Subject to Section 8.01, each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with Section 2.07(c) as if the related Money Market LIBOR Borrowing were a Committed Euro-Dollar Borrowing) plus (or minus) the Money Market Margin quoted by the Bank making such Loan in accordance with Section 2.03. Each Money Market Absolute Rate Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Absolute Rate quoted by the Bank making such Loan in accordance with Section 2.03. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof. Any overdue principal of or interest on any Money Market Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the Base Rate for such day.

        (f) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Company and the participating Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

        (g) Each Reference Bank agrees to use its best efforts to furnish quotations to the Administrative Agent as contemplated by this Section. If any Reference Bank does not furnish a timely quotation, the Administrative Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 8.01 shall apply.

        SECTION 2.8. Method of Electing Interest Rates. (a) The Loans included in each Committed Borrowing shall bear interest initially at the type of rate specified by the Company in the applicable Notice of Committed Borrowing. Thereafter, the Company may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject to Section 2.08(d) and the provisions of Article 8), as follows:

                (i) if such Loans are Base Rate Loans, the Company may elect to convert such Loans to CD Loans as of any Domestic Business Day or to Euro-Dollar Loans as of any Euro-Dollar Business Day;

                (ii) if such Loans are CD Loans, the Company may elect to convert such Loans to Base Rate Loans as of any Domestic Business Day or convert such Loans to Euro-Dollar Loans as of any Euro-Dollar Business Day or continue such Loans as CD Loans for an additional Interest Period, subject to Section 2.14 if any such conversion is effective on any day other than the last day of an Interest Period applicable to such Loans; and

                (iii) if such Loans are Euro-Dollar Loans, the Company may elect to convert such Loans to Base Rate Loans as of any Domestic Business Day or convert such Loans to CD Loans as of any Euro-Dollar Business Day or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, subject to Section 2.14 if any such conversion is effective on any day other than the last day of an Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice (a "NOTICE OF INTEREST RATE ELECTION") to the Administrative Agent not later than 1:00 P.M. (New York City time) on the third Euro-Dollar Business Day before the conversion or continuation selected in such Notice is to be effective (unless the relevant Loans are to be converted from Domestic Loans of one type to Domestic Loans of the other type or are CD Loans to be continued as CD Loans for an additional Interest Period, in which case such Notice shall be delivered to the Administrative Agent not later than 1:00 P.M. (New York City time) on the second Domestic Business Day before such conversion or continuation is to be effective). A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such Notice applies, and the remaining portion to which it does not apply, are each at least $5,000,000 in the aggregate (unless such portion is comprised of Base Rate Loans). If no such Notice is timely received before the end of an Interest Period for any Group of CD Loans or Euro-Dollar Loans, the Company shall be deemed to have elected that such Group of Loans be converted to Base Rate Loans at the end of such Interest Period.

        (b) Each Notice of Interest Rate Election shall specify:

                (i) the Group of Loans (or portion thereof) to which such notice applies;

                (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of Section 2.08(a) above;

                (iii) if the Loans comprising such Group are to be converted, the new type of Loans and, if the Loans resulting from such conversion are to be CD Loans or Euro-Dollar Loans, the duration of the next succeeding Interest Period applicable thereto; and

                (iv) if such Loans are to be continued as CD Loans or Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

        (c) Promptly after receiving a Notice of Interest Rate Election from the Company pursuant to Section 2.08(a) above, the Administrative Agent shall notify each Bank of the contents thereof and such Notice shall not thereafter be revocable by the Company.

        (d) The Company shall not be entitled to elect to convert any Committed Loans to, or continue any Committed Loans for an additional Interest Period as, CD Loans or Euro-Dollar Loans if (i) the aggregate principal amount of any Group of CD Loans or Euro-Dollar Loans created or continued as a result of such election would be less than $5,000,000 or (ii) a Default shall have occurred and be continuing when the Company delivers notice of such election to the Administrative Agent.

        (e) If any Committed Loan is converted to a different type of Loan, the Company shall pay, on the date of such conversion, any unpaid interest accrued to such date on the principal amount being converted.

        SECTION 2.9. Facility Fees. The Company shall pay to the Administrative Agent, for the account of the Banks ratably in proportion to their Credit Exposures, a facility fee calculated for each day at the rate of 0.06% per annum on the aggregate amount of the Credit Exposures on such day. Such facility fee shall accrue for each day from and including the Effective Date to but excluding the day on which the Credit Exposures are reduced to zero, and shall be payable quarterly in arrears on each Quarterly Payment Date and on the day on which the Credit Exposures are reduced to zero.

        SECTION 2.10. Optional Termination or Reduction of Commitments. The Company may, upon at least three Domestic Business Days' notice to the Administrative Agent, (a) terminate the Commitments at any time, if no Loans are outstanding at such time, or (b) ratably reduce from time to time by an aggregate amount of $10,000,000 or any larger multiple of $1,000,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans.

        SECTION 2.11. Scheduled Termination of Commitments. The Commitments shall terminate on the Termination Date, and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

        SECTION 2.12. Optional Prepayments. (a) Subject in the case of CD Loans and Euro-Dollar Loans to Section 2.14, the Company may (i) upon at least one Domestic Business Day's notice to the Administrative Agent, prepay the Group of Base Rate Loans (or any Money Market Borrowing bearing interest as the Base Rate pursuant to Section 8.01), (ii) upon at least two Domestic Business Days' notice to the Administrative Agent, prepay any Group of CD Loans and (iii) upon at least three Euro-Dollar Business Days' notice to the Administrative Agent, prepay any Group of Euro-Dollar Loans, in each case in whole at any time, or from time to time in part in amounts aggregating $5,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group of Loans.

        (b) Except as provided in Section 2.12(a) above, the Company may not prepay all or any portion of the principal amount of any Money Market Loan prior to the maturity thereof.

        (c) Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice shall not thereafter be revocable by the Company.

        SECTION 2.13. General Provisions as to Payments. (a) The Company shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 1:00 P.M. (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address specified in or pursuant to Section 9.01. The Administrative Agent will promptly distribute to each Bank its ratable share of each such payment received by the Administrative Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Domestic Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. Whenever any payment of principal of, or interest on, the Money Market Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

        (b) Unless the Administrative Agent shall have received notice from the Company prior to the date on which any payment is due to the Banks hereunder that the Company will not make such payment in full, the Administrative Agent may assume that the Company has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Company shall not have so made such payment, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate.

        SECTION 2.14. Funding Losses. If the Company makes any payment of principal with respect to any Fixed Rate Loan or any Fixed Rate Loan is converted to a different type of Loan (pursuant to Article 2, 6 or 8 or otherwise), in either case on any day other than the last day of an Interest Period applicable thereto or the last day of an applicable period fixed pursuant to Section 2.07(d), or if the Company fails to borrow, prepay, convert or continue any Fixed Rate Loan after notice has been given to any Bank in accordance with Section 2.04(a), 2.08(c) or 2.12(c), the Company shall reimburse each Bank within 60 days after demand for any resulting loss or expense (with interest if appropriate) incurred by it or by an existing or prospective Participant in the related Loan, including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or failure to borrow, prepay, convert or continue; provided that such Bank shall have delivered to the Company a certificate as to the amount of such loss or expense, which certificate shall show in reasonable detail the basis for calculating such amount and shall be conclusive in the absence of manifest error.

        SECTION 2.15. Computation of Interest and Fees. Interest based on the Prime Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

        SECTION 2.16. Regulation D Compensation. If and so long as a reserve requirement of the type described in the definition of "Euro-Dollar Reserve Percentage" is prescribed by the Board of Governors of the Federal Reserve System (or any successor), each Bank subject to such requirement may require the Company to pay, contemporaneously with each payment of interest on each of such Bank's Euro-Dollar Loans, additional interest on such Euro-Dollar Loan at a rate per annum reasonably determined by such Bank up to but not exceeding the excess of (i) (A) the applicable London Interbank Offered Rate divided by (B) one minus the Euro-Dollar Reserve Percentage over (ii) the applicable London Interbank Offered Rate. Any Bank wishing to require payment of such additional interest
(x) shall so notify the Company and the Administrative Agent, in which case such additional interest on the Euro-Dollar Loans of such Bank shall be payable to such Bank at the place indicated in such notice with respect to each Interest Period commencing at least three Euro-Dollar Business Days after such Bank gives such notice and (y) shall notify the Company at least five Euro-Dollar Business Days before each date on which interest is payable on the Euro-Dollar Loans of the amount then due it under this Section.



                                    ARTICLE 3
                                   CONDITIONS

        SECTION 3.1. Effectiveness. This Agreement shall become effective upon receipt by the Administrative Agent of the following:

                (a) from each of the parties listed on the signature pages hereof, a counterpart hereof signed by such party or facsimile or other written confirmation satisfactory to the Agent confirming that such party has signed a counterpart hereof;

                (b) a duly executed Note for the account of each Bank dated on or before the Effective Date and complying with the provisions of
        Section 2.05;

                (c) an opinion of Barry Quan, Managing Director, Legal Affairs for the Company, dated the Effective Date and substantially in the form of Exhibit E hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

                (d) an opinion of Orrick, Herrington & Sutcliffe LLP, special counsel for the Company, dated the Effective Date and substantially in the form of Exhibit F hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

                (e) an opinion of Davis Polk & Wardwell, special counsel for the Administrative Agent, dated the Effective Date and substantially in the form of Exhibit G hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

                (f) evidence satisfactory to the Administrative Agent that (i) the commitments of the banks under the $240,000,000 Credit Agreement dated as of September 8, 1994 among the Company, the banks party thereto and Morgan Guaranty Trust Company of New York, as Agent, as heretofore amended, have been terminated and (ii) any loans outstanding thereunder (together with all interest accrued thereon) and all fees accrued thereunder have been paid or the Company has made arrangements satisfactory to the Administrative Agent for the payment thereof on the Effective Date; and

                (g) all documents that the Administrative Agent may reasonably request relating to the existence of the Company, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

The Administrative Agent shall promptly notify the Company and the Banks of the Effective Date, and such notice shall be conclusive and binding on all parties hereto.

        SECTION 3.2. Borrowings. The obligation of any Bank to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

                (a) the fact that the Effective Date shall have occurred on or prior to March 13, 1998;

                (b) receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.02 or 2.03, as the case may be;

                (c) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing; and

                (d) the fact that the representations and warranties of the Company contained in this Agreement (except, in the case of a CP Backstop Borrowing, the representations and warranties set forth in Sections 4.04(b) and 4.05 as to any matter which has theretofore been disclosed in writing by the Company to the Banks) shall be true on and as of the date of such Borrowing.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Company on the date of such Borrowing as to the facts specified in clauses
(c) and (d) of this Section.



                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES

        The Company represents and warrants that:

        SECTION 4.1. Corporate Existence and Power. The Company and each Restricted Subsidiary:

                (a) is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation;

                (b) has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted, except where failures to have such licenses and permits would not, in the aggregate, have a Material Adverse Effect; and

                (c) is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction wherein the nature of the business transacted by it or the nature of the property owned or leased by it makes such licensing or qualification necessary, except where failures to be so licensed, qualified or in good standing would not, in the aggregate, have a Material Adverse Effect.

        SECTION 4.2. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Company of this Agreement and the Notes are within the Company's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Company or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Company or any of its Restricted Subsidiaries.

        SECTION 4.3. Binding Effect. This Agreement constitutes a valid and binding agreement of the Company and each Note, when executed and delivered in accordance with this Agreement, will constitute a valid and binding obligation of the Company, in each case enforceable in accordance with its terms, except as limited by (i) bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) general principles of equity.

        SECTION 4.4. Financial Information. (a) The consolidated balance sheet of the Company and its Consolidated Subsidiaries as of October 26, 1997 and the related consolidated statements of operations and cash flows for the fiscal year then ended, reported on by Price Waterhouse LLP and set forth in the Company's 1997 Form 10-K (or an exhibit thereto), a copy of which has been obtained by each of the Banks, fairly present, in conformity with generally accepted accounting principles, the consolidated financial position of the Company and its Consolidated Subsidiaries as of such date and their consolidated results of


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
operations and cash flows for such fiscal year.

        (b) Except as disclosed in the Company's press release dated February 10, 1998, there has been no material adverse change since October 26, 1997 in the business, financial position or results of operations of the Company and its Relevant Subsidiaries, considered as a whole.

        SECTION 4.5. Litigation. Except as set forth under the heading "LEGAL PROCEEDINGS" in the Company's 1997 Form 10-K, there is no action, suit or proceeding pending against, or to the knowledge of the Company threatened against or affecting, the Company or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse determination which would have a Material Adverse Effect, or which in any manner draws into question the validity of this Agreement or the Notes.

        SECTION 4.6. Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code which will violate Section 5.11 hereof or (iii) incurred any unpaid liability in excess of $50,000,000 under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

        SECTION 4.7. Environmental Matters. The Company has a process of conducting periodic internal reviews relating to compliance by the Company and its Restricted Subsidiaries with Environmental Laws and liabilities thereunder. On the basis of such reviews, except as set forth in the Company's 1997 Form 10-K, nothing has come to the attention of the Company which would lead it to believe that costs associated with compliance with Environmental Laws or liabilities thereunder (including, without limitation, any capital or operating expenses required for cleanup, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) would have a Material Adverse Effect.


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
        SECTION 4.8. Taxes. All federal and state income tax returns required to be filed by the Company or any Restricted Subsidiary in any jurisdiction have, in fact, been filed and all other tax returns required to be filed in any other jurisdiction have, in fact, been filed, except where the failure to so file in such jurisdictions (other than in connection with federal or state income tax returns) would not have a Material Adverse Effect, and all taxes, assessments, fees and other governmental charges upon the Company or any Restricted Subsidiary or upon any of their respective properties, income or franchises, which are shown to be due and payable in such returns have been paid. For all taxable years ending on or before October 1993, the Federal income tax liability of the Company and its Restricted Subsidiaries has been satisfied and either the period of limitations on assessment of additional Federal income tax has expired or the Company and its Restricted Subsidiaries have entered into an agreement with the Internal Revenue Service closing conclusively the total tax liability for the taxable year. The provisions for taxes on the books of the Company and each Restricted Subsidiary are adequate for all open years, and for its current fiscal period.

        SECTION 4.9. Subsidiaries. Exhibit I hereto sets forth as of the date of this Agreement, with respect to each Person which is a Subsidiary of the Company on the date hereof, (i) the name of such Subsidiary, (ii) the jurisdiction of incorporation of such Subsidiary and (iii) the percentage of Voting Stock of such Subsidiary owned by the Company and its other Subsidiaries.

        SECTION 4.10. No Regulatory Restrictions on Borrowing. The Company is not (i) an "INVESTMENT COMPANY" within the meaning of the Investment Company Act of 1940, as amended, (ii) a "HOLDING COMPANY" or a "SUBSIDIARY COMPANY" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (iii) otherwise subject to any regulatory scheme applicable to it which restricts its ability to incur debt under this Agreement.

        SECTION 4.11. Full Disclosure. All written information heretofore furnished by the Company to the Administrative Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby does not, and all such written information hereafter furnished by the Company to the Administrative Agent or any Bank will not, contain any untrue statement of a material fact or in the aggregate omit a material fact necessary to make the statements therein not misleading on the date as of which such information is stated or certified. There is no fact peculiar to the Company or its Subsidiaries which the Company has not disclosed to the Banks in writing which has had or, so far as the Company can now reasonably foresee, will have a Material Adverse Effect.

                                    ARTICLE 5

                                    COVENANTS

        The Company agrees that, so long as any Bank has any Credit Exposure hereunder or any interest or fees accrued hereunder remain unpaid:

        SECTION 5.1. Information. The Company will deliver to each of the Banks (except as stated in clause (j) below) or make available electronically:

        (a) as soon as available and in any event within 45 days after the end of each quarterly fiscal period (except the last) of each fiscal year, copies of:

                    (1) a consolidated balance sheet of the Company and its
                Subsidiaries as of the close of such quarterly fiscal period, setting forth in comparative form the consolidated figures as of the close of the fiscal year then most recently ended,

                    (2) consolidated statements of operations of the Company and its Subsidiaries for such quarterly fiscal period and for the portion of the fiscal year ending with such quarterly fiscal period, in each case setting forth in comparative form the consolidated figures for the corresponding period and portion of the preceding fiscal year, and

                    (3) a consolidated statement of cash flows of the Company
                and its Subsidiaries for the portion of the fiscal year ending with such quarterly fiscal period, setting forth in comparative form the consolidated figures for the corresponding period of the preceding fiscal year, it being agreed that (i) delivery of such financial statements shall be deemed to be a representation by the Company that such financial statements fairly present, in conformity with GAAP, the consolidated financial position of the Company and its Consolidated Subsidiaries as of the close of such quarterly fiscal period and their consolidated results of operations and cash flows for the portion of the fiscal year


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
        ending at the end of such quarterly fiscal period (subject to normal year-end adjustments) and (ii) the Company may satisfy the requirements of this Section 5.01(a) by filing its Quarterly Report on Form 10-Q with the SEC; provided that such Form 10-Q satisfies the foregoing requirements of this paragraph (a);

                (b) as soon as available and in any event within 90 days after the close of each fiscal year of the Company, copies of:

                    (1) a consolidated balance sheet of the Company and its
                Subsidiaries as of the close of such fiscal year, and

                    (2) consolidated statements of operations and cash flows of the Company and its Subsidiaries for such fiscal year,

        in each case setting forth in comparative form the consolidated figures for the two preceding fiscal years, all in reasonable detail and accompanied by a report thereon of a firm of independent public accountants of recognized national standing selected by the Company to the effect that the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company and its Consolidated Subsidiaries as of the end of the fiscal year being reported on and their consolidated results of operations and cash flows for said year in conformity with GAAP and that the examination of such accountants in connection with such financial statements has been conducted in accordance with generally accepted auditing standards, it being agreed that the Company may satisfy the requirements of this Section 5.01(b) by filing its Annual Report on Form 10-K with the SEC; provided that such Form 10-K (including the exhibits filed therewith) satisfies the requirements of this paragraph (b);

                (c) promptly upon receipt thereof, one copy of each interim or special audit made by independent accountants of the books of the Company or any Restricted Subsidiary and any management letter received from such accountants, in all cases, material to the financial condition or operations of the Company or of the Company and its Restricted Subsidiaries taken as a whole;

                (d) promptly upon their becoming available, one copy of each financial statement, report, notice or proxy statement sent by the Company to stockholders generally and of each regular or periodic report, and any registration statement or prospectus (other than those on Form S-8) filed by the Company or any Subsidiary with any securities exchange or the SEC or any successor agency, and copies of any orders in any proceedings to which the Company or any of its Subsidiaries is a party, issued by any governmental agency, Federal or state, having jurisdiction over the Company or any of its Subsidiaries, which orders are material to the financial condition or operations of the Company or the Company and its Restricted Subsidiaries taken as a whole;

                (e) promptly upon the occurrence thereof, written notice of (i) a Reportable Event with respect to any Plan; (ii) the institution of any steps by the Company, any ERISA Affiliate, the PBGC or any other person to terminate any Plan if such termination were to result in a liability of the Company or any Restricted Subsidiary to the PBGC in an amount which could materially and adversely affect the condition, financial or otherwise, of the Company or of the Company and its Restricted Subsidiaries taken as a whole; (iii) the institution of any steps by the Company or any ERISA Affiliate to withdraw from any Plan or any Multiemployer Plan if such withdrawal would result in a liability of the Company or any Restricted Subsidiary in an amount which could materially and adversely affect the condition, financial or otherwise, of the Company or of the Company and its Restricted Subsidiaries taken as a whole; (iv) a "prohibited transaction" within the meaning of Section 406 of ERISA (which has not been exempted under or pursuant to Section 408 of ERISA) in connection with any Plan if such "prohibited transaction" would result in a liability of the Company or any Restricted Subsidiary in an amount which could materially and adversely affect the condition, financial or otherwise, of the Company or of the Company and its Restricted Subsidiaries taken as a whole; (v) any increase in the contingent liability of the Company or any Restricted Subsidiary with respect to any post-retirement welfare liability in an amount that could have a Material Adverse Effect; or (vi) the taking of any action by, or the threat in writing of the taking of any action by, the Internal Revenue Service, the Department of Labor or the PBGC with respect to any of the foregoing;

                (f) within the periods provided in paragraphs (a) and (b) above, a certificate of an authorized financial officer of the Company stating that such officer has reviewed the provisions of this Agreement and (i) setting forth the information and computations (in sufficient detail) required in order to establish whether the Company was in compliance with the requirements of Sections 5.10 through 5.12 at the end of the period covered by the financial statements then being furnished and (ii) stating


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
        whether there existed as of the date of such financial statements and whether, to the best of such officer's knowledge, there exists on the date of the certificate or existed at any time during the period covered by such financial statements any Default and, if any such condition or event exists on the date of the certificate, specifying the nature and period of existence thereof and the action the Company is taking and proposes to take with respect thereto;

                (g) within the period provided in paragraph (b) above, a certificate of the accountants who render an opinion with respect to such financial statements, stating (i) that they have reviewed this Agreement, and (ii) whether, in making their audit, such accountants have become aware of any Default under Section 6.01 insofar as any such terms or provisions pertain to or involve accounting matters or determinations, and if any such condition or event then exists, specifying the nature and period of existence thereof;

                (h) if the Company's Unrestricted Subsidiaries, taken as a whole, would have assets in excess of 5% of Consolidated Total Assets at the date of any financial statements to be delivered pursuant to paragraph (a) or (b) above or would have net income in excess of 5% of Consolidated Net Income for any period covered by such financial statements, the Company will provide, in addition to the financial statements required by paragraph (a) or (b) above, the financial statements required by such paragraph (a) or (b) (within the applicable time period described in such paragraph (a) or (b)) on a consolidated basis reflecting the financial statements of only the Company and its Restricted Subsidiaries, certified by a financial officer of the Company as to fairness of presentation and conformity with GAAP (except for the exclusion of Unrestricted Subsidiaries) substantially as set forth in the Company's representation in Section 4.04(a) subject, in the case of quarterly financial statements required by paragraph (b) above, to normal year-end adjustments;

                (i) within five days after any officer of the Company obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer or the chief accounting officer of the Company setting forth the details thereof and the action which the Company is taking and proposes to take with respect thereto;

                (j) promptly upon any change in the rating by S&P or Moody's of the Company's senior unsecured long-term debt securities (without third-party credit enhancement), a notice reporting such change and stating


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
        the date on which such change was publicly announced by the relevant rating agency, such notice to be delivered by the Company to the Administrative Agent (which shall promptly advise the Banks thereof if the Facility Fee Rate, the Euro-Dollar Margin or the CD Margin is affected by such change in rating); and

                (k) from time to time such additional information regarding the financial position or business of the Company and its Subsidiaries as the Administrative Agent, at the request of any Bank, may reasonably request.

Without limiting the foregoing, the Company will permit any Bank (A) to visit and inspect during normal business hours (at the expense of such Bank unless an Event of Default has occurred and is continuing), under the Company's guidance and, so long as no Default shall have occurred and be continuing, upon not less than three Business Days' prior notice, any of the properties of the Company or any Restricted Subsidiary, (B) to examine (to the extent material to ascertaining compliance with the terms and provisions hereof or to the extent reasonably related to the financial condition or material operations of the Company or a Restricted Subsidiary) all of their books of account, records, reports and other papers, and to make copies and extracts therefrom (other than attorney-client privileged and attorney work-product documents) and (C) to the extent material to ascertaining compliance with the terms and provisions hereof or to the extent reasonably related to the financial condition or material operations of the Company or a Restricted Subsidiary, to discuss their respective affairs, finances and accounts with their respective officers, employees (who are managers or officers), and independent public accountants and by this provision the Company authorizes said accountants to discuss with such Banks the finances and affairs of the Company and its Restricted Subsidiaries; provided that such Bank shall have given prior written notice to the Company of its intention to discuss such finances and affairs with such accountants and have given the Company the opportunity to participate in such discussions, all at such reasonable times and as often as may be reasonably requested. Notwithstanding the above, the Company may, if and to the extent required by applicable law, deny such access or information to any Bank.

        The Company will keep, and will cause each Restricted Subsidiary to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities, in accordance with GAAP.

        Notwithstanding anything to the contrary in the foregoing provisions of this Section 5.01, neither the Administrative Agent nor any Bank shall have


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
access to, nor may they request copies of, any information constituting trade secrets relating to technology unless the Administrative Agent or such Bank shall have executed and delivered to the Company a confidentiality agreement satisfactory to the Company.

        SECTION 5.2. Payment of Obligations. The Company will pay and discharge, and will cause each Restricted Subsidiary to pay and discharge, at or before maturity, all their respective material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings, and will maintain, and will cause each Restricted Subsidiary to maintain, in accordance with GAAP, appropriate reserves for the accrual of any of the same.

        SECTION 5.3. Maintenance of Property; Insurance. (a) The Company will keep, and will cause each Restricted Subsidiary to keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted; provided that nothing in this Section 5.03(a) shall prevent the abandonment of any property if such abandonment does not result in any Default hereunder and the Company determines, in the exercise of its reasonable business judgment, that such abandonment is in the interest of the Company.

        (b) The Company will maintain, and will cause each Restricted Subsidiary to maintain, insurance coverage by financially sound and reputable insurers and in such forms and amounts and against such risks as are customary for corporations of established reputation engaged in the same or a similar business and owning and operating similar properties in similar locations.

        SECTION 5.4. Conduct of Business and Maintenance of Existence. Neither the Company nor any Restricted Subsidiary will engage in any business if, as a result, the primary business, taken on a consolidated basis, which would then be engaged in by the Company and its Restricted Subsidiaries would be substantially changed from the business of the manufacture of capital equipment for the electronics industry. The Company will preserve, renew and keep in full force and effect, and will cause each Restricted Subsidiary to preserve, renew and keep in full force and effect, their respective corporate existence and their respective rights, privileges and franchises, except to the extent that failures to maintain their respective rights, privileges and franchises could not, in the aggregate, reasonably be expected to have a Material Adverse Effect ; provided that nothing in this Section 5.04 shall prohibit (i) the merger of a Restricted Subsidiary into the Company or the merger or consolidation of a Restricted Subsidiary with or into another Person if the corporation surviving such consolidation or merger is a Restricted Subsidiary and if, in each case, after giving effect thereto, no Default shall have occurred and be continuing or (ii) the termination of the corporate existence of any Restricted Subsidiary if such termination does not result in any Default hereunder and the Company determines, in the exercise of its reasonable business judgment, that such termination is in the interest of the Company.

        SECTION 5.5. Compliance with Laws. The Company will comply, and cause each Restricted Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) except (i) where the necessity of compliance therewith is contested in good faith by appropriate proceedings or
(ii) where the violation of which, individually or in the aggregate, would not reasonably be expected to (x) result in a Material Adverse Effect or (y) if such violation is not remedied, result in any Lien not permitted under Section 5.11.

        SECTION 5.6. Restricted and Unrestricted Subsidiaries. (a) The Company may designate each Subsidiary organized or acquired by it after the date hereof as either a Restricted Subsidiary or an Unrestricted Subsidiary by resolution of the Board of Directors of the Company. Any such Subsidiary which is not so designated within 30 days of its organization or acquisition as a Subsidiary shall be deemed to be an Unrestricted Subsidiary.

        (b) The Board of Directors may at any time designate any Restricted Subsidiary as an Unrestricted Subsidiary if all of the following conditions are met: (i) such Subsidiary does not own, directly or indirectly, any capital stock or Indebtedness of the Company or any Restricted Subsidiary; (ii) at any time of the proposed designation and after giving effect thereto, there shall exist no Default and (iii) such Restricted Subsidiary has not previously been designated an Unrestricted Subsidiary pursuant to this Section 5.06(b).

        (c) The Board of Directors may at any time designate any Unrestricted Subsidiary as a Restricted Subsidiary if, at the time of the proposed designation and after giving effect thereto, there shall exist no Default.

        SECTION 5.7. Consolidations, Mergers and Sales of Assets. The Company will not (i) consolidate or merge with or into any other Person or (ii) sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets to any other Person; provided that the Company may merge with another Person if immediately after giving effect to such merger (x) no Default shall exist and (y) the Company is the surviving entity.


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
        SECTION 5.8. Use of Proceeds. The proceeds of the Loans made under this Agreement will be used by the Company to backstop its commercial paper and for other general corporate purposes. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock unless, at all times when any such proceeds are used to buy or carry Margin Stock, not more than 25% of the value (as determined by any reasonable method) of the assets (either of the Company only or of the Company and its Subsidiaries on a consolidated basis) which are subject to any restriction in Section 5.07 or 5.11 consists of Margin Stock.

        SECTION 5.9. Transactions with Affiliates. The Company will not, and will not permit any Restricted Subsidiary to, enter into or be a party to any transaction or arrangement with any Affiliate (including, without limitation, the purchase from, sale to or exchange of property with, or the rendering of any service by or for, any Affiliate), except in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Restricted Subsidiary's (as the case may be) business and upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than would be obtained in a comparable arm's-length transaction with a Person other than an Affiliate.

        SECTION 5.10. Debt. Consolidated Debt shall at all times be less than 50% of Consolidated Net Tangible Assets; provided that, at any time when the equity investments (valued at their then current book value) of the Company and its Relevant Subsidiaries in Equity Affiliates would otherwise exceed 5% of Consolidated Net Tangible Assets, Consolidated Net Tangible Assets shall be adjusted for purposes of this Section by deducting such equity investments (valued at their then current book value).

        SECTION 5.11. Negative Pledge. The Company will not, and will not permit any Restricted Subsidiary to, create or incur, or suffer to be incurred or to exist, any Lien on its or their property or assets, whether now owned or hereafter acquired, or upon any income or profits therefrom, or acquire or agree to acquire, or permit any Restricted Subsidiary to acquire, any property or assets upon conditional sales agreements or other title retention devices, except:

                (a) Liens for property taxes and assessments or governmental charges or levies and Liens securing claims or demands of mechanics and materialmen, provided that payment thereof is not at the time required by Section 5.02 or 5.05;

                (b) any Lien of or resulting from any judgment or award; provided that either (i) the amount secured thereby does not exceed


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
        $50,000,000 or (ii) if the amount secured thereby does exceed $50,000,000, the time for the appeal or petition for rehearing of such judgment or award shall not have expired, or the Company or a Restricted Subsidiary shall in good faith be prosecuting an appeal or proceeding for a review thereof, and execution of such judgment or award shall be stayed pending such appeal or proceeding for review;

                (c) Liens incidental to the conduct of business conducted by the Company and its Restricted Subsidiaries in the ordinary course of business or the ownership of properties and assets owned by the Company and its Restricted Subsidiaries (including Liens in connection with worker's compensation, unemployment insurance and other like laws, warehousemen's and attorneys' liens and statutory landlords' liens) and Liens to secure the performance of bids, tenders or trade contracts, or to secure statutory obligations, surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business of the Company and its Restricted Subsidiaries and not in connection with the borrowing of money, provided in each case, the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings;

                (d) survey exceptions or encumbrances, encroachments, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, zoning restrictions, declarations of covenants, conditions and restrictions, other title exceptions or other restrictions as to the use of real properties, which are necessary or appropriate in the good faith judgment of the Company for the conduct of the business of the Company and its Restricted Subsidiaries and which, individually or in the aggregate, do not in any event materially impair their use in the operation of the business of the Company or of the Company and its Restricted Subsidiaries taken as a whole;

                (e) Liens securing Indebtedness of a Restricted Subsidiary to the Company or to another Restricted Subsidiary;

                (f) Liens existing as of January 25, 1998 and reflected in Exhibit J hereto, including any renewals, extensions or replacements of any such Lien, provided that:

                    (i) no additional property is encumbered in connection with any such renewal, extension or replacement of any such Lien; and


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
                    (ii) there is no increase in the aggregate principal amount of Debt secured by any such Lien from that which was outstanding or permitted to be outstanding with respect to such Lien as of January 25, 1998 or the date of such renewal, extension or replacement, whichever is greater;

                (g) Liens incurred after January 25, 1998 given to secure the payment of the purchase price and/or other direct costs incurred in connection with the acquisition, construction, improvement or rehabilitation of assets including Liens incurred by the Company or any Restricted Subsidiary securing Debt incurred in connection with industrial development bond and pollution control financings, including Liens existing on such assets at the time of acquisition thereof or at the time of acquisition by the Company or a Restricted Subsidiary of any business entity (including a Restricted Subsidiary) then owning such assets, whether or not such existing Liens were given to secure the payment of the purchase price of the assets to which they attach, provided that (i) except in the case of Liens existing on assets at the time of acquisition of a Restricted Subsidiary then owning such assets, the Lien shall be created within twelve (12) months of the later of the acquisition of, or the completion of the construction or improvement in respect of, such assets and shall attach solely to the assets acquired, purchased, or financed, (ii) except in the case of Liens existing on assets at the time of acquisition of a Restricted Subsidiary then owning such assets or Liens in connection with industrial development bond or pollution control financings, at the time of the incurrence of such Lien, the aggregate amount remaining unpaid on all Debt secured by Liens on such assets whether or not assumed by the Company or a Restricted Subsidiary shall not exceed an amount equal to 75% of the lesser of the total purchase price or fair market value, at the time such Debt is incurred, of such assets (as determined in good faith by the Board of Directors of the Company), and (iii) all such Debt shall have been incurred within the applicable limitation provided in Section 5.10;

                (h) Liens arising from the sale or transfer of accounts receivable and notes receivable of AMJ, provided that (i) AMJ shall receive adequate consideration therefor and (ii) all Debt, if any, secured by such Liens is incurred within the applicable limitation of
        Section 5.10;

                (i) Liens on notes or accounts receivable sold or transferred in a transaction which is accounted for as a true sale under GAAP;


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
                (j) Liens securing Debt, to the extent that such Liens are not otherwise permitted by this Section 5.11, provided that (i) immediately after giving effect to the incurrence of any such Lien, the sum of the aggregate principal amount of all outstanding Debt secured by Liens permitted solely by reason of this Section 5.11(j) shall not exceed 15% of Consolidated Net Tangible Assets, and (ii) the incurrence of such Debt is permitted by Section 5.10; and

                (k) Liens incurred in connection with any renewals, extensions or refundings of any Debt secured by Liens described in Section 5.11(g),
        (h), (i) or (j), provided that there is no increase in the aggregate principal amount of Debt secured thereby and no additional property is encumbered.

In the event that any property of the Company or its Restricted Subsidiaries is subjected to a lien in violation of this Section 5.11, but no other provision of this Agreement including, without limitation, Section 5.10 (the Indebtedness secured by such lien being referred to as "PROHIBITED SECURED INDEBTEDNESS"), such violation shall not constitute an Event of Default hereunder if the Company, substantially simultaneously with the incurrence of such lien, makes or causes to be made a provision whereby the Notes will be secured equally and ratably with all Prohibited Secured Indebtedness and delivers to the Banks an opinion to that effect, and, in any case, the Notes shall have the benefit, to the full extent that, and with such priority as, the Banks may be entitled to under applicable law, of an equitable lien to secure the Notes on such property of the Company or its Restricted Subsidiaries that secures Prohibited Secured Indebtedness. The opinion referred to in the preceding sentence shall be addressed to each of the Banks, shall contain such qualifications and limitations as are reasonably acceptable to the Banks and shall be delivered by counsel of nationally recognized standing selected by the Company and satisfactory to the Required Banks. Such counsel shall be deemed to be satisfactory to the Required Banks unless, during the 15 day period after the Banks have received written notice identifying such counsel, Banks having more than 40% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing more than 40% of the aggregate unpaid principal amount of the Loans, shall have objected to such selection in writing to the Company.

        Notwithstanding any of the foregoing provisions of this Section 5.11 including, without limitation, the terms and provisions of the preceding paragraph of this Section 5.11, the Company shall not, and shall not permit any Restricted Subsidiary to, create or incur, or suffer to be incurred or to exist, any Lien (other than Liens described in Section 5.11(a) through (d), inclusive) upon any land, property or buildings (or any interest therein) described as Special Unencumbered

Property in Exhibit K hereto.

        SECTION 5.12. Consolidated Tangible Net Worth. (a) The Company will at all times keep and maintain Consolidated Tangible Net Worth (adjusted as provided in subsections (b) and (c) of this Section, if applicable) at an amount not less than the amount determined by adding the following:

                (i) $1,973,000,000 plus

                (ii) 50% of Consolidated Net Income (adjusted as provided in subsections (b) and (c) of this Section, if applicable) for the period from October 27, 1997 to and including the date of any calculation hereunder.

        (b) If the Company is required to deliver consolidated financial statements of the Company and its Restricted Subsidiaries pursuant to Section 5.01(h) as of any date (the "BREAK-OUT DATE"), then the following adjustments shall be made for purposes of this Section as of the Break-Out Date and at all times thereafter (unless and until the Company is no longer required to deliver such financial statements pursuant to Section 5.01(h)):

                (i) Consolidated Tangible Net Worth shall be adjusted by deducting the equity investments (valued at their then current book value) of the Company and its Restricted Subsidiaries in Unrestricted Subsidiaries and

                (ii) Consolidated Net Income shall be adjusted by excluding the equity of the Company and its Restricted Subsidiaries in the income (or loss) of Unrestricted Subsidiaries after October 26, 1997 and including dividends received by the Company and its Restricted Subsidiaries from Unrestricted Subsidiaries after October 26, 1997.

        (c) At any time when the aggregate book value of the equity investments of the Company and its Relevant Subsidiaries in Equity Affiliates exceeds 5% of Consolidated Net Tangible Assets, the following adjustments shall be made for purposes of this Section:

                (i) Consolidated Tangible Net Worth shall be adjusted by deducting such equity investments (valued at their then current book value), and

                (ii) Consolidated Net Income shall be adjusted by excluding the equity of the Company and its Relevant Subsidiaries in the income (or


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
        loss) of Equity Affiliates after October 26, 1997 and including dividends received by the Company and its Relevant Subsidiaries from Equity Affiliates after October 26, 1997.



                                    ARTICLE 6

                                    DEFAULTS

        SECTION 6.1. Events of Default. If one or more of the following events ("EVENTS OF DEFAULT") shall have occurred and be continuing:

                (a) the Company shall fail to pay any principal of any Loan when due or shall fail to pay any interest, fee or other amount payable hereunder within five days after it becomes due;

                (b) the Company shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) above) for 30 days after written notice thereof has been given to the Company by the Administrative Agent at the request of any Bank;

                (c) any representation, warranty, certification or statement made by the Company in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

                (d) the Company or any Restricted Subsidiary shall fail to make any payment in respect of any Material Financial Obligations when due or within any applicable grace period;

                (e) any event or condition shall occur which results in the acceleration of the maturity of any Material Debt or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof;

                (f) the Company or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a


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
        trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; provided that no event otherwise constituting an Event of Default under this clause (f) shall be an Event of Default if the total assets of all entities with respect to which an event has occurred which would otherwise have constituted an Event of Default under this clause (f) or clause (g) do not exceed $50,000,000 in the aggregate;

                (g) an involuntary case or other proceeding shall be commenced against the Company or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Company or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect; provided that no event otherwise constituting an Event of Default under this clause (g) shall be an Event of Default if the total assets of all entities with respect to which an event has occurred which would otherwise have constituted an Event of Default under clause (f) or this clause (g) do not exceed $50,000,000 in the aggregate;

                (h) any ERISA Affiliate shall fail to pay when due (or in the case of an ERISA Affiliate acquired by the Company or a Subsidiary after the due date thereof, within 30 days after such ERISA Affiliate is so acquired) an amount or amounts aggregating in excess of $50,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any ERISA Affiliate, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more ERISA Affiliates to incur a current payment obligation in excess of $50,000,000;


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
                (i) final judgments or orders for the payment of money in excess of $50,000,000 in the aggregate (excluding amounts with respect to which a financially sound and reputable insurer has admitted liability) shall be rendered against the Company or any Subsidiary and such judgments or orders shall continue unsatisfied and unstayed for a period of 30 consecutive days; or

                (j) either (i) any person or group of persons (within the meaning of Section 13 or 14 of the Exchange Act) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the SEC under said Act) of 30% or more of the outstanding shares of Voting Stock of the Company; or (ii) during any period of 12 consecutive calendar months, commencing before or after the date of this Agreement, individuals who were directors of the Company on the first day of such period (the "INITIAL DIRECTORS") shall cease for any reason to constitute a majority of the board of directors of the Company unless the Persons replacing such individuals were nominated or elected by a majority of the directors (x) who were Initial Directors at the time of such nomination or election and/or (y) who were nominated or elected by a majority of directors who were Initial Directors at the time of such nomination or election;

then, and in every such event, the Administrative Agent shall (i) if requested by Banks having more than 51% in aggregate amount of the Commitments, by notice to the Company terminate the Commitments and they shall thereupon terminate, and
(ii) if requested by Banks holding Notes evidencing more than 51% in aggregate principal amount of the Loans, by notice to the Company declare the Notes (together with accrued interest thereon) to be, and the Notes shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company; provided that in the case of any of the Events of Default specified in clause
(f) or (g) above with respect to the Company, without any notice to the Company or any other act by the Administrative Agent or the Banks, the Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company.

        SECTION 6.2. Notice of Default. The Administrative Agent shall give notice to the Company under clause (b) of Section 6.01 promptly upon being requested to do so by the Required Banks and shall thereupon notify all the Banks thereof.


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
                                    ARTICLE 7

                            THE ADMINISTRATIVE AGENT

        SECTION 7.1. Appointment and Authorization. Each Bank irrevocably appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Notes as are delegated to the Administrative Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

        SECTION 7.2. Administrative Agent and Affiliates. Morgan Guaranty Trust Company of New York shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Administrative Agent, and Morgan Guaranty Trust Company of New York and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Company or any Subsidiary or affiliate of the Company as if it were not the Administrative Agent hereunder.

        SECTION 7.3. Action by Administrative Agent. The obligations of the Administrative Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article 6.

        SECTION 7.4. Consultation with Experts. The Administrative Agent may consult with legal counsel (who may be counsel for the Company), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

        SECTION 7.5. Liability of Administrative Agent. Neither the Administrative Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith (a) with the consent or at the request of the Required Banks or (b) in the absence of its own gross negligence or willful misconduct. Neither the Administrative Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Company; (iii) the satisfaction of any condition specified in

Article 3, except receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the Notes or any other instrument or writing furnished in connection herewith. The Administrative Agent shall not incur any liability by acting in good faith in reliance upon (A) any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties or (B) any notice given by telephone (pursuant to a specific provision herein authorizing notice to be given by the Company to the Administrative Agent by telephone (promptly confirmed by facsimile transmission)) believed in good faith by it to be given by the proper party. Without limiting the generality of the foregoing, the use of the term "AGENT" in this Agreement with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom and is intended to create or reflect only an administrative relationship between independent contracting parties.

        SECTION 7.6. Indemnification. The Banks shall, ratably in proportion to their Credit Exposures, indemnify the Administrative Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Company) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this Agreement or any action taken or omitted by such indemnitees hereunder.

        SECTION 7.7. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Administrative Agent, the Syndication Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Syndication Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

        SECTION 7.8. Successor Administrative Agent. The Administrative Agent may resign at any time by giving notice thereof to the Banks and the Company. Upon any such resignation, the Required Banks shall have the right to appoint a successor Administrative Agent; provided that (a) such successor Administrative Agent shall have, in its capacity as a Bank, a Commitment of not less than

$12,500,000 (reduced to reflect any reduction of the Commitments pursuant to Section 2.10) or, if the Commitments have been terminated, shall hold a corresponding portion of the Committed Loans then outstanding (if any) and (b) unless a Default shall have occurred and be continuing, such appointment shall not be effective without the consent of the Company, such consent not to be unreasonably withheld. If no successor Administrative Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent.

        SECTION 7.9. Administrative Agent's Fee. The Company shall pay to the Administrative Agent for its own account fees in the amounts and at the times previously agreed upon in writing between the Company and the Administrative Agent.

        SECTION 7.10. Syndication Agent. Nothing in this Agreement shall impose on the Syndication Agent, in its capacity as such, any duty or responsibility whatsoever.



                                    ARTICLE 8

                             CHANGE IN CIRCUMSTANCES

        SECTION 8.1. Basis for Determining Interest Rate Inadequate or Unfair . If on or prior to the first day of any Interest Period for any Fixed Rate
Borrowing:

                (a) the Administrative Agent is advised by the Reference Banks that deposits in dollars (in the applicable amounts) are not being offered to the Reference Banks in the relevant market for such Interest Period, or


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
                (b) in the case of a Committed Borrowing, Banks having 50% or more of the aggregate amount of the Commitments advise the Administrative Agent that the CD Rate or the Adjusted London Interbank Offered Rate, as the case may be, as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of funding their CD Loans or Euro-Dollar Loans, as the case may be, for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Company and the Banks, whereupon until the Administrative Agent notifies the Company that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make CD Loans or Euro-Dollar Loans, as the case may be, or to continue or convert outstanding Loans as or into CD Loans or Euro-Dollar Loans, as the case may be, shall be suspended and (ii) each outstanding CD Loan or Euro-Dollar Loan, as the case may be shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Company notifies the Administrative Agent at least two Domestic Business Days before the date of any affected Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, (i) if such affected Borrowing is a CD Borrowing or Euro-Dollar Borrowing, such Borrowing shall instead be made as a Base Rate Borrowing and (ii) if such affected Borrowing is a Money Market LIBOR Borrowing, the Money Market LIBOR Loans comprising such Borrowing shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the Base Rate for such day.

        SECTION 8.2. Illegality. If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks and the Company, whereupon until such Bank notifies the Company and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans, or to convert outstanding Loans into Euro-Dollar Loans or continue outstanding Loans as Euro-Dollar Loans, shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such notice is given, each Euro-Dollar Loan of such Bank then outstanding shall be converted to a Base Rate Loan either (a) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Bank may lawfully continue to maintain and fund such Loan as a Euro-Dollar Loan to such day or (b) immediately if such Bank shall determine that it may not lawfully continue to maintain and fund such Loan as a Euro-Dollar Loan to such day. Interest and principal on any such Base Rate Loan shall be payable on the same dates as, and on a pro rata basis with, the interest and principal payable on the related Euro-Dollar Loans of the other Banks.

        SECTION 8.3. Increased Cost and Reduced Return. (a) If on or after (x) the date hereof, in the case of any Committed Loan or any obligation to make Committed Loans or (y) the date of the related Money Market Quote, in the case of any Money Market Loan, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding
(i) with respect to any CD Loan any such requirement included in an applicable Domestic Reserve Percentage and (ii) with respect to any Euro-Dollar Loan any such requirement with respect to which such Bank is entitled to compensation during the relevant Interest Period under Section 2.16), special deposit, insurance assessment (excluding, with respect to any CD Loan, any such requirement reflected in an applicable Assessment Rate) or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Fixed Rate Loans, its Note or its obligation to make Fixed Rate Loans and the result of any of the foregoing is to increase the cost (excluding Taxes) to such Bank (or its Applicable Lending Office) of making or maintaining any Fixed Rate Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 60 days after demand by such Bank (with a copy to the Administrative Agent), the Company


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
shall pay to such Bank such additional amount or amounts (with interest if appropriate) as will compensate such Bank (subject to the limit in Section 8.05) for such increased cost or reduction.

        (b) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency (including any determination by any such authority, central bank or comparable agency that, for purposes of capital adequacy requirements, the Commitments hereunder do not constitute commitments with an original maturity of one year or less), has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 60 days after demand by such Bank (with a copy to the Administrative Agent), the Company shall pay to such Bank such additional amount or amounts (with interest if appropriate) as will compensate such Bank or its Parent (subject to the limit in
Section 8.05) for such reduction.

        (c) Each Bank will promptly notify the Company and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall show in reasonable detail the basis for calculating such amount or amounts and shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

        SECTION 8.4. Taxes. (a) For purposes of this Section 8.04, the following terms have the following meanings:

        "TAXES" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings with respect to any payment by the Company pursuant to this Agreement or under any Note, and all liabilities with respect thereto, excluding (i) in the case of each Bank and the Administrative Agent, taxes imposed on or measured by its net income (including franchise or similar taxes) imposed on it, by a jurisdiction (or any political subdivision of any such jurisdiction) under the laws of which such Bank or the Administrative Agent (as the case may be) is organized or in which its principal executive office is located or, in the case of each Bank, in which its Applicable Lending Office is located or in which it is subject to such taxes by reason of an office or other property of such Bank in such jurisdiction unrelated to the transaction contemplated by this Agreement and (ii) in the case of each Bank, any United States withholding tax imposed on such payments, but not excluding any portion of such tax that exceeds the United States withholding tax which would have been imposed on such a payment to such Bank under the laws and treaties in effect when such Bank first becomes a party to this Agreement.

        "OTHER TAXES" means any present or future stamp or documentary taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or under any Note or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Agreement or any Note.

        (b) All payments by the Company to or for the account of any Bank or the Administrative Agent hereunder or under any Note shall be made without deduction for any Taxes or Other Taxes; provided that, if the Company shall be required by law to deduct any Taxes or Other Taxes from any such payments, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8.04) such Bank or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Company shall make such deductions, (iii) the Company shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Company shall furnish to the Administrative Agent, at its address specified in or pursuant to
Section 9.01, the original or a certified copy of a receipt evidencing payment thereof.

        (c) The Company agrees to indemnify each Bank and the Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 8.04) paid by such Bank or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification (with interest if appropriate) shall be paid within 60 days after such Bank or the Administrative


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
Agent (as the case may be) makes demand therefor.

        (d) Each Bank organized under the laws of a jurisdiction outside the United States, before it signs and delivers this Agreement in the case of each Bank listed on the signature pages hereof and before it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Company (but only so long as such Bank remains lawfully able to do so), shall provide the Company and the Administrative Agent with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which exempts such Bank from United States withholding tax or reduces the rate of withholding tax on payments of interest for the account of such Bank or certifying that the income receivable by it pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States.

        (e) For any period with respect to which a Bank has failed to provide the Borrower or the Agent with the appropriate form referred to in Section 8.04(d) (unless such failure is due to a change in treaty, law or regulation occurring after the date on which such form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 8.04(b) or 8.04(c) with respect to Taxes imposed by the United States; provided, that if a Bank, which is otherwise exempt from or subject to a reduced rate of United States withholding tax, becomes subject to such withholding tax because of its failure to deliver a form required hereunder, the Company shall take such steps as such Bank shall reasonably request to assist such Bank to recover such withholding tax unless in the judgment of the Company, such assistance would be otherwise disadvantageous to the Company.

        (f) If the Company is required to pay additional amounts to or for the account of any Bank pursuant to this Section 8.04, as a result of a change in law or treaty occurring after such Bank first became a party to this Agreement, then such Bank will change the jurisdiction of its Applicable Lending Office if, in the judgment of such Bank, such change (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not otherwise disadvantageous to such Bank.

        SECTION 8.5. Limitations on Amounts Due under Section 8.03. If any Bank fails to give the Company any prompt notice required by Section 8.03(c), the Company shall not be required to indemnify and compensate such Bank or the Administrative Agent under Section 8.03 for any amounts attributable to the event or factual circumstance required to be disclosed in such notice and arising during or with respect to any period ending more than 90 days before notice thereof has been delivered to the Company; provided that this Section shall in no way limit the right of any Bank or the Administrative Agent to demand or receive compensation to the extent that such compensation relates to any law, rule, regulation, interpretation, administration, request or directive (or any change therein) which by its terms has retroactive application if such notice is given within 90 days after the date of enactment or effectiveness of such retroactive law, rule, regulation, interpretation, administration, request or directive (or change therein).

        SECTION 8.6. Base Rate Loans Substituted for Affected Fixed Rate Loans. If (i) the obligation of any Bank to make, or to continue or convert outstanding Loans as or to, Euro-Dollar Loans has been suspended pursuant to Section 8.02 or
(ii) any Bank has demanded compensation under Section 8.03 or 8.04 with respect to its CD Loans or Euro-Dollar Loans, and in any such case the Company shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Company that the circumstances giving rise to such suspension or demand for compensation no longer exist:

        (a) all Loans which would otherwise be made by such Bank as (or continued or converted to) CD Loans or Euro-Dollar Loans, as the case may be, shall instead be Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related CD Loans or Euro-Dollar Loans of the other Banks), and

        (b) if such Bank notifies the Company that the circumstances giving rise to such suspension or demand for compensation no longer exist, the principal amount of each such Base Rate Loan shall be converted into a CD Loan or Euro-Dollar Loan, as the case may be, on the first day of the next succeeding Interest Period applicable to the related CD Loans or Euro-Dollar Loans of the other Banks.

        SECTION 8.7. Substitution of Bank. If (i) the obligation of any Bank to make Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03 or Section 8.04, the Company shall have the right, with the assistance of the Administrative Agent, to seek a mutually satisfactory substitute bank or banks (which may be one or more of the Banks) to purchase the Note and assume the Commitment of such Bank.

                                    ARTICLE 9

                                  MISCELLANEOUS

        SECTION 9.1. Notices. Except for notices given by telephone pursuant to a specific provision herein authorizing notice by telephone (promptly confirmed by facsimile transmission), all notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Company or the Administrative Agent, at its address, facsimile number or telex number set forth on the signature pages hereof, (y) in the case of any Bank, at its address, facsimile number or telex number set forth in its Administrative Questionnaire or (z) in the case of any party, such other address, facsimile number or telex number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Company. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (iii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iv) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent under Article 2 or Article 8 shall not be effective until received.

        SECTION 9.2. No Waivers. No failure or delay by the Administrative Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

        SECTION 9.3. Expenses; Indemnification. (a) The Company shall pay (i) all out-of-pocket expenses of the Administrative Agent, including reasonable fees and disbursements of special counsel for the Administrative Agent, in connection with the preparation of this Agreement (subject to any limits agreed upon in writing by the Company and the Administrative Agent), any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Administrative Agent and each Bank, including (without duplication) the reasonable fees and disbursements of outside counsel and the allocated cost of inside counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

        (b) The Company agrees to indemnify the Administrative Agent and each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "INDEMNITEE") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of outside counsel and the allocated cost of inside counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder; provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct.

        SECTION 9.4. Sharing of Set-Offs. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks shall be shared by the Banks pro rata; provided that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Company other than its indebtedness hereunder.

        SECTION 9.5. Amendments and Waivers. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and the Required Banks (and, if the rights or duties of the Administrative Agent are affected thereby, by the Administrative Agent); provided that no such amendment or waiver shall, unless signed by all the Banks, (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for the termination of any Commitment or (iv) amend this Section 9.05 or change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement.

        SECTION 9.6. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.

        (b) Any Bank may at any time grant to one or more banks or other institutions (each a "PARTICIPANT") participating interests in its Commitment or any or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Company and the Administrative Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Company and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Company hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii) or (iii) of Section 9.05 without the consent of the Participant. The Company agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article 8 with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

        (c) Any Bank may at any time assign to one or more banks or other institutions (each an "ASSIGNEE") all, or a proportionate part (equivalent to an initial Commitment of not less than $5,000,000) of all, of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit H hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Company, which shall not be unreasonably withheld, and the Administrative Agent; provided that if an Assignee is an affiliate of such transferor Bank or was a Bank immediately prior to such assignment, no such consent shall be required; and provided further that such assignment may, but need not, include rights of the transferor Bank in respect of outstanding Money

Market Loans. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection
(c), the transferor Bank, the Administrative Agent and the Company shall make appropriate arrangements so that, if required, a new Note is issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Administrative Agent an administrative fee for processing such assignment in the amount of $2,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Company and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.04.

        (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note (i) directly to a Federal Reserve Bank or (ii) to an affiliate of such Bank which in turn assigns such rights to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

        (e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.03 or 8.04 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Company's prior written consent or by reason of the provisions of Section 8.02, 8.03 or 8.04 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

        SECTION 9.7. No Reliance on Margin Stock. Each of the Banks represents to the Administrative Agent and each of the other Banks that it in good faith is not relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

        SECTION 9.8. Governing Law; Submission to Jurisdiction. This Agreement and each Note shall be governed by and construed in accordance with the laws of the State of New York. The Company hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

        SECTION 9.9. Counterparts; Integration. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof (except the written limits referred to in Section 9.03(a)(i)).

        SECTION 9.10. Confidentiality. Each Bank and the Administrative Agent agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with safe and sound banking practices, any non-public information supplied to it by the Company pursuant to this Agreement after such information is identified by the Company as being confidential, provided that nothing herein shall limit the disclosure of any such information
(i) to the extent required by statute, rule, regulation or, judicial process, provided that the Company is given prompt written notice (to the extent permitted by law) that such disclosure is required, (ii) to counsel for any of the Banks or the Administrative Agent, (iii) to bank examiners, auditors or accountants, (iv) in connection with any litigation to which any one or more of the Banks is a party, provided that the Company has been given prompt prior written notice (to the extent permitted by law) of such proposed disclosure or
(v) to any Assignee or Participant (or prospective Assignee or Participant) so long as such Assignee or Participant (or Prospective Assignee or Participant) agrees in writing to be bound by the terms of this Section 9.10.

        SECTION 9.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    APPLIED MATERIALS, INC.


                                    By   /s/ Nancy H. Handel
                                      -------------------------------
                                        Title: Vice President,
                                               Global Finance and Treasurer


                                    By   /s/ Joseph R. Bronson
                                      -------------------------------
                                        Title: Senior Vice President,
                                               Office of the President,
                                               and Chief Financial Officer

                                    3050 Bowers Avenue, M/S 2036
                                    Santa Clara, California  95054
                                    Attention: Robert Friess
                                    Facsimile number: (408) 986-7825



                                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                    By   /s/ Kathryn Sayko-Yanes
                                      -------------------------------
                                        Title: Vice President


                                    CITICORP USA, INC.


                                    By   /s/ Avrum M. Spiegel
                                      -------------------------------
                                        Title: Vice President

                                    BANK OF AMERICA NT & SA


                                    By   /s/ Roger J. Fleischmann, Jr.
                                      -------------------------------
                                        Title: Vice President




                                    DEUTSCHE BANK AG, NEW YORK
                                    AND/OR CAYMAN ISLANDS BRANCHES


                                    By   /s/ Andre Heitbaum
                                      -------------------------------
                                        Title: Associate


                                    By   /s/ Belinda J. Wheeler
                                      -------------------------------
                                        Title: Vice President


                                    MELLON BANK, N.A.


                                    By   /s/ Edwin H. Wiest
                                      -------------------------------
                                        Title: First Vice President



                                    THE BANK OF NEW YORK


                                    By   /s/ Elizabeth T. Ying
                                      -------------------------------
                                        Title: Vice President
                                    BANQUE NATIONALE DE PARIS


                                    By   /s/ Rafael C. Lumanlan
                                      -------------------------------
                                        Title: Vice President

                                    By   /s/ Charles H. Day
                                      -------------------------------
                                        Title: Assistant Vice President



                                    CREDIT SUISSE FIRST BOSTON


                                    By   /s/ Robert N. Finney
                                      -------------------------------
                                        Title: Managing Director


                                    By   /s/ Thomas G. Muoio
                                      -------------------------------
                                        Title: Vice President


                                    KEYBANK NATIONAL ASSOCIATION


                                    By   /s/ Mary K. Young
                                      -------------------------------
                                        Title: Commercial Banking Officer



                                    UNION BANK OF CALIFORNIA, N.A.


                                    By   /s/ Glenn Leyrer
                                      -------------------------------
                                        Title: Assistant Vice President

                                    MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK, as
                                        Administrative Agent


                                    By   /s/ Kathryn Sayko-Yanes
                                      -------------------------------
                                        Title: Vice President

                                    60 Wall Street

                                    New York, New York 10260-0060
                                    Attention: Kathryn Sayko-Yanes
                                    Telex number: 177615
                                    Facsimile number: (212) 648-5014



                                    CITICORP SECURITIES, INC., as
                                        Syndication Agent


                                    By   /s/ Steve Victorin
                                      -------------------------------
                                        Title: Managing Director

                               COMMITMENT SCHEDULE


Name of Bank                                                         Commitment
                                                                    ------------
Morgan Guaranty Trust Company                                       $ 32,500,000
of New York

Citicorp USA, Inc.                                                  $ 32,500,000

Bank of America NT & SA                                             $ 26,250,000

Deutsche Bank AG, New York                                          $ 26,250,000
and/or Cayman Islands Branches

Mellon Bank, N.A                                                    $ 26,250,000

The Bank of New York                                                $ 21,250,000

Banque Nationale de Paris                                           $ 21,250,000

Credit Suisse First Boston                                          $ 21,250,000

Key Bank National Association                                       $ 21,250,000

Union Bank of California, N.A                                       $ 21,250,000
                                                                    ------------
                          Total                                     $250,000,000
                                                                    ============

                                                                       EXHIBIT A
                                      NOTE
                           (364-DAY CREDIT AGREEMENT)

                                                              New York, New York
                                                                  March 13, 1998

        For value received, Applied Materials, Inc., a Delaware corporation (the "COMPANY"), promises to pay to the order of ___________________________ (the "BANK"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Company pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Company promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

        All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that any failure of the Bank to make (or any error in making) any such recordation or endorsement shall not affect the obligations of the Company hereunder or under the Credit Agreement.

        This note is one of the Notes referred to in the 364-Day Credit Agreement dated as of March 13, 1998 among the Company, the banks party thereto, Morgan Guaranty Trust Company of New York, as Documentation Agent and Administrative Agent, and Citicorp Securities, Inc., as Syndication Agent (as the same may be amended from time to time, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement are used herein with the same meanings.

Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                    APPLIED MATERIALS, INC.


                                    By
                                      -------------------------------
                                      Title:


                                    By
                                      -------------------------------
                                      Title:

                         LOANS AND PAYMENTS OF PRINCIPAL


-------------------------------------------------------------------------------
                                    AMOUNT OF
          AMOUNT OF     TYPE OF     PRINCIPAL     MATURITY       NOTATION MADE
DATE        LOAN         LOAN        REPAID         DATE              BY
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                       EXHIBIT B

                       FORM OF MONEY MARKET QUOTE REQUEST
                           (364-DAY CREDIT AGREEMENT)

                                     [Date]

To:       Morgan Guaranty Trust Company of New York, as Administrative Agent

From:     Applied Materials, Inc. (the "COMPANY")

Re: 364-Day Credit Agreement (the "CREDIT AGREEMENT") dated as of March 13, 1998 among the Company, the Banks party thereto, Morgan Guaranty Trust Company of New York, as Documentation Agent and Administrative Agent, and Citicorp Securities, Inc., as Syndication Agent.

        We hereby give notice pursuant to Section 2.03 of the Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):

Date of Borrowing:____________________________

PRINCIPAL AMOUNT(1)                           INTEREST PERIOD(2)

$

        Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered

--------
(1)     Amount must be $5,000,000 or a larger multiple of $1,000,000.

(2) Not less than one month (LIBOR Auction) or not less than 7 days (Absolute Rate Auction), subject to the provisions of the definition of Interest Period.

Rate.](1)

        Terms used herein have the meanings assigned to them in the Credit Agreement.

                                    APPLIED MATERIALS, INC.


                                    By
                                      -------------------------------
                                      Title:


                                    By
                                      -------------------------------
                                      Title:


--------


(1)     Insert if offers of Money Market Margins are requested.

                                                                       EXHIBIT C

                   FORM OF INVITATION FOR MONEY MARKET QUOTES
                           (364-DAY CREDIT AGREEMENT)


To:       [Name of Bank]

Re:       Invitation for Money Market Quotes to Applied Materials, Inc. (the
          "COMPANY")


        Pursuant to Section 2.03 of the 364-Day Credit Agreement dated as of March 13, 1998 among the Company, the Banks party thereto, the undersigned, as Documentation Agent and Administrative Agent, and Citicorp Securities, Inc., as Syndication Agent, we are pleased on behalf of the Company to invite you to submit Money Market Quotes to the Company for the following proposed Money Market Borrowing(s):

Date of Borrowing:__________________________

PRINCIPAL AMOUNT                            INTEREST PERIOD

$

        Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

        Please respond to this invitation by no later than [2:00 P.M.] [10:15 A.M.] (New York City time) on [date].

                                  MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                        as Administrative Agent


                                    By
                                      -------------------------------
                                      Authorized Officer

                                                                       EXHIBIT D

                           FORM OF MONEY MARKET QUOTE
                           (364-DAY CREDIT AGREEMENT)


To:       Morgan Guaranty Trust Company of New York, as Administrative Agent

Re:       Money Market Quote to Applied Materials, Inc. (the "COMPANY")

        In response to your invitation on behalf of the Company dated _____________, ____, we hereby make the following Money Market Quote on the following terms:

  1.  Quoting Bank:  ________________________________

  2.  Person to contact at Quoting Bank: _____________________________

  3.  Date of Borrowing: ____________________(1)

  4. We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:

     Principal            Interest          Money Market      [Absolute Rate](3)
      Amount(2)           Period(1)          [Margin](2)

--------
(1)     As specified in the related Invitation.

(2) Principal amount bid for each Interest Period may not exceed principal amount requested. Specify aggregate limitation if the sum of the individual offers exceeds the amount the Bank is willing to lend. Bids must be made for $5,000,000 or a larger multiple of $1,000,000.

$

$

--------
(1) Not less than one month or not less than 7 days, as specified in the related Invitation. No more than five bids are permitted for each Interest Period.

(2) Margin over or under the London Interbank Offered Rate determined for the applicable Interest Period. Specify percentage (to the nearest 1/10,000 of 1%) and specify whether "PLUS" or "MINUS".

(3)     Specify rate of interest per annum (to the nearest 1/10,000 of 1%).

        [Provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed $_________.](1)

        We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the 364-Day Credit Agreement dated as of March 13, 1998 among the Company, the Banks party thereto, yourselves, as Documentation Agent and Administrative Agent, and Citicorp Securities, Inc., as Syndication Agent, irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) are accepted, in whole or in part.

                                    Very truly yours,

                                    [NAME OF BANK]


Dated:                              By
                                       -------------------------------
                                        Authorized Officer




--------
(1) Principal amount bid for each Interest Period may not exceed principal amount requested. Specify aggregate limitation if the sum of the individual offers exceeds the amount the Bank is willing to lend. Bids must be made for $5,000,000 or a larger multiple of $1,000,000.

                                                                       EXHIBIT E

                          OPINION OF MANAGING DIRECTOR,
                          LEGAL AFFAIRS OF THE COMPANY

To the Banks and the Administrative Agent
Referred to Below
c/o Morgan Guaranty Trust Company
         of New York, as Administrative Agent
60 Wall Street
New York, New York  10260

Ladies and Gentlemen:

                          Re: 364-Day Credit Agreement

        I am the Managing Director, Legal Affairs of Applied Materials, Inc. (the "COMPANY") and have acted as its counsel in connection with the execution and delivery of that certain 364-Day Credit Agreement (the "CREDIT AGREEMENT") dated as of March 13, 1998 among the Company, the Banks signatory thereto, Morgan Guaranty Trust Company of New York, as Documentation Agent and Administrative Agent, and Citicorp Securities, Inc., as Syndication Agent. Except as otherwise defined herein, all terms used herein and defined in the Credit Agreement or any agreement delivered thereunder shall have the meanings assigned to them therein.

        In connection with this opinion, I have examined executed copies of the Credit Agreement and the Notes and such other documents, records, agreements and certificates as I have deemed appropriate. I have also reviewed such matters of law as I have considered relevant for the purpose of this opinion.

        Based upon the foregoing, I am of the opinion that:

        1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and authority to own its assets and to transact the business in which it is now engaged or proposes to be engaged.

        2. The execution, delivery and performance by the Company of this Agreement and the Notes are within the Company's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Company or, to the best of my knowledge, of (i) any judgment, injunction, order or decree, or (ii) any material agreement or other material instrument binding upon the Company, or result in the creation or imposition of any Lien on any asset of the Company.

        3. To the best of my knowledge, except as set forth under the heading "LEGAL PROCEEDINGS" in the Company's 1997 Form 10-K, there are no pending or threatened actions, suits or proceedings against or affecting the Company or any of its Subsidiaries before any court, governmental agency or arbitrator in which there is a reasonable possibility of an adverse determination which would have a Material Adverse Effect, or which in any manner draws into question the validity of the Credit Agreement or the Notes.

CERTAIN ASSUMPTIONS

        With your permission I have assumed the following: (a) the authenticity of original documents and the genuineness of all signatures; (b) the conformity to the originals of all documents submitted to me as copies and the truth, accuracy, and completeness of the information, representations and warranties contained in the records, documents, instruments and certificates I have reviewed; and (c) the absence of any evidence extrinsic to the provisions of the written agreements between the parties that the parties intended a meaning contrary to that expressed by those provisions.

CERTAIN LIMITATIONS AND QUALIFICATIONS

        I express no opinion as to laws other than laws of the State of California, the federal law of the United States of America and the General Corporation Law of the State of Delaware. I am licensed to practice law only in the State of California.

        The phrase "TO THE BEST OF MY KNOWLEDGE" is intended to indicate that, during the course of the performance of my duties as Managing Director, Legal Affairs, of the Company, no information that would give me current actual knowledge of the inaccuracy of such statement has come to my attention.

USE OF OPINION

        This opinion is solely for your benefit (and the benefit of any Assignee which becomes a Bank pursuant to Section 9.06(c) of the Credit Agreement) in connection with the transaction covered by the first paragraph of this letter and may not be relied upon, used, circulated, quoted or referred to, nor may copies hereof be delivered to, any other person without my prior written approval. I disclaim any obligation to update this opinion for events occurring or coming to my attention after the date hereof.

                                    Very truly yours,


                                    Barry Quan
                                    Managing Director, Legal Affairs

                                                                       EXHIBIT F

                 OPINION OF ORRICK, HERRINGTON & SUTCLIFFE LLP,
                         SPECIAL COUNSEL FOR THE COMPANY


To the Banks and the Administrative Agent
Referred to Below
c/o Morgan Guaranty Trust Company
         of New York, as Administrative Agent
60 Wall Street
New York, New York  10260

Ladies and Gentlemen:

                          Re: 364-Day Credit Agreement

        We have acted as counsel to Applied Materials, Inc., a Delaware corporation (the "COMPANY") in connection with that certain 364-Day Credit Agreement (the "AGREEMENT") dated as of March 13, 1998 among the Company, the banks signatory thereto (the "BANKS"), Morgan Guaranty Trust Company of New York, as Documentation Agent and Administrative Agent, and Citicorp Securities, Inc., as Syndication Agent. The capitalized terms herein are used as defined in the Agreement.

        In this regard, we have examined executed originals or copies of the following, copies of which have been delivered to you:

               (a) The Agreement; and

               (b) The Notes.

        Based upon such examination and having regard for legal considerations which we deem relevant, we are of the opinion that the Agreement is and, when delivered under the Agreement, each Note will be, the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms.

        With your permission we have assumed the following: (a) authenticity of original documents and the genuineness of all signatures; (b) the conformity to the originals of all documents submitted to us as copies; (c) the truth, accuracy, and completeness of the information, representations and warranties contained in the records, documents, instruments and certificates we have reviewed; (d) that the documents referred to herein were duly authorized, executed and delivered on behalf of the respective parties thereto and, other than with respect to the Company, are legal, valid, and binding obligations of such parties; (e) the compliance by you with any applicable requirements to file returns and pay taxes under the California Franchise Tax Law; (f) the Administrative Agent and the Banks are exempt from the California usury law; (g) the compliance by you with any state or federal laws or regulations applicable to you in connection with the transactions described in the Agreement and the Notes; and (h) the absence of any evidence extrinsic to the provisions of the written agreements between the parties that the parties intended a meaning contrary to that expressed by those provisions.

        We express no opinion as to (a) matters of law in jurisdictions other than the State of California and the United States or (b) the enforceability under California law of a choice of law provision in the documents described herein. With your permission, we have assumed for the purpose of rendering this opinion that the laws of the State of California govern the transaction, notwithstanding that the Agreement and the Notes state that they are to be governed by New York law.

        Our opinion that any document is legal, valid, binding, or enforceable in accordance with its terms is qualified as to:

                (a) limitations imposed by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium, or other laws relating to or affecting the enforcement of creditors' rights generally;

                (b) general principles of equity, including without limitation concepts of mutuality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether such enforceability is considered in a proceeding in equity or at law;

                (c) the possibility that certain covenants and provisions for the acceleration of the maturity of the Notes may not be enforceable if enforcement would be unreasonable under the then existing circumstances, but in our opinion acceleration would be available if an event of default occurred as a result of a material breach of a material covenant;

                (d) the unenforceability under certain circumstances of provisions imposing penalties, forfeiture, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of any event of default;

                (e) rights to indemnification and contribution which may be limited by applicable law and equitable principles; and

                (f) the unenforceability under certain circumstances of provisions expressly or by implication waiving broadly or vaguely stated rights (including, without limitation, waivers of any objection to venue and forum non conveniens and the right to a jury trial), the benefits of statutory constitutional provisions, unknown future rights, and defenses to obligations or rights granted by law, where such waivers are against public policy or prohibited by law.

        We note that you are receiving of even date herewith the opinion of Barry Quan, Managing Director, Legal Affairs of the Company, as to certain matters relating to the Company. We have made no independent examination of such matters. We note for your information that Donald A. Slichter, the Secretary of the Company, is a partner in our firm.

        This opinion is solely for your benefit (and the benefit of the Banks which become parties to the Agreement as Assignees under Section 9.06(c) of the Agreement) in connection with the transaction covered by the first paragraph of this letter and may not be relied upon, used, circulated, quoted or referred to by, nor may copies hereof be delivered to, any other person without our prior written approval. We disclaim any obligation to update this opinion letter for events occurring or coming to our attention after the date hereof.

                                Very truly yours,


                                ORRICK, HERRINGTON & SUTCLIFFE LLP

                                                                       EXHIBIT G

                        OPINION OF DAVIS POLK & WARDWELL,
                  SPECIAL COUNSEL FOR THE ADMINISTRATIVE AGENT


To the Banks and the Administrative Agent
Referred to Below
c/o Morgan Guaranty Trust Company
         of New York, as Administrative Agent
60 Wall Street
New York, New York  10260

Dear Sirs:

                          Re: 364-Day Credit Agreement

        We have participated in the preparation of the 364-Day Credit Agreement (the "CREDIT AGREEMENT") dated as of March 13, 1998 among Applied Materials, Inc., a Delaware corporation (the "COMPANY"), the banks listed on the signature pages thereof (the "BANKS"), Morgan Guaranty Trust Company of New York, as Documentation Agent and Administrative Agent, and Citicorp Securities, Inc., as Syndication Agent, and have acted as special counsel for Morgan Guaranty Trust Company of New York in its capacity as Administrative Agent (the "ADMINISTRATIVE AGENT") for the purpose of rendering this opinion pursuant to Section 3.01(e) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

        We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

        Upon the basis of the foregoing, we are of the opinion that:

        1. The execution, delivery and performance by the Company of the Credit Agreement and the Notes are within the Company's corporate powers and have been duly authorized by all necessary corporate action.

        2. The Credit Agreement constitutes a valid and binding agreement of the Company and each Note constitutes a valid and binding obligation of the Company, in each case enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

        We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York, the federal laws of the United States of America and the General Corporation Law of the State of Delaware. In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Bank is located which limits the rate of interest that such Bank may charge or collect.

        This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent.

                                    Very truly yours,

                                                                       EXHIBIT H

                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                           (364-DAY CREDIT AGREEMENT)

        AGREEMENT dated as of _________, 19__ among [ASSIGNOR] (the "Assignor"), and [ASSIGNEE] (the "ASSIGNEE").

                               W I T N E S S E T H

        WHEREAS, this Assignment and Assumption Agreement (the "AGREEMENT") relates to the 364-Day Credit Agreement dated as of March 13, 1998 among the Company, the Assignor and the other Banks party thereto, Morgan Guaranty Trust Company of New York, as Documentation Agent and Administrative Agent, and Citicorp Securities, Inc., as Syndication Agent (as amended from time to time, the "CREDIT AGREEMENT");

        WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans to the Company in an aggregate principal amount at any time outstanding not to exceed $__________;

        WHEREAS, Committed Loans made to the Company by the Assignor under the Credit Agreement in the aggregate principal amount of $__________ are outstanding at the date hereof; and

        WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $__________ (the "ASSIGNED AMOUNT"), together with a corresponding portion of its outstanding Committed Loans, and the Assignee proposes to accept such assignment and assume the corresponding obligations from the Assignor under the Credit Agreement;

        NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

        SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

        SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount and a corresponding portion of each of its outstanding Committed Loans, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the

Credit Agreement to the extent of the Assigned Amount. Upon the execution and delivery hereof by the Assignor and the Assignee, [and the execution of the consent attached hereto by the Company and the Administrative Agent](1), and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount and acquire the rights of the Assignor with respect to a corresponding portion of each of its outstanding Committed Loans, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by the Assigned Amount and the Assignor shall be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

        SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them.(2) Facility Fees accrued before the date hereof are for the account of the Assignor and such fees accruing on and after the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

        [SECTION 4. Consent of the Company and the Administrative Agent. This Agreement is conditioned upon the consent of the Company and the Administrative Agent pursuant to Section 9.06(c) of the Credit Agreement.](3)

        [SECTION 5. Note. Pursuant to Section 9.06(c) of the Credit Agreement the Company agrees to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.]

        SECTION 6. Non-Reliance on Assignor. The Assignor makes no


--------
(1)     Delete if consent is not required.

(2) Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

(3)     Delete if consent is not required.

representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Company, or the validity and enforceability of the obligations of the Company in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Company.

        SECTION 7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        SECTION 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                    [ASSIGNEE]


                                    By
                                      -------------------------------
                                      Title:


                                    [ASSIGNOR]


                                    By
                                      -------------------------------
                                      Title:

[The undersigned consent to the foregoing assignment.


                                    APPLIED MATERIALS, INC.


                                    By
                                      -------------------------------
                                      Title:


                                    By
                                      -------------------------------
                                      Title:


                                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                        as Administrative Agent


                                    By
                                      -------------------------------
                                      Title:      ]

                                                                       EXHIBIT I

                    RESTRICTED AND UNRESTRICTED SUBSIDIARIES

1. Restricted Subsidiaries:

                                                           PERCENTAGE OF VOTING STOCK
                                       JURISDICTION OF    OWNED DIRECTLY OR INDIRECTLY
NAME OF SUBSIDIARY                      INCORPORATION           BY THE COMPANY
------------------                      -------------           --------------
Applied Materials Japan, Inc........        Japan                    100%

Applied Materials Asia-Pacific, Ltd.       Delaware                  100%

Applied Materials Korea, Ltd........        Korea                    100%

Applied Materials Taiwan, Ltd.......        Taiwan                   100%

Applied Materials Europe BV.........     Netherlands                 100%

Applied Materials Ltd...............       England                   100%

Applied Materials France SARL               France                   100%

Applied Materials GmbH                     Germany                   100%

Applied Materials (Holdings)........      California                 100%

Applied Implant Technology, Ltd.....      California                 100%

Applied Materials International BV..     Netherlands                 100%

Applied Materials (Israel) Ltd......        Israel                   100%

Applied Materials China, Ltd........      Hong Kong                  100%

AMAT (Thailand) Limited.............       Thailand                  100%

Opal, Inc...........................        Israel                   100%

Opal Technologies Ltd...............       Germany                   100%

Integrated Circuit Testing GmbH (ICT)      Germany                   100%

Orbot Instruments, Inc..............       Delaware                  100%

Orbot Instruments Pacific, Ltd......      Hong Kong                  100%

Applied Materials South East Asia         Singapore                  100%
Pte. Ltd............................

Applied Materials (AMSEA) Sdn Bhd...       Malaysia                  100%

Applied Materials China Tianjin Co.,         PRC                     100%
Ltd.................................

                                                           PERCENTAGE OF VOTING STOCK
                                       JURISDICTION OF    OWNED DIRECTLY OR INDIRECTLY
NAME OF SUBSIDIARY                      INCORPORATION           BY THE COMPANY
------------------                      -------------           --------------
Applied Materials Italy Srl.........        Italy                    100%

Applied Materials Belgium S.A.......       Belgium                   100%

Applied Materials Israel Services,          Israel                   100%
(1994) Ltd..........................

2.      UNRESTRICTED SUBSIDIARIES:


                                                           PERCENTAGE OF VOTING STOCK
                                       JURISDICTION OF    OWNED DIRECTLY OR INDIRECTLY
NAME OF SUBSIDIARY                      INCORPORATION           BY THE COMPANY
------------------                      -------------           --------------
Applied Materials Ireland Ltd.......       Ireland                   100%

Applied Materials Sweden AB.........        Sweden                   100%

Applied Acquisition Subsidiary......      California                 100%

Applied Materials International, Inc.     California                 100%

                                                                       EXHIBIT J

                      EXISTING LIENS AS OF JANUARY 25, 1998



                                                            -------------------
-------------------                                         AGGREGATE AMOUNT OF
DESCRIPTION OF LIEN                                             SECURED BY
T/C Land and "KOJOZAIDAN" held by Bank of                      $45,358,846
Tokyo-Mitsubishi, Japan Development Bank, Sanwa
Bank and Nippon Life Insurance Company.
Kojozaidan is a registered lien placed upon the
factory foundation at Narita Technology Center.
The factory foundation is the collection of
land, buildings and machinery capital equipment
as one registered asset.

                                                                       EXHIBIT K

                          SPECIAL UNENCUMBERED PROPERTY


--------                                ------------------------------------                      ------
PROPERTY                                APPROXIMATE PROPERTY/USE DESCRIPTION                      SQ. Ft
3050 Bowers Avenue                      Office, Engineering & R&D use.                            84,300
Santa Clara, CA Bldg. #1

3100 Bowers Avenue                      Two story steel frame H-6 occupancy building used        104,900
Santa Clara, CA                         for product and technology development.
Bldg. #2

3300 Scott Boulevard                    Office, Manufacturing and Clean Room.                     60,100
Santa Clara, CA
Bldg. #3

3090 Bowers Ave.                        One story cafeteria with kitchen facility.                15,600
Santa Clara, CA
Cafeteria

3070 Bowers Ave.                        Two level concrete reinforced 400 car capacity           136,000
Santa Clara, CA                         parking platform.
Garage

3225 Oakmead Village                    Three story steel frame B-2 occupancy administrative      96,600
Drive building                          situated at the intersection of Oakmead Village
Santa Clara, CA Bldg. #12               Parkway and Central Expressway.


Austin Campus                           Manufacturing, Office, Warehouse and Cafeteria.          168,000
9700 Hwy. 290 E Bldg. #32
Austin, TX

Austin Campus                           Manufacturing, Office and Shipping Dock                  194,000
9700 Hwy. 290 E Bldg. #31
Austin, TX

Austin Campus                           Manufacturing and Office                                 204,000
9700 Hwy. 290 E Bldg. #33
Austin. TX

                           CROSS-REFERENCE TARGET LIST

            NOTE: DUE TO THE NUMBER OF TARGETS SOME TARGET NAMES MAY
                    NOT APPEAR IN THE TARGET PULL-DOWN LIST.
              (This list is for the use of the wordprocessor only,
             is not a part of this document and may be discarded.)

ARTICLE/SECTION                TARGET NAME    ARTICLE/SECTION                 TARGET NAME
===============                ===========    ===============                 ===========
1                          art.definitions    5.06                   rest.unrest.subsids
1.01                           definitions    5.06(b)                  bd.desig.rest.sub
1.02                         types.of.borr    5.07                     consolids.mergers
                                              5.08                       use.of.proceeds
2                              art.credits    5.10                                  debt
2.01                        commit.to.lend    5.11                            neg.pledge
2.02                  notice.of.comm.brwng    5.11(a)                      prop.tx.liens
2.03                       mon.mark.brwngs    5.11(g)                liens.to.sec.pp.pmt
2.03(d)                subm.mon.mrk.quotes    5.11(h)            liens.sl.trans.acct.rcv
2.03(d)(i)               each.bank.submits    5.11(j)                  liens.inc.add.dbt
2.03(d)(ii)               mon.market.quote    5.12                   cons.tang.net.worth
2.03(d)(iii)                any.mon.market
2.03(f)                     accept.by.comp    6                             art.defaults
2.04                       notice.to.banks    6.01                     events.of.default
2.04(a)                    rec.notc.borrow    6.02                     notice.of.default
2.05                                 notes
2.06                        matur.of.loans    7                                art.agent
2.07                        interest.rates    7.01                          appoint.auth
2.07(b)                   int.prin.cd.loan    7.02                             agt.affil
2.07(c)            int.prin.euro.doll.loan    7.04                        consult.exprts
2.07(d)              int.od.euro.doll.loan    7.05                         agt.liability
2.08                     meth.elect.ir.sec    7.06                                 indem
2.08(a)                      incl.comm.bor    7.07                       credit.decision
2.08(c)                       cont.thereof    7.08                              succ.agt
2.08(d)                      not.ent.elect    7.09                               agt.fee
2.09                                  fees
2.10                         opt.terminate    8                           art.chg.circum
2.11                       sched.terminate    8.01                  unfair.basis.det.int
2.12                            opt.prepay    8.01(a)                   agt.adv.ref.bnks
2.12(a)                     opt.prepaymnts    8.01(b)                       bnks.have.50
2.12(c)                    opt.prepy.recpt    8.02                               illegal
2.13                        gen.prov:pymts    8.03                      inc.cost.red.rtn
2.14                           fund.losses    8.03(c)                   bnk.notfy.co.agt
2.15                      compute.interest    8.04                                 taxes
2.16                        reg.d.comp.sec    8.05                         limit.amt.due
                                              8.06                          bs.rt.ln.sub
3                           art.conditions    8.07                              bank.sub
3.01                               closing
3.01(b)                      dul.exec.note    9                                 art.misc
3.01(e)                           dpw.opin    9.01                               notices
3.02                            borrowings    9.02                              no.waive
?                             agg.out.prin    9.03                             exp.indem
                                              9.03(a)(i)                    exp.indem.ai
4                       art.reps.and.warrs    9.03(b)                   co.indem.agt.bnk
4.01                            corp.exist    9.04                        share.set.offs
4.02                         corp.gov.auth    9.05                           amend.waive
4.03                              bind.eff    9.06                          succs.assgns
4.04                            finan.info    9.06(b)                  bnk.grnt.part.int
4.04(a)                     cons.bal.sheet    9.06(c)                       bnk.ass.rgts
4.04(b)                 unaud.cons.bal.sht    9.07                            collateral
4.05                            litigation    9.08                               gov.law
4.06                          erisa.comply    9.09                 cntrprts.integ.effect
4.07                         "env".matters    9.10                          confidential
4.08                        rep.warr.taxes    9.11                      waive.jury.trial
4.09                               subsids
4.10                         not.invest.co
4.11                         full.disclose    REFS IN EXHIBIT
                                              H (PREF 2)
5                            art.covenants    1                                ex.h.defs
5.01                                  info    2                                 ex.h.ass
5.01(a)                       copy.info.to    3                                ex.h.pmts
5.01(b)                     end.of.fisc.yr    4                               ex.h.cnsnt
5.01(h)                   co.unrest.subsid    6                        ex.h.non.rely.ass
5.02                         pmt.of.obligs    7                             ex.h.gov.law
5.03                            maint.prop    8                              ex.h.ctprts
5.03(a)                       co.keep.prop
5.04                         cond.business
5.05                           comply.laws


ARTICLE/SECTION                TARGET NAME    ARTICLE/SECTION                 TARGET NAME
===============                ===========    ===============                 ===========



ARTICLE/SECTION   TARGET NAME     ARTICLE/SECTION   TARGET NAME    ARTICLE/SECTION   TARGET NAME    ARTICLE/SECTION   TARGET NAME
===============   ===========     ================  ===========    ===============   ===========    ===============   ===========





                                      L-2